UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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PokerTek, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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POKERTEK, INC.
1150 CREWS ROAD, SUITE F
MATTHEWS, NORTH CAROLINA 28105

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD SEPTEMBER 3, 2009

Notice of Annual Meeting of Shareholders:

We hereby give notice that the Annual Meeting of Shareholders of PokerTek, Inc. will be held on September 3, 2009, at 2:00 p.m. local time, at PokerTek’s headquarters, 1150 Crews Road, Suite F, Matthews, North Carolina, for the following purposes:

(1)
To elect five directors for one-year terms and until their successors are duly elected and qualified or until their prior death, resignation, removal or disqualification or until there is a decrease in the number of directors.

(2)	To ratify the appointment of McGladrey & Pullen, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2009.

(3)	To approve the 2009 Stock Incentive Plan.

(4)	To amend the PokerTek, Inc. 2005 Stock Incentive Plan and the PokerTek, Inc. 2007 Stock Incentive Plan.

(5)	To transact such other business as may properly come before the meeting.

Under North Carolina law, only shareholders of record at the close of business on the record date, which is July 17, 2009, are entitled to notice of and to vote at the annual meeting or any adjournment. It is important that your shares of common stock be represented at this meeting so that the presence of a quorum is assured.

This proxy statement and the accompanying proxy card are being mailed to our shareholders on or about August 14, 2009. A copy of our 2008 Annual Report on Form 10-K containing our financial statements for the fiscal year ended December 31, 2008 (the “Annual Report”) is enclosed.

By Order of the Board of Directors

James T. Crawford, III
President and Secretary

Your vote is important. Even if you plan to attend the meeting in person, please date and execute the enclosed proxy and return it promptly in the enclosed postage-paid envelope or vote by using the telephone or Internet as soon as possible. Additional information regarding these voting methods is provided in the proxy statement and in the enclosed proxy. If you attend the meeting, you may revoke your proxy and vote your shares in person.

POKERTEK, INC.
1150 CREWS ROAD, SUITE F
MATTHEWS, NORTH CAROLINA 28105
PROXY STATEMENT

GENERAL INFORMATION

Solicitation of Proxies

The enclosed proxy, for use at the Annual Meeting of Shareholders to be held on September 3, 2009, at 2:00 p.m. local time at PokerTek’s headquarters, 1150 Crews Road, Suite F, Matthews, North Carolina, and any adjournment thereof, is solicited on behalf of the Board of Directors of PokerTek, Inc. The approximate date that we are first sending these proxy materials to shareholders is August 14, 2009. This solicitation is being made by mail and may also be made in person or by fax, telephone or Internet by our officers or employees. We will pay all expenses incurred in this solicitation. We will ask banks, brokerage houses and other institutions, nominees and fiduciaries to forward the soliciting material to beneficial owners and to obtain authorization for the execution of proxies. We will, upon request, reimburse these parties for their reasonable expenses in forwarding proxy materials to beneficial owners.

The accompanying proxy is for use at the meeting if a shareholder either will be unable to attend in person or will attend but wishes to vote by proxy. Shares may be voted by either completing the enclosed proxy card and mailing it in the postage-paid envelope provided, voting over the Internet or using a toll-free telephone number. “Registered holders,” who have shares registered in the owner’s name through our transfer agent, may vote by returning a completed proxy card in the enclosed postage-paid envelope. For shares held in “street name,” that is, shares held in the name of a brokerage firm, bank or other nominee, a voting instruction form should be received from that institution by mail in lieu of a proxy card. The voting instruction form should indicate whether the institution has a process for beneficial holders to vote over the Internet or by telephone. A large number of banks and brokerage firms are participating in the Broadridge Financial Solutions online program. This program provides eligible shareholders who receive a paper copy of the proxy statement the opportunity to vote over the Internet or by telephone. The Internet and telephone voting facilities will close at 11:59 p.m. Eastern Daylight Time on September 2, 2009. The Internet and telephone voting procedures are designed to authenticate the shareholder’s identity and to allow shareholders to vote their shares and confirm that their instructions have been properly recorded. If the voting instruction form does not reference Internet or telephone information, or if the shareholder prefers to vote by mail, please complete and return the paper voting instruction form in the self-addressed, postage-paid envelope provided.

Shareholders who vote over the Internet or by telephone need not return a proxy card or voting instruction form by mail, but may incur costs, such as usage charges, from telephone companies or Internet service providers, for which the shareholder is responsible. Registered holders may also vote their shares in person at the annual meeting. In order to vote shares held in street name in person at the meeting, a proxy issued in the owner’s name must be obtained from the record holder and presented at the annual meeting.

The proxy may be revoked by the shareholder at any time before it is exercised by filing with our corporate secretary an instrument revoking it, filing a duly executed proxy bearing a later date (including a proxy given over the Internet or by telephone) or by attending the meeting and electing to vote in person. All shares of our common stock represented by valid proxies received pursuant to this solicitation, and not revoked before they are exercised, will be voted in the manner specified. If no specification is made, properly executed and returned proxies will be voted in favor of the proposals. Management is not aware of any matters, other than those specified above, that will be presented for action at the annual meeting. If other matters are properly presented at the annual meeting for consideration, the agents named on the proxy card will have the discretion to vote on those matters for you.

The presence in person or by proxy of a majority of the shares of common stock outstanding on the record date constitutes a quorum for purposes of voting on a particular matter and conducting business at the meeting. Once a share is represented for any purpose at a meeting, it is deemed present for quorum purposes for the remainder of the meeting.

Brokers that are members of the New York Stock Exchange, Inc. (the “NYSE”) and that hold shares of our common stock in street name for clients have authority to vote on certain items when they have not received instructions from beneficial owners. Under the rules of the NYSE, the proposals to elect directors and ratify the appointment of the independent registered public accounting firm are considered “discretionary” items. This means that brokers may vote in their discretion on these matters on behalf of beneficial owners who have not furnished voting instructions. In contrast, certain items are considered “non-discretionary,” and a “broker non-vote” occurs when brokers do not receive voting instructions from beneficial owners with respect to such items. The proposal to approve the issuance of additional shares of our common stock is a “non-discretionary” item, which means that brokers that have not received voting instructions from beneficial owners with respect to this matter may not vote on the proposal.

Assuming the existence of a quorum, the persons receiving a plurality of the votes cast by the shares entitled to vote will be elected as directors. The proposals to ratify the appointment of McGladrey & Pullen, LLP as our independent registered public accounting firm, to amend the PokerTek, Inc. 2005 Stock Incentive Plan and the PokerTek, Inc. 2007 Stock Incentive Plan and to approve the 2009 Stock Incentive Plan, respectively, will be approved if the votes cast in favor of each respective proposal exceed the votes against it. Abstentions, shares that are withheld as to voting with respect to nominees for director and broker non-votes will be counted for determining the existence of a quorum, but will not be counted as a vote in favor of or against the proposals and, therefore, will have no effect on the outcome of the vote for any of the proposals presented at the meeting.

Voting Securities Outstanding

In accordance with North Carolina law, July 17, 2009 has been fixed as the record date for determining holders of common stock entitled to notice of and to vote at the annual meeting. Each share of our common stock issued and outstanding on July 17, 2009 is entitled to one vote on each proposal presented at the annual meeting. Holders of shares of common stock vote together as a voting group on all proposals. At the close of business on July 17, 2009, there were 11,021,429 shares of our common stock outstanding and entitled to vote.

BOARD OF DIRECTORS AND MANAGEMENT

PROPOSAL 1 - ELECTION OF DIRECTORS

Under our amended and restated bylaws, the Board of Directors consists of five to nine members, as determined by the Board or the shareholders from time to time. As of the date hereof, the Board of Directors consists of five members. Directors are elected annually to serve for one-year terms and until their successors are duly elected and qualified or until their prior death, resignation, removal or disqualification or until there is a decrease in the number of directors. The five nominees named below have been recommended by our Nominating and Governance Committee and approved by the Board to be presented as nominees to serve on the Board. All nominees presently serve as a director and each director is standing for re-election. There are no family relationships among any of our directors or officers. We intend that the agents named in the accompanying proxy card will vote properly returned proxies to elect the five nominees listed below as directors, unless the authority to vote is withheld. Although we expect that each of the nominees will be available for election, if any vacancy in the slate of nominees occurs, we expect that shares of common stock represented by proxies will be voted for the election of a substitute nominee or nominees recommended by the Nominating and Governance Committee and approved by the Board of Directors or for the election of the remaining nominees recommended by the Nominating and Governance Committee and approved by the Board of Directors.

The names of the nominees for election to the Board, their principal occupations and certain other information follow:

Lyle Berman	Age 67

Lyle Berman has served as the Chairman of our Board of Directors since January 2005. Mr. Berman also currently serves as Chairman and Chief Executive Officer of Lakes Entertainment, Inc., a publicly-held company that develops and manages Native American-owned casinos, a position he has held since January 1999. He also currently serves as Executive Chairman of WPT Enterprises, Inc., a publicly-held media and entertainment company, a position he has held since April 2005. Prior to serving as WPT’s Executive Chairman, he served as WPT’s Chairman of the Board from WPT’s inception in March 2002 until April 2005 and also served as Chief Executive Officer of WPT from February 2004 until April 2005. Previously, Mr. Berman served as Chief Executive Officer of Rainforest Cafe, Inc. from February 1993 until December 2000. Mr. Berman received a B.S. degree in Business Administration from the University of Minnesota.

Gehrig H. “Lou” White	Age 46

Gehrig “Lou” White served as our Chief Executive Officer from our inception in August 2003 until he became Vice Chairman of the Board of Directors in September 2007. In July 2002, Mr. White retired from Network Appliance, Inc., a provider of enterprise network storage and data management solutions, with the intention of identifying a business that he may acquire or establish. From July 2001 to July 2002, Mr. White served as an account executive for Network Appliance, Inc. Previously, from 1994 to 2001, Mr. White was a National Account Executive at Dell Inc. Mr. White received a B.S. degree in Computer Science from North Carolina State University and a Masters in Business Administration from Queens College.

James T. Crawford, III	Age 48

James Crawford has served in an executive officer capacity and as a member of our Board of Directors since our inception in August 2003 and currently serves as our President and Secretary. Previously, from 1998 to 2004, Mr. Crawford owned and managed FastSigns franchises in Charlotte, North Carolina.

Joseph J. Lahti	Age 48

Joseph Lahti has served as a member of our Board of Directors since February 2006. Mr. Lahti served as president, chief executive officer and chairman of the board of Shuffle Master, Inc., a gaming supply company for the casino industry, from 1993 to 2002. He currently is active as both a shareholder and member of the boards and executive committees of several privately held companies in industries ranging from software, manufacturing, asset management (equities) and real estate development. He also served on the board of Zomax Incorporated, a publicly traded outsourcing service company, from May 2004 through May 2006. Mr. Lahti received a B.A. degree in economics from Harvard University.

Arthur Lee Lomax	Age 52

Lee Lomax has served as a member of our Board of Directors since our inception in August 2003. From our inception until July 2005, Mr. Lomax also served as our Treasurer. Previously, in 2002, he founded Carolina Classical School in Tryon, North Carolina where he served as Headmaster since its founding through August 2007 when the school was sold and Mr. Lomax retired. From 1994 to 2002, Mr. Lomax worked at Dell Computer Corporation and concluded his career there as Area Vice President of Sales within Dell’s Enterprise Customer Group. Mr. Lomax received a B.S. degree in Business Administration from University of North Carolina at Chapel Hill.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
THE ELECTION OF THE NOMINEES LISTED ABOVE.

Executive Officers

Our executive officers are as follows:

Name	Age	Title
Mark D. Roberson	44	Acting Chief Executive Officer, Chief Financial Officer and Treasurer (acting principal executive officer “PEO” and principal financial officer, “PFO”)

James T. Crawford, III	48	President and Secretary

Hal J. Shinn, III	44	Chief Technology Officer

Christopher J.C. Halligan	42	Former Chief Executive Officer (former principal executive officer, “PEO”)

Certain information with respect to our executive officers is provided below. Officers are appointed to serve at the discretion of the Board.

Mark D. Roberson currently serves as Acting Chief Executive Officer since May 29, 2009 and has served as our Chief Financial Officer and Treasurer since October 2007. Prior to his appointment as CFO, from November 2006 to October 2007, Mr. Roberson served as Vice President and Controller of Baker & Taylor, Inc., a leading distributor of books and entertainment products. At Baker & Taylor, Mr. Roberson was responsible for all financial reporting and accounting functions. Prior to his employment at Baker & Taylor, Mr. Roberson was Director of Financial Reporting for Curtiss-Wright Controls from January 2005 to November 2006 and Director of Finance for the Manufacturing & Distribution operations of Krispy Kreme Doughnuts, Inc. from October 2002 to January 2005. From July 1996 to October 2002, Mr. Roberson served in various financial management roles with LifeStyle Furnishings International, Ltd., concluding with a successful sale of the company. Mr. Roberson, a Certified Public Accountant, received his MBA from Wake Forest University in 2001 and undergraduate degrees in Economics and Accounting from Southern Methodist University and UNC-Greensboro.

James T. Crawford III currently serves as President and Treasurer. Information regarding Mr. Crawford is included in the director profiles set forth above.

Hal J. Shinn, III has served as our Chief Technology Officer since August 2004. Before joining us, from January 1999 through August 2004, Mr. Shinn served as Chief Information Officer of V3 Systems, Inc. Mr. Shinn is a graduate of the Georgia Institute of Technology, where he earned a B.S. degree in Aerospace Engineering and an M.S. degree in Technology and Science Policy.

Christopher J.C. Halligan served as our Chief Executive Officer from September 2007 until his resignation became effective on May 29, 2009. Prior to his appointment as CEO, Mr. Halligan served as our Vice President - Sales and Planning from October 2006 to September 2007. In January 2006, he co-founded Kieden Corporation, an on-demand software business located in San Francisco, California, where he served as a director until Kieden was purchased by Salesforce.com, Inc. in August 2006. Since April 2005, Mr. Halligan has been a significant shareholder and served as a member of the board of directors of Chantilly, Virginia-based Mascot Books, Inc., which publishes children’s books featuring popular sports teams and well-known entertainment personalities. From April 2001 to December 2004, Mr. Halligan was a self-employed consultant in the software and marketing industry. Prior to 2001, he served in several managerial positions with webMethods, Inc., which is now part of Software AG, and Dell Computer Corporation. Mr. Halligan received a B.A. degree in English Literature, with a Minor in Physics/Calculus, from the University of Arizona.

CORPORATE GOVERNANCE MATTERS

Director Independence

In accordance with the listing standards of The NASDAQ Stock Market LLC, our Board of Directors must consist of a majority of independent directors. The Board has determined that Messrs. Berman, Lahti and Lomax are independent under these NASDAQ listing standards. The Board performed a review to determine the independence of its members and made a subjective determination as to each of these independent directors that no transactions, relationships or arrangements exist that, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director of PokerTek, Inc. In making these determinations, the Board reviewed information provided by the directors and us with regard to each director’s business and personal activities as they may relate to us and our management. Each of the members of the Board’s Audit Committee, Compensation Committee and Nominating and Governance Committee also has been determined by the Board to be independent under applicable NASDAQ listing standards and, in the case of the Audit Committee, under the independence requirements established by the Securities and Exchange Commission.

Code of Business Conduct and Ethics

We maintain a Code of Business Conduct and Ethics to provide guidance on sustaining our commitment to high ethical standards. The code applies to employees, officers, directors, agents, representatives, consultants, advisors and independent contractors of PokerTek.

A copy of this code is available in the “Investor Relations” section of our website under the heading “Corporate Governance” at http://www.pokertek.com/corporategovernance.html or may be obtained by contacting our Investor Relations Department at the address set forth above or at investor_relations@pokertek.com. We will disclose any waivers of the code applicable to our directors or executive officers, and the reasons therefor, on a Form 8-K as required by NASDAQ listing standards or applicable law. Any waivers of the code for executive officers or directors may be made only by the Board or by a Board committee.

Committees and Meetings

The Board maintains four standing committees: the Audit Committee, the Compensation Committee, the Nominating and Governance Committee, and the Compliance Committee. Each committee operates under a written charter and reports regularly to the Board. A copy of each of these committee charters is available in the “Investor Relations” section of our website under the heading “Corporate Governance” at http://www.pokertek.com/corporategovernance.html and may also be obtained by contacting our Investor Relations Department at the address set forth above or at investor_relations@pokertek.com.

Each of the Audit Committee, the Compensation Committee, the Nominating and Governance Committee, and the Compliance Committee must be composed of no fewer than three members, at least a majority of whom must satisfy membership requirements imposed by NASDAQ listing standards, as applicable, and the applicable committee charter. A brief description of the responsibilities of each of these committees and their current membership follows.

Compensation Committee

The Compensation Committee operates under a written charter and is appointed by the Board to discharge the Board’s responsibilities relating to compensation of our directors and officers and to approve and evaluate the director and officer compensation plans, policies and programs of PokerTek. In fulfilling its duties, the Compensation Committee has the authority to, among other things: (i) annually review and approve corporate goals and objectives relevant to CEO compensation; (ii) review and approve salary and incentives, employment agreements, severance agreements, change in control agreements and any special supplemental benefits, as appropriate, for the CEO and senior executives of PokerTek; (iii) make recommendations to the Board with respect to incentive compensation plans and equity-based plans; and (iv) adopt, administer, approve and ratify awards made under incentive compensation and stock plans. Please refer to the “Report of Compensation Committee” and the compensation philosophy and actions taken in 2008 described in the “Compensation Discussion and Analysis” section of this proxy statement for further discussion, including the role of executive officers in determining or recommending the amount or form of executive and director compensation. The Compensation Committee also reviews and evaluates the fees paid to members of our Board of Directors. The Compensation Committee may condition its approval of any compensation on ratification by the Board if Board action is required by applicable law or otherwise deemed appropriate. The Compensation Committee has the authority to obtain advice and assistance from both internal and external advisors, including compensation consultants, although the Compensation Committee did not retain a compensation consultant to assist with determining executive compensation during 2008. In addition, although the Compensation Committee may delegate authority to subcommittees to fulfill its responsibilities when appropriate, no such authority was delegated during 2008. The current members of the Compensation Committee are Messrs. Berman, Lomax and Lahti. Mr. Berman serves as chairman of the Compensation Committee. None of Messrs. Berman, Lomax and Lahti is an employee of PokerTek and each is independent under existing NASDAQ listing standards.

Audit Committee

The Audit Committee is a separately-designated standing Audit Committee established in accordance with section 3(a)(58)(A) of the Securities Exchange Act of 1934. The Audit Committee operates under a written charter and is appointed by the Board to (i) assist the Board in monitoring and ensuring: (a) the integrity of our financial statements; (b) our compliance with legal and regulatory requirements; (c) the qualifications, compensation and independence of our independent registered public accounting firm; and (d) the performance of our internal audit function and our independent registered public accounting firm; (ii) prepare the report required to be prepared by the Audit Committee under SEC rules; and (iii) oversee our accounting and financial reporting processes and the audits of the financial statements of PokerTek. The current members of the Audit Committee are Messrs. Berman, Lahti and Lomax. Mr. Lahti serves as chairman of the Audit Committee. None of Messrs. Berman, Lahti and Lomax is an employee of PokerTek and each has been determined to be independent under applicable listing standards of The NASDAQ Stock Market, LLC and applicable SEC rules. In addition, the Board has examined the SEC’s definition of “audit committee financial expert” and determined that Mr. Lahti satisfies this definition. See “Report of the Audit Committee,” below.

Nominating and Governance Committee

The Nominating and Governance Committee operates under a written charter and is appointed by the Board to: (i) assist the Board in identifying individuals qualified to become Board members; (ii) recommend to the Board the director nominees for the next annual meeting of shareholders; and (iii) develop and recommend to the Board a set of Corporate Governance Guidelines applicable to us. The Nominating and Governance Committee also oversees evaluations of executive management and is responsible for reviewing and making recommendations to the Board regarding our responses to any shareholder proposals. The current members of the Nominating and Governance Committee are Messrs. Berman, Lomax and Lahti. Mr. Berman serves as chairman of the Nominating and Governance Committee. None of Messrs. Berman, Lomax and Lahti is an employee of PokerTek and each is independent under existing NASDAQ listing standards. The Nominating and Governance Committee will consider written nominations of candidates for election to the Board properly submitted by shareholders. For information regarding shareholder nominations to the Board, see “Procedures for Director Nominations” and “Proposals for 2009 Annual Meeting,” below.

Compliance Committee

The Compliance Committee is responsible for identifying and evaluating situations involving PokerTek or its affiliates to ensure that none will have a negative effect upon the objectives of gaming control. Our committee has at least three members appointed by our Board, and at least one member must be independent and knowledgeable regarding Nevada gaming regulations. The Compliance Committee must include our Compliance Officer and at least one independent director. The Compliance Committee reports to the Board and advises the Board if any activities are inappropriate, after investigation. The Compliance Committee is responsible for determining that all transactions involving gaming devices and gaming equipment are with licensed customers, where required, and for reporting to the Board regarding material litigation, material loans or extensions of credit, transactions meeting certain thresholds, and material loans made by PokerTek and its affiliates other than for PokerTek’s or the affiliate’s benefit. Further, the Committee requires that appropriate background checks be conducted on persons with whom the Company transacts business, including officers, directors, and other key employees. The Committee annually reviews the list of PokerTek’s shareholders.

As of December 31, 2008, the members of the compliance committee are Mark Roberson, Chairman of the Committee; James Crawford, Compliance Officer; and Lyle Berman, Director.

Meeting Attendance

All directors are expected to make every effort to attend meetings of the Board, assigned committees and annual meetings of shareholders.

All directors attended all of the Board meetings and assigned committee meetings during the fiscal year ended December 31, 2008. During fiscal 2008, the Board held five meetings, the Compensation Committee held two meetings, the Audit Committee held four meetings, the Nominating and Governance Committee held two meetings, and the Compliance Committee held two meetings. All of our directors in office at the time of the 2008 annual meeting of shareholders, except for Messrs. Berman and Lahti, attended the annual meeting.

Executive Sessions

Independent directors are expected to meet in executive session at all regularly scheduled meetings of the Board with no members of management present. The Chairman of the Nominating and Governance Committee or the Chairman of the Board will preside at each executive session, unless the independent directors determine otherwise. During fiscal 2008, Mr. Berman, as Chairman of the Board, presided at each of the executive sessions.

Procedures for Director Nominations

Members of the Board are expected to collectively possess a broad range of skills, industry and other knowledge and expertise, and business and other experience useful for the effective oversight of our business. The Nominating and Governance Committee is responsible for identifying, screening and recommending to the Board qualified candidates for membership. All candidates must meet the minimum qualifications and other criteria established from time to time by the Board. In considering possible candidates for election as director, the Nominating and Governance Committee is guided by the following standards:

•	Each director should be an individual of the highest character and integrity;

•	Each director should have substantial experience that is of particular relevance to PokerTek;

•	Each director should have sufficient time available to devote to the affairs of PokerTek; and

•	Each director should represent the best interests of the shareholders as a whole rather than special interest groups.

We also consider the following criteria, among others, in our selection of directors:

•	Economic, technical, scientific, academic, financial and other expertise, skills, knowledge and achievements useful to the oversight of our business;

•	Diversity of viewpoints, backgrounds, experiences and other demographics; and

•
The extent to which the interplay of the candidate’s expertise, skills, knowledge and experience with that of other Board members will build a Board that is effective, collegial and responsive to the needs of PokerTek.

The Nominating and Governance Committee evaluates suggestions concerning possible candidates for election to the Board submitted to us, including those submitted by Board members (including self-nominations), shareholders and third parties. All candidates, including those submitted by shareholders, will be similarly evaluated by the Nominating and Governance Committee using the Board membership criteria described above and in accordance with applicable procedures. Once candidates have been identified, the Nominating and Governance Committee will determine whether such candidates meet the minimum qualifications for director nominees established in the charter and under applicable laws, rules or regulations and make a recommendation to the Board. The Board, taking into consideration the recommendations of the Nominating and Governance Committee, is responsible for selecting the nominees for director and for appointing directors to fill vacancies.

The Nominating and Governance Committee has authority to retain and approve the compensation of search firms to be used to identify director candidates.

As noted above, the Nominating and Governance Committee will consider qualified director nominees recommended by shareholders when such recommendations are submitted in accordance with applicable SEC requirements, our bylaws and any other applicable law, rule or regulation regarding director nominations. When submitting a nomination to us for consideration, a shareholder must provide certain information that would be required under applicable SEC rules, including the following minimum information for each director nominee: full name and address; age; principal occupation during the past five years; current directorships on publicly held companies and registered investment companies; and number of shares of our common stock owned, if any. In addition, under our bylaws, a shareholder’s written notice regarding a proposed nominee must include (in addition to any information required by applicable law or the Board): (i) the name and address of the shareholder who intends to present the proposal and the beneficial owner, if any, on whose behalf the proposal is made; (ii) the number of shares of each class of capital stock owned by the shareholder and such beneficial owner; (iii) a description of the business proposed to be introduced to the shareholders; (iv) any material interest, direct or indirect, which the shareholder or beneficial owner may have in the business described in the notice; (v) a representation that the shareholder is a holder of record of shares of PokerTek entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to present the proposal; and (vi) a consent signed by each nominee to serve as a director if elected. Certain specific notice deadlines also apply with respect to submitting director nominees. See “Proposals for 2010 Annual Meeting,” below.

No candidates for director nominations were submitted to the Nominating and Governance Committee by any shareholder in connection with the annual meeting. Any shareholder desiring to present a nomination for consideration by the Nominating and Governance Committee prior to the 2010 annual meeting must do so in accordance with our bylaws and policies. See “Proposals for 2010 Annual Meeting,” below.

Shareholder Communications with Directors

Any shareholder desiring to contact the Board, or any specific director(s), may send written communications to: Board of Directors (Attention: (Name(s) of director(s), as applicable)), c/o Corporate Secretary, 1150 Crews Road, Suite F, Matthews, North Carolina 28105. Any communication so received will be processed by the Secretary and conveyed to the Board or, as appropriate, to the member(s) of the Board named in the communication.

Procedures for Reporting Complaints about Accounting and Auditing Matters

The Audit Committee has adopted procedures for receiving and handling complaints from employees and third parties regarding accounting, internal accounting controls or auditing matters, including procedures for confidential, anonymous submissions by employees of complaints or concerns regarding questionable accounting, auditing or other matters. Employees or third parties may report their concerns by calling the PokerTek, Inc. Values Line, an anonymous third-party hotline service operated by Global Compliance Services, at 888-475-8376.

Upon receipt of a complaint relating to the matters set forth above, Global Compliance will promptly notify the Chief Financial Officer and the Audit Committee. If the matter involves the Chief Financial Officer, he would not be notified of the complaint. The Audit Committee will oversee the review of any such complaint and will maintain the confidentiality of an employee or third-party complaint to the fullest extent possible, consistent with the need to conduct an adequate review. Prompt and appropriate corrective action will be taken when and as warranted in the judgment of the Audit Committee. We will maintain a log of all complaints received, tracking their receipt, investigation and resolution, and will prepare a periodic report summarizing the complaints for submission by the Audit Committee to the Board. We will maintain copies of complaints and the complaint log for a reasonable time or for any period prescribed by our document retention policy but in no event for less than five years.

These Procedures for Reporting Complaints about Accounting and Auditing Matters are available in the “Investor Relations” section of our website under the heading “Corporate Governance” at http://www.pokertek.com/corporategovernance.html or may be obtained by contacting our Investor Relations Department at our address set forth above.

Compensation Committee Interlocks and Insider Participation

The current members of the Compensation Committee are Messrs. Berman (Chairman), Lomax and Lahti, each of whom also served as a member of the Compensation Committee during 2008. None of the current members of the Compensation Committee has ever served as an officer or employee of PokerTek. No interlocking relationships exist between PokerTek’s current Board of Directors or Compensation Committee and the board of directors or compensation committee of any other company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of our common stock as of March 31, 2009 by (a) each person known by us to own beneficially more than five percent of the outstanding shares of our common stock, (b) each director, (c) the Named Executive Officers (as defined in “Summary Compensation Table,” above), and (d) all current directors and executive officers as a group. Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options or warrants held by that person that are currently exercisable or that are or may become exercisable within 60 days of March 31, 2009 are deemed outstanding. These shares, however, are not deemed outstanding for purposes of computing the percentage ownership of any other person. Except as indicated in the footnotes to this table and under applicable community property laws, each shareholder named in the table has sole voting and dispositive power with respect to the shares set forth opposite the shareholder’s name. Unless otherwise noted, the address of all listed shareholders is c/o PokerTek, Inc., 1150 Crews Road, Suite F, Matthews, North Carolina 28105.

Name of Beneficial Owner	Number of Shares Beneficially Owned		Percent of Class

Directors and Executive Officers:
Gehrig H. White	2,129,400	(1)	19.32%
Lyle Berman	529,438	(2)	4.80%
James T. Crawford, III	1,224,900	(3)	11.11%
Joseph J. Lahti	31,000	(4)	*
Arthur Lee Lomax	364,080	(5)	3.30%
Christopher J. C. Halligan	150,048	(6)	1.36%
Hal Shinn	181,250	(7)	1.64%
Mark D. Roberson	30,750	(8)	*
All directors and executive officers as a group (8 persons)	4,640,866		42.11%

5% Shareholders:
GHW Enterprises, LLC	1,829,900	(9)	16.60%
Crawford Ventures, LLC	1,224,900	(10)	11.11%
Aristocrat International Pty. Limited	1,807,545	(11)	16.40%

* Indicates less than one percent

(1)
Consists of 299,500 shares of common stock owned by Mr. White and 1,829,900 shares of common stock owned by GHW Enterprises, LLC, which is controlled by Mr. White. Mr. White has sole voting and dispositive power with respect to all of the shares of common stock.

(2)
Includes 329,438 shares of common stock and 200,000 presently exercisable options to purchase our common stock owned by the Lyle A. Berman Revocable Trust, for which Mr. Berman serves as trustee and with respect to which Mr. Berman has sole voting and dispositive power.

(3)
Consists of shares of common stock owned by Crawford Ventures, LLC, which is controlled by Mr. Crawford. Mr. Crawford has sole voting and dispositive power with respect to all of the shares of common stock.

(4)	Consists of 1,000 shares of common stock owned by Mr. Lahti and 30,000 presently exercisable options to purchase our common stock.

(5)
Consists of 304,700 shares of common stock owned by Mr. Lomax, with respect to which he has sole voting and dispositive power and 59,380 shares of common stock owned by Charitable Remainder Unitrust, for which Mr. Lomax shares voting power with Larry Swartz.

(6)
Consists of 9,423 shares of common stock owned by Mr. Halligan and 140,625 presently exercisable options to purchase our common stock. Mr. Halligan resigned as Chief Executive Officer effective May 29, 2009.

(7)	Consists of presently exercisable options to purchase our common stock.

(8)	Consists of 2,000 shares of common stock owned by Mr. Roberson and 28,750 presently exercisable options to purchase our common stock.

(9)
The address of GHW Enterprises, LLC is 6207 Glynmoor Lakes Drive, Charlotte, North Carolina 28277. Gehrig H. White, as manager, controls GHW Enterprises, LLC and has sole voting and dispositive power with respect to the shares of common stock held by GHW Enterprises, LLC.

(10)
The address of Crawford Ventures, LLC is 5237 Lancelot Drive, Charlotte, North Carolina 28270. James T. Crawford, III, as manager, controls Crawford Ventures, LLC and has sole voting and dispositive power with respect to the shares of common stock held by Crawford Ventures, LLC.

(11)
Consists of shares of common stock for which voting and dispositive power is shares by Aristocrat International Pty. Limited and Aristocrat Leisure Limited. The address of each Aristocrat International Pty. Limited and Aristocrat Leisure Limited is Building A, Pinnacle Office Park, 85 Epping Road, North Ryde, NSW 2113, Australia. Information reported is based on information provided by Aristocrat International Pty. Limited on February 19, 2009.

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

The Compensation Committee discharges the responsibilities of the Board of Directors relating to compensation of the named executive officers of the Company. The Committee is comprised of independent directors as defined in The NASDAQ Stock Market LLC listing standards. The Committee also has oversight responsibility for our annual incentive plans, stock option plans and other benefit plans for our executive officers. See “Corporate Governance — Compensation Committee of the Board of Directors” for more information about the Committee.

Compensation Philosophy and Objectives

Our overall compensation philosophy is that compensation levels should be adequate to attract and retain the best possible executive talent without being unreasonable or excessive relative to market practice and to provide incentive to achieve corporate and individual goals that will increase shareholder value. See “Elements of Compensation” below for further discussions of the compensation arrangements for our named executive officers. The total compensation program is structured to include long-term compensation to motivate our named executive officers to work for sustained growth in shareholder value.

Elements of Compensation

Our objectives with respect to compensation of our executive officers are to: (1) link executive compensation to our business strategy execution and performance; (2) offer compensation designed to attract, retain and reward key executive officers; and (3) offer salary, cash bonus and incentive compensation pay opportunities that are competitive in the marketplace, recognize achievement of our business strategy objectives, and align the long-term interests of executive officers with those of our shareholders. The primary objectives that we consider are market penetration of product, revenue growth, and analysis of our financial performance as compared to our internal budget and projected forecasts.

We currently have three executive officers: Mr. Mark D. Roberson, our Acting Chief Executive Officer and Chief Financial Officer; Mr. James T. Crawford, III, our President; and Mr. Hal J. Shinn, III, our Chief Technology Officer.  Mr. Christopher J.C. Halligan was our Chief Executive Officer until his resignation effective May 29, 2009.
Our executive compensation program has traditionally been comprised of two components: annual cash compensation, paid in the form of annual salary and discretionary bonuses; and long-term compensation, paid historically in the form of options to purchase our common stock. Mr. Halligan, Mr. Crawford, and Mr. Shinn were paid only an annual base salary during 2008. Mr. Roberson received a base salary and also received long-term compensation in the form of options to purchase our common stock. The Compensation Committee retains the right to offer our named executive officers restricted shares of our common stock and other forms of equity compensation in lieu of, or in conjunction with, stock options.

Mr. Roberson has an employment agreement with certain severance provisions and accelerated vesting of options upon termination of employment, as discussed in more detail under “Executive Officer Compensation – Employment Agreements,” below.

Currently, our executive compensation philosophy is focused on current cash payment in the form of annual base salary and performance-based discretionary bonuses based upon certain objective criteria, including market penetration of product, revenue growth, and analysis of our financial performance as compared to our internal budget and projected forecasts. In establishing the equity component of our executive compensation program, we considered the effects of Statement of Financial Accounting Standards No. 123R (“FAS 123R”), “Share-Based Compensation,” which requires us to currently expense an estimated fair value of equity compensation. The Compensation Committee believes that the combination of cash compensation and equity compensation is important to align the interests of our executive officers with those of our shareholders and provides an effective motivational tool at this stage of the Company’s growth.

The Compensation Committee typically reviews and adjusts base salaries and awards of cash bonuses and equity-based compensation at least once per fiscal year. During 2008, our CEO presented the Compensation Committee and the Board of Directors with a forecast of our performance for the current year, a comparison of compensation to other public companies and made recommendations regarding annual base salaries and discretionary bonus payments for our executive officers. Mr. Crawford does not make any recommendation or participate in any decisions regarding his own compensation.

In evaluating the compensation and benefits for 2008, the Committee compiled and considered data representing compensation and other benefits provided to corporate positions of other companies engaged in the gaming industry, as well as other non-gaming public companies with which the Company competes for talent. This data included compensation information for Elixir Gaming Technologies, PGIC, Inc, World Poker Tour, Lakes Entertainment, Inc., and Targacept, Inc. The Company did not engage the services of a compensation consultant, but did perform an internal benchmarking review of the cash and incentive compensation levels of these and other companies. In addition, the Committee considered other relevant market data, as well as the specific revenues, earnings, cash flows and market position of the Company.

The Compensation Committee considered the recommendations of the CEO, as well as the results of its review of relevant compensation data in determining executive officer compensation for 2008.

Annual Cash Compensation

The annual base salaries of our executive officers and adjustments to executive officers’ base salaries are generally based upon a subjective evaluation of the individual executive officer’s performance by the Compensation Committee. The Compensation Committee’s evaluation is based upon non-quantitative factors such as the current responsibilities of each executive officer, the compensation of similarly situated executive officers at comparable companies, the performance of each executive officer during the prior calendar year, our performance during the prior calendar year, and the recommendations submitted to the Compensation Committee.

The 2008 annual cash compensation was also targeted to be competitive in relation to other similar companies. However, because of our short operating history, the total compensation of our executive officers is currently below average when compared with other publicly traded companies. The Compensation Committee did not utilize the services of an independent compensation consulting firm to determine the cash compensation paid to executive officers in 2008. While the compensation levels for the management of the Company were found to be less than the other companies which were reviewed, it was determined that those levels of cash compensation were appropriate based on the current size and scope of the Company’s operations for 2008. No discretionary bonuses were awarded during 2008.

For 2008, Messrs. Crawford, Halligan and Roberson had base salaries of $160,000. Mr. Shinn’s annual base salary was $152,250. These base salaries remain unchanged as of June 30, 2009, with the exception of Mr. Halligan’s base salary, which terminated upon his resignation. Consistent with the recommendations of management, the Committee elected to leave these base salaries unchanged from 2007 as both management and the Committee share the belief that providing additional cash compensation would not be the most effective incentive to achieve corporate and individual goals and to increase shareholder value, or the best use of the Company’s resources at the current time.

Long-Term Equity Compensation

We believe that an appropriate level of equity-based compensation is part of a balanced and effective compensation program designed to align the interests of executive officers with those of our shareholders. We believe that the level of equity-based compensation awarded to our executive officers is adequate to align those officers’ interests with the interests of our shareholders. Our long-term compensation program has historically been based principally upon awards of options to purchase our common stock under the PokerTek, Inc. 2004 Stock Option Plan and the PokerTek, Inc. 2005 and 2007 Stock Incentive Plans. Awards of equity-based compensation are based upon a subjective evaluation of the executive officer’s performance by the Compensation Committee and recommendations submitted to the Compensation Committee by our Chief Executive Officer. The Compensation Committee’s evaluation considers a number of non-quantitative factors, including the responsibilities of the individual officers for, and contribution to, our operating results and their expected future contributions. The Compensation Committee also considers whether prior awards of equity-based compensation were sufficient in deciding the amount of equity-based compensation to award in a particular year.

Messrs. Crawford, Halligan and Shinn were not awarded equity-based compensation during 2008 and awards to Mr. Roberson and all other non-executive employees of the Company and other parties have been curtailed primarily due to the limited number of awards remaining available under the aforementioned plans.

Accordingly, the Board is seeking approval of the 2009 Stock Incentive Plan, which would allow the Committee more flexibility in rewarding, incentivizing and retaining key employees. In addition, the Board is seeking approval of amendments to the PokerTek, Inc. 2005 Stock Incentive Plan and the PokerTek, Inc. 2007 Stock Incentive Plan to allow the Compensation Committee more flexibility with regard to modifying awards issued and outstanding under the those plans.

Compliance With Internal Revenue Code Section 162(m)

Section 162(m) of the Internal Revenue Code of 1986, as amended, limits the corporate tax deduction to $1 million for compensation paid to certain executives of public companies. However, performance-based compensation that has been approved by shareholders is excluded from the $1 million limit if, among other requirements, the compensation is payable only upon attainment of pre-established, objective performance goals and the board committee that establishes the goals consists only of “outside directors.” Additionally, stock options will qualify for the performance-based exception where, among other requirements, the exercise price of the stock option is not less than the fair market value of the stock on the date of grant, and the plan includes a per-executive limitation on the number of shares for which stock options may be granted during a specified period. All members of the Compensation Committee qualify as outside directors within the meaning and as defined by Section 162(m) and the regulations thereunder. Historically, the combined salary and bonus of each of our executive officers has been below this $1 million limit. The Compensation Committee’s present intention is to grant future compensation that does not exceed the limitations of Code Section 162(m).

Compensation Committee Report

The Compensation Committee has reviewed and discussed with our management the Compensation Discussion and Analysis that accompanies this report. Based on its review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2008.

Except for the Annual Report on Form 10-K described above, this Compensation Committee report is not incorporated by reference into any of our previous or future filings with the SEC, unless any such filing explicitly incorporates the report.

Lyle Berman (Chairman)
Joseph J. Lahti
Arthur Lee Lomax

Executive Officer Compensation

The following table sets forth the compensation paid by or on behalf of PokerTek to (i) our Chief Executive Officer during the year ended December 31, 2008, and (ii) our two most highly compensated executive officers who were serving as such at December 31, 2008. These individuals are referred to collectively as our Named Executive Officers.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary	Bonus	Option Awards (1)	All Other Compensation (2)		Total
Christopher J.C. Halligan (3)	2008	$160,000	$-	$293,979		$-	$453,979
Former Chief Executive Officer	2007	$160,000	$-	$182,461		$-	$342,461

Mark D. Roberson (3)	2008	$160,000	$-	$81,270		$4,267	$245,537
Acting Chief Executive Officer, Chief Financial Officer and Treasurer	2007	$32,804	$-	$-	$		$32,804

Hal J. Shinn, III	2008	$152,250	$-	$18,230		$6,090	$176,570
Chief Technology Officer	2007	$148,021	$-	$19,403		$5,921	173,345

The amounts in the Option Awards column reflects the dollar amount of awards recognized for financial statement reporting purposes for the years ended December 31, 2008 and 2007 in accordance with Financial Accounting Standards Board Statement No. 123(R), disregarding the estimate of forfeitures related to service-based vesting conditions. During 2008, there were no actual forfeitures by any of our Named Executive Officers. A discussion of the assumptions used in calculating these values may be found in Note 10 to our audited financial statements in our Annual Report on Form 10-K for the year ended December 31, 2008.

The amounts in the All Other Compensation column consist of Company matching contributions to our 401(k) plan.

Messrs. Halligan and Roberson became executive officers in 2007. Salary for Mr. Halligan for 2007 includes earnings during his employment with the Company prior to his appointment as Chief Executive Officer. Salary for Mr. Roberson for 2007 includes earnings from his date of hire, October 18, 2007, to December 31, 2007.

The following table sets forth information regarding all individual grants of plan-based awards granted to named executive officers for the fiscal year ending December 31, 2008.

GRANTS OF PLAN-BASED AWARDS

		All Other Option	Exercise or Base	Grant Date Fair
		Awards: Number of	Price of Option	Value of Stock and
Name	Grant Date	Securities Underlying	Awards ($/S h)	Option Awards ($)

Mark D. Roberson	March 31, 2008	40,000	$3.81	$148,800

(1)
All options were granted pursuant to the 2007 Stock Incentive Plan. The exercise price was the closing market price of our common stock on the NASDAQ Global Market on the grant date. The options vest in equal installments every six months over a four-year period.

(2)
Grant date fair value was calculated in accordance with FAS 123R. See Note 9 to the Financial Statements in our Annual Report on Form 10-K for the year ended December 31, 2008 regarding our valuation assumptions with respect to stock option awards..

Employment Agreements

Employment Agreement with Mark D. Roberson

We have entered into an employment agreement, dated July 16, 2009 with Mark D. Roberson, our Acting Chief Executive Officer, Chief Financial Officer and Treasurer. The agreement has a term of two years.

Pursuant to this agreement, Mr. Roberson is entitled to receive a base salary of $160,000 per year, subject to our right to reduce Mr. Roberson’s salary in connection with a reduction of all of our employees’ salaries. Mr. Roberson’s salary, however, may not be reduced by more than 20% in any single reduction or a series of reductions, may not be reduced for a period greater than six months, and any severance payments payable to Mr. Roberson will be based on his original base salary before any such reduction.

In connection with Mr. Roberson’s appointment as Chief Financial Officer, Mr. Roberson previously received a grant of an option to purchase 75,000 shares of our common stock at fair market value as determined by the closing price of our common stock on December 31, 2007, which vests 12.5% every six months. Mr. Roberson also received a grant of an option to purchase 40,000 shares of our common stock at fair market value as determined by the closing price of our common stock on March 31, 2008.

In connection with Mr. Roberson’s appointment as Acting Chief Executive Officer, Mr. Roberson will also receive a grant of an option to purchase 137,500 shares of our common stock. If Mr. Roberson’s employment is terminated by us for any reason except cause (as defined in the employment agreement) and he executes a general release with language acceptable to us on or before the effective date of termination, including within one year of a change of control, all stock options granted to him through the date of termination will vest immediately and he will have one year from the date of termination to exercise those options. In the event that Mr. Roberson is not appointed Chief Executive Officer within one year from his date of appointment as Acting Chief Executive Officer, his grant of 137,500 stock options will vest immediately. Mr. Roberson is also entitled to receive standard benefits generally available to other senior officers.

In the event we terminate Mr. Roberson’s employment without cause (as defined in the employment agreement) or if Mr. Roberson terminates his employment for good reason (as defined in the employment agreement, which includes relocation to a Company office more than 75 miles from Charlotte, North Carolina without his consent or a material change in his assigned duties), and upon execution of a general release, Mr. Roberson is entitled to severance in the form of continuation of his base salary for twelve months. In addition, if Mr. Roberson terminates his employment for good reason, he will be entitled to additional severance in the form of reimbursement of any COBRA payments during the twelve-month period. If Mr. Roberson is terminated for cause or if he voluntarily terminates his employment with us for any reason other than good reason (as defined in the employment agreement), he would not receive severance pay or any such other compensation.

In the event we terminate Mr. Roberson’s employment within one year following a change of control, he is entitled to severance in the form of continuation of his base salary and benefits for twelve months.

We have also entered into a proprietary information and inventions agreement with Mr. Roberson that, among other things, (i) provides that Mr. Roberson will not disclose our proprietary information to any third party during his employment with us and thereafter, and (ii) requires that Mr. Roberson assign to us his right, title and interest to any and all inventions made or conceived during his employment with us. For a period of six months after termination of his employment, Mr. Roberson also would be required to inform us of all inventions made or conceived by him and, for a period of one year after termination of his employment, he would be required to inform us of all patent applications filed by him or on his behalf. In addition, for a period of one year after the termination of his employment with us he will not:

•	provide services to any of our competitors within the continental United States similar to those provided to us during his employment with us;

•
solicit or attempt to solicit any of our employees, independent contractors or consultants to terminate his or her relationship with us in order to become an employee, independent contractor or consultant of another entity; or

•	solicit or attempt to solicit any of our customers with whom Mr. Roberson had contact as a result of his employment with us.

Employment Agreement with James T. Crawford III

We have entered into an employment agreement, dated July 16, 2009 with James T. Crawford III, our President and Secretary The agreement has a term of two years.

Pursuant to this agreement, Mr. Crawford is entitled to receive a base salary of $160,000 per year, subject to our right to reduce Mr. Crawford’s salary in connection with a reduction of all of our employees’ salaries. Mr. Crawford’s salary, however, may not be reduced by more than 20% in any single reduction or a series of reductions, may not be reduced for a period greater than six months, and any severance payments payable to Mr. Crawford will be based on his original base salary before any such reduction.

In connection with the execution of this employment agreement, Mr. Crawford will receive a grant of an option to purchase 137,500 shares of our common stock. If Mr. Crawford’s employment is terminated by us for any reason except cause (as defined in the employment agreement) and he executes a general release with language acceptable to us on or before the effective date of termination, including within one year of a change of control, all stock options granted to him through the date of termination will vest immediately and he will have one year from the date of termination to exercise those options. Mr. Crawford is also entitled to receive standard benefits generally available to other senior officers.

In the event we terminate Mr. Crawford’s employment without cause (as defined in the employment agreement) or if Mr. Crawford terminates his employment for good reason (as defined in the employment agreement, which includes relocation to a Company office more than 75 miles from Charlotte, North Carolina without his consent or a material change in his assigned duties), and upon execution of a general release, Mr. Crawford is entitled to severance in the form of continuation of his base salary for twelve months. In addition, if Mr. Crawford terminates his employment for good reason, he will be entitled to additional severance in the form of reimbursement of any COBRA payments during the twelve-month period. If Mr. Crawford is terminated for cause or if he voluntarily terminates his employment with us for any reason other than good reason (as defined in the employment agreement), he would not receive severance pay or any such other compensation.

In the event we terminate Mr. Crawford’s employment within one year following a change of control, he is entitled to severance in the form of continuation of his base salary and benefits for twelve months.

We have also entered into a proprietary information and inventions agreement with Mr. Crawford that, among other things, (i) provides that Mr. Crawford will not disclose our proprietary information to any third party during his employment with us and thereafter, and (ii) requires that Mr. Crawford assign to us his right, title and interest to any and all inventions made or conceived during his employment with us. For a period of six months after termination of his employment, Mr. Crawford also would be required to inform us of all inventions made or conceived by him and, for a period of one year after termination of his employment, he would be required to inform us of all patent applications filed by him or on his behalf. In addition, for a period of one year after the termination of his employment with us he will not:

•	provide services to any of our competitors within the continental United States similar to those provided to us during his employment with us;

•
solicit or attempt to solicit any of our employees, independent contractors or consultants to terminate his or her relationship with us in order to become an employee, independent contractor or consultant of another entity; or

•	solicit or attempt to solicit any of our customers with whom Mr. Crawford had contact as a result of his employment with us.

Employment Agreement with Hal J. Shinn, III

We had entered into an employment agreement dated August 9, 2004, as amended effective July 1, 2005, with Hal J. Shinn, III, our Chief Technology Officer. The original agreement had a term of two years and on August 9, 2006 the agreement was extended for an additional two years through August 9, 2008. The Agreement is now expired, although Mr. Shinn continues to work for the Company.

Pursuant to this agreement, Mr. Shinn was entitled to receive a base salary of at least $126,000 per year, subject to our right to reduce Mr. Shinn’s salary in connection with a reduction of all of our employees’ salaries. Mr. Shinn’s salary, however, would not be reduced by more than 20% in any single reduction or a series of reductions, would not be reduced for a period greater than six months, and any severance payments payable to Mr. Shinn would be based on his original base salary before any such reduction. The Compensation Committee had authorized an increase in Mr. Shinn’s base salary each year since the employment agreement was executed, as discussed in more detail in the “Compensation Discussion and Analysis” section of this proxy statement.

Pursuant to the agreement, Mr. Shinn was granted an option to purchase 75,000 shares of our common stock, 7,500 shares of which vested on August 9, 2004 and 7,500 shares of which vest every quarter thereafter, and an additional option to purchase 75,000 shares of our common stock, 9,375 shares of which vested on February 28, 2005, and 9,375 shares of which vest every six months thereafter. The exercise price of the shares underlying both option grants is $2.67 per share. Mr. Shinn was also entitled to receive standard benefits generally available to other senior officers.

In the event we terminated Mr. Shinn’s employment without cause (as defined in the employment agreement) or if Mr. Shinn terminated his employment for good reason (as defined in the employment agreement), and upon execution of a general release, Mr. Shinn was entitled to severance in the form of continuation of his base salary for two months. In addition, if Mr. Shinn terminated his employment for good reason, he would be entitled to additional severance in the form of reimbursement of any COBRA payments during the two-month period. Further, if Mr. Shinn’s employment was terminated by us for any reason except cause, all stock options granted would vest immediately if he executed a general release with language acceptable to us on or before the effective date of termination.

In the event we terminated Mr. Shinn’s employment following a change of control or we relocate Mr. Shinn to an office that is more than 75 miles from Charlotte, North Carolina without his consent, he was entitled to severance in the form of continuation of his base salary and benefits for two months.

We have also entered into a proprietary information and inventions agreement with Mr. Shinn that provided that Mr. Shinn would not disclose our proprietary information to any third party during his employment with us and thereafter, and for a period of one year after the termination of his employment with us he would not:

•	provide services to any of our competitors within the continental United States similar to those provided to us during his employment with us;

•
solicit or attempt to solicit any of our employees, independent contractors or consultants to terminate his or her relationship with us in order to become an employee, independent contractor or consultant of another entity; or

•	solicit or attempt to solicit any of our customers with whom Mr. Shinn had contact during his employment with us.

Employment Agreement with Christopher J.C. Halligan

We had entered into an employment agreement, dated January 17, 2008, with Christopher J.C. Halligan, our Chief Executive Officer. The agreement has a term of two years. Mr. Halligan resigned effective May 29, 2009.

Pursuant to this agreement, Mr. Halligan was entitled to receive a base salary of $160,000 per year, subject to our right to reduce Mr. Halligan’s salary in connection with a reduction of all of our employees’ salaries. Under the agreement, Mr. Halligan’s salary, however, could not be reduced by more than 20% in any single reduction or a series of reductions, could not be reduced for a period greater than six months, and any severance payments payable to Mr. Halligan would be based on his original base salary before any such reduction.

In connection with Mr. Halligan’s promotion to Chief Executive Officer, Mr. Halligan previously received a grant of an option to purchase 125,000 shares of our common stock at fair market value as determined by the closing price of our common stock on September 28, 2007, which vests 12.5% every six months (together with an earlier grant of an option to purchase 150,000 shares of our common stock). If Mr. Halligan’s employment was terminated by us for any reason except cause (as defined in the employment agreement), all stock options granted to him through the date of termination would vest immediately if he executed a general release with language acceptable to us on or before the effective date of termination. Mr. Halligan was also entitled to receive standard benefits generally available to other senior officers.

In the event we terminated Mr. Halligan’s employment without cause (as defined in the employment agreement) or if Mr. Halligan terminated his employment for good reason (as defined in the employment agreement, which includes relocation to a Company office more than 75 miles from Charlotte, North Carolina without his consent), and upon execution of a general release, Mr. Halligan would be entitled to severance in the form of continuation of his base salary for three months. In addition, if Mr. Halligan terminated his employment for good reason, he would be entitled to additional severance in the form of reimbursement of any COBRA payments during the three-month period. If Mr. Halligan was terminated for cause or if he voluntarily terminated his employment with us for any reason other than good reason (as defined in the employment agreement), he would not receive severance pay or any such other compensation.

In the event we terminate Mr. Halligan’s employment following a change of control, he would be entitled to severance in the form of continuation of his base salary and benefits for three months.

Mr. Halligan terminated his employment on May 29, 2009 for personal reasons, and was not related to PokerTek’s operations, policies or practices. Accordingly, absent any other settlement with PokerTek, Mr. Halligan would not be entitled to severance pay or any other compensation pursuant to his employment agreement.

We have also entered into a proprietary information and inventions agreement with Mr. Halligan that, among other things, (i) provided that Mr. Halligan would not disclose our proprietary information to any third party during his employment with us and thereafter, and (ii) required that Mr. Halligan assign to us his right, title and interest to any and all inventions made or conceived during his employment with us. For a period of six months after termination of his employment, Mr. Halligan also would be required to inform us of all inventions made or conceived by him and, for a period of one year after termination of his employment, he would be required to inform us of all patent applications filed by him or on his behalf. In addition, for a period of one year after the termination of his employment with us he would not:

•	provide services to any of our competitors within the continental United States similar to those provided to us during his employment with us;

•
solicit or attempt to solicit any of our employees, independent contractors or consultants to terminate his or her relationship with us in order to become an employee, independent contractor or consultant of another entity; or

•	solicit or attempt to solicit any of our customers with whom Mr. Halligan had contact as a result of his employment with us.

Equity Plans

The discussion which follows describes the material terms of our principal equity plans.

PokerTek, Inc. 2004 Stock Incentive Plan

On July 15, 2004, we adopted the 2004 Plan, which was amended and restated on July 29, 2005. The 2004 Plan authorizes the issuance of up to 825,000 shares of common stock and is administered by the Compensation Committee of the Board of Directors. We have amended the 2004 Plan to provide that no further awards will be made thereunder. Both incentive and non-qualified stock options were granted under the 2004 Plan. Each award agreement under the 2004 Plan specifies the number and type of award, together with any other terms and conditions of such award.

Unless an award agreement or applicable law provides otherwise, if a change of control (as defined in the 2004 Plan) occurs, and if the agreements effectuating the change of control do not provide for the assumption or substitution of all options granted under the 2004 Plan, with respect to any non-assumed options the Compensation Committee may:

•	accelerate the vesting and/or exercisability of such awards;

•	unilaterally cancel any such award that has not vested and/or which has not become exercisable as of the effective date of such change of control;

•	unilaterally cancel such award in exchange for:

•
whole and/or fractional shares of our common stock (or for cash in lieu of any fractional share) that, in the aggregate, are equal in value to the excess of the fair market value of the shares of common stock that could be purchased subject to such award, determined as of the effective date of the change of control, over the aggregate exercise price for such award; or

•
cash or other property equal in value to the excess of the fair market value of the shares of common stock that could be purchased subject to such award, determined as of the effective date of the change of control, over the aggregate exercise price for such shares; or

•	unilaterally cancel such options after providing the holder of such options with:

•	an opportunity to exercise such options to the extent vested within a specified period before the date of the change of control; and

•	notice of such opportunity to exercise such options before the commencement of such specified period; or

•
unilaterally cancel such award and notify the holder of such award of such action, but only if the fair market value of the shares of common stock that could be purchased subject to such award determined as of the effective date of the change of control does not exceed the aggregate exercise price for such shares.

The 2004 Plan will continue in effect until July 15, 2014, unless earlier terminated. The Compensation Committee generally may amend, alter or terminate the 2004 Plan at any time, provided that without shareholder approval, the 2004 Plan cannot be amended to increase the number of shares authorized, extend the term of the 2004 Plan, change the class of persons eligible to receive incentive stock options or effect any other change that would require shareholder approval under any applicable law or NASDAQ rule. Generally, any amendment, alteration or termination of the 2004 Plan or any award agreement may not adversely affect any outstanding award without the consent of the participant, except under certain circumstances as set forth in the 2004 Plan.

Section 7 of the 2004 Plan states that with respect to any option granted pursuant to, and under, the 2004 Plan, the Board (or a committee thereof) may determine that the repricing of all or any portion of existing outstanding options is appropriate without the need for any additional approval of the shareholders of PokerTek. For this purpose, “repricing” of options shall include, but not be limited to, any of the following actions (or any similar action): (1) lowering the exercise price of an existing option; (2) any action which would be treated as a “repricing” under generally accepted accounting principles; or (3) canceling of an existing option at a time when its exercise price exceeds the fair market value of the underlying stock subject to such option, in exchange for another option, a restricted stock award, or other equity in Pokertek. In connection with power granted to the Board by this section of the 2004 Plan, it is noteworthy that the Board of PokerTek has amended and restated the PokerTek, Inc. 2005 Stock Incentive Plan and the PokerTek, Inc. 2007 Stock Incentive Plan and is hereby submitting the amendments for shareholder approval which, if approved, would empower the Compensation Committee to reprice options that are currently outstanding without shareholder approval under said plans.

PokerTek, Inc. 2005 Stock Incentive Plan

On July 29, 2005, we adopted the 2005 Plan, and it is proposed to be amended on September 3, 2009 to empower the Compensation Committee to reprice outstanding options without shareholder approval. The 2005 Plan authorizes the issuance of up to 800,000 shares of our common stock, plus up to 825,000 shares under the 2004 Plan that cease for any reason to be subject to such awards, up to a maximum of 1,625,000 shares of our common stock. Notwithstanding the maximum number of shares authorized for issuance under the 2005 Plan, the maximum number of shares of common stock that we may issue pursuant to incentive stock options is 800,000.

The authority to administer the 2005 Plan has been delegated by the Board of Directors to the Compensation Committee. The Compensation Committee has the power to make awards, to determine when and to whom awards will be granted, the form of each award, the amount of each award, and any other terms or conditions of each award consistent with the terms of the 2005 Plan. Awards may be made to our employees, directors and independent contractors.

The types of awards that may be granted under the 2005 Plan include incentive and non-qualified stock options, restricted awards, stock appreciation rights, performance awards, phantom stock awards, dividend equivalent awards and other stock-based awards. Each award agreement will specify the number and type of award, together with any other terms and conditions as determined by the Compensation Committee in its sole discretion.

Upon a change in control, as defined in the 2005 Plan, and unless an award agreement, employment agreement or other agreement between a participant and us provides otherwise or Internal Revenue Code Section 409A or related regulations or guidance requires otherwise, the 2005 Plan provides that:

•	all options and stock appreciation rights outstanding as of the date of the change in control will become fully exercisable, whether or not then otherwise exercisable; and

•
any restrictions applicable to any restricted award, performance award or phantom stock award will be deemed to have been met, and such awards will become fully vested, earned and payable to the fullest extent of the original grant of the applicable award.

However, under certain conditions, the 2005 Plan authorizes the Compensation Committee, in the event of a merger, share exchange, reorganization, sale of all or substantially all of our assets or other similar transaction or event affecting us or one of our affiliates or shareholders, to determine that any or all awards will not vest or become exercisable on an accelerated basis, if we or the surviving or acquiring corporation takes action, including but not limited to the assumption of awards or the grant of substitute awards, that, in the opinion of the Compensation Committee, is equitable or appropriate to protect the rights and interest of participants under the 2005 Plan.

The 2005 Plan will continue in effect until July 29, 2015, unless earlier terminated. The 2005 Plan may be amended, altered, suspended and/or terminated at any time by the Board of Directors, subject to the following: (i) shareholder approval is required of any 2005 Plan amendment if such approval is required by applicable law, rule or regulation; and (ii) except for anti-dilution adjustments made under the 2005 Plan, the option price for any outstanding option or base price of any outstanding SAR granted under the 2005 Plan may not be decreased after the date of grant, nor may any outstanding option or SAR granted under the 2005 Plan be surrendered to us as consideration for the grant of a new option or SAR with a lower option price or base price than the original option or SAR, as the case may be, without shareholder approval of any such action. It is this shareholder approval requirement for option repricing by the Board of Directors that we propose to eliminate in the Amended and Restated PokerTek 2005 Stock Incentive Plan. In addition, the Administrator may amend, alter, suspend and/or terminate any award, prospectively or retroactively, although, generally, no such action may be taken without a participant’s consent if his rights with respect to the award would be materially adversely affected.

PokerTek, Inc. 2007 Stock Incentive Plan

On May 23, 2007, we adopted the 2007 Stock Incentive Plan (the “2007 Plan”), and it is proposed to be amended on September 3, 2009 to empower the Board of Directors to reprice outstanding options without shareholder approval. The maximum number of shares of our common stock that may be issued pursuant to awards granted under the 2007 Plan may not exceed the sum of: (i) 500,000 shares plus (ii) any shares of common stock remaining available for issuance as of the effective date of the 2007 Plan under the 2004 Plan and the 2005 Plan (collectively, the “Prior Plans”), plus (iii) any shares of common stock subject to an award granted under a Prior Plan if the award is forfeited, canceled, terminated, expires or lapses for any reason without the issuance of shares pursuant to the award or shares subject to an award granted under a Prior Plan which shares are forfeited to, or repurchased or reacquired by us. Notwithstanding the maximum number of shares authorized for issuance under the 2007 Plan, the maximum number of shares of common stock that we may issue pursuant to incentive stock options is 500,000.

The Board of Directors has authority to administer the 2007 Plan and may delegate such authority to the Compensation Committee of the Board. However, the Board has sole authority to grant awards to directors who are not our employees or employees of our affiliates. Under the terms of the 2007 Plan, the Administrator has authority to take any action with respect to the 2007 Plan and make determinations deemed necessary or advisable for administering the 2007 Plan. Without limiting the foregoing, the Administrator may also accelerate the date that any award may become exercisable, vested or earned in whole or in part without any obligation to accelerate such date with respect to any other award and may modify terms and conditions for exercise, vesting or earning of an award. Awards may be made to our employees, directors, and independent contractors.

The types of awards that may be granted under the 2007 Plan include stock options in the form of incentive stock options and nonqualified stock options, restricted awards in the form of restricted stock awards and restricted stock units, stock appreciation rights, performance awards in the form of performance shares and performance units, phantom stock awards and dividend equivalent awards. Each award agreement will specify the number and type of award, together with any other terms and conditions as determined by the Administrator.

Upon a change in control event, as defined in the 2007 Plan, and unless otherwise provided in individual award agreements or other agreements between us and a participant, awards generally will become fully exercisable, vested, earned and payable to the fullest extent of the original grant of the applicable award. However, if the Administrator determines that any or all awards will not vest or become exercisable on an accelerated basis if we (or the surviving or acquiring corporation, as the case may be) have taken such action, including but not limited to the assumption of awards granted under the 2007 Plan or the grant of substitute awards (in either case, with substantially similar terms or equivalent economic benefits as awards granted under the 2007 Plan), as the Administrator determines to be equitable or appropriate to protect the rights and interests of participants under the 2007 Plan.

The 2007 Plan will continue in effect until May 22, 2017, unless earlier terminated. The 2007 Plan may be amended, altered, suspended and/or terminated at any time by the Board of Directors, subject to the following: (i) shareholder approval is required of any 2007 Plan amendment if such approval is required by applicable law, rule or regulation; and (ii) except for anti-dilution adjustments made under the 2007 Plan, the option price for any outstanding option or base price of any outstanding SAR granted under the 2007 Plan may not be decreased after the date of grant, nor may any outstanding option or SAR granted under the 2007 Plan be surrendered to us as consideration for the grant of a new option or SAR with a lower option price or base price than the original option or SAR, as the case may be, without shareholder approval of any such action. It is this shareholder approval requirement for option repricing by the Board of Directors that we propose to eliminate in the Amended and Restated PokerTek 2007 Stock Incentive Plan. In addition, the Administrator may amend, alter, suspend and/or terminate any award, prospectively or retroactively, although, generally, no such action may be taken without a participant’s consent if his rights with respect to the award would be materially adversely affected.

However, the Administrator has the unilateral authority to (i) make adjustments to the terms and conditions of awards upon the occurrence of certain unusual or nonrecurring events affecting us or any affiliate or our financial statements or those of any affiliate, and (ii) amend the 2007 Plan and any award to the extent necessary to comply with applicable laws, rules and regulations or changes to applicable laws, rules and regulations. The Administrator also may unilaterally cause any award granted under the 2007 Plan to be canceled in consideration of an alternative award or cash payment of an equivalent cash value (as determined by the Administrator) made to the holder of such canceled award. The Administrator also may impose forfeiture, recoupment or similar restrictions upon awards or shares issued or cash paid or payable pursuant to awards.

The following table sets forth information regarding all outstanding equity awards held by named executive officers at December 31, 2008.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price	Option Expiration Date

Christopher J.C. Halligan	75,000	(1)	75,000	(1)	$12.65	September 29, 2016
	31,250	(2)	93,750	(2)	$9.62	September 28, 2017

Mark D. Roberson	18,750	(3)	56,250	(3)	$7.75	December 31, 2017
	5,000	(4)	35,000	(4)	$3.81	March 31, 2018

Hal J. Shinn, III	75,000	(5)	-		$2.67	August 31, 2014
	75,000	(6)	-		$2.67	August 31, 2014
	20,000	(7)	-		$2.67	December 31, 2014
	9,375	(8)	5,625	(8)	$11.96	March 31, 2016

(1)
These options were granted on 09/30/2006. The unexercisable portion of this option as of December 31, 2008 vests and becomes exercisable in equal installments on 03/31/09, 09/30/09, 03/31/10 and 09/30/10. All options which would have vested after May 29, 2009 are by their terms forfeited because of Mr. Halligan's resignation on such date.

(2)
These options were granted on 09/28/2007. The unexercisable portion of this option as of December 31, 2008 vests and becomes exercisable in equal installments on 03/31/09, 09/30/09, 03/31/10, 09/30/10, 03/31/11 and 09/30/11. All options which would have vested after May 29, 2009 are by their terms forfeited because of Mr. Halligan's resignation on such date.

(3)
These options were granted on 12/31/2007. The unexercisable portion of this option as of December 31, 2008 vests and becomes exercisable in equal installments on 06/30/09, 12/31/09, 06/30/10, 12/31/10, 06/30/11, and 12/31/11.

(4)
These options were granted on 03/31/2008. The unexercisable portion of this option as of December 31, 2008 vests and becomes exercisable in equal installments on 03/31/09, 09/30/09, 03/31/10, 09/30/10, 03/31/11, 09/30/11, and 03/31/12.

(5)	These options were granted on 08/31/04 and are fully vested and exercisable.

(6)	These options were granted on 08/31/04 and are fully vested and exercisable.

(7)	These options were granted on 12/31/04 and are fully vested and exercisable.

(8)	These options were granted on 03/31/06. The unexercisable portion of this option as of December 31, 2008 vests and becomes exercisable in equal installments on 03/31/09, 09/30/09 and 03/31/10.

In the event of termination of employment other than for cause (unless the applicable employment agreement provides to the contrary and unless the administrator of the 2007 Stock Incentive Plan determines otherwise), options and restricted stock awards granted in fiscal 2007 to certain of our executive and other officers, including the named executive officers, generally will continue to vest pursuant to the same vesting schedule as if such individual had remained an employee of PokerTek and, with respect to such options, the vested portions will be exercisable for the full option term.

POTENTIAL PAYMENTS UPON TERMINATION, RETIREMENT,
SEVERANCE OR CHANGE-IN-CONTROL

Under SEC rules, we are required to estimate and quantify the payments and benefits that would be payable upon the occurrence of a triggering event, as if the triggering event had occurred as of the last business day of the last fiscal year. Accordingly, the discussion below sets forth the estimated payments and benefits that would have become payable if we had terminated the employment of one of our named executive officers without just cause or if one of our named executive officers had terminated his employment with us for good reason as of December 31, 2008.

Mr. Crawford did not have an employment agreement and was not entitled to any potential payments upon termination, retirement, severance or change-in-control as of December 31, 2008. We entered into an employment agreement with Mr. Crawford on July 16, 2009 which established payments and benefits that would be payable upon the occurrence of a triggering event as set forth above in the summary of his employment agreement. Mr. White does not have an employment agreement and is also not entitled to any potential payments upon termination, retirement, severance or change-in-control.

Executive Employment Agreements

In the event we terminate Mr. Roberson’s employment without cause (as defined in the employment agreement) or if Mr. Roberson terminates his employment for good reason (as defined in the employment agreement), Mr. Roberson is entitled to severance in the form of continuation of his base salary for twelve months, which would equal $160,000. In addition, if Mr. Roberson terminates his employment for good reason, he will be entitled to severance in the form of continuation of his base salary for twelve months, which would equal $160,000, as well as reimbursement of any COBRA payments during the twelve-month period of $9,198. Further, if Mr. Roberson’s employment is terminated by us for any reason except cause and he executes a general release with language acceptable to us on or before the effective date of termination, all stock options granted to him through the date of termination will vest immediately and he will have one year from the date of termination to exercise those options. Because the closing price of our common stock on the NASDAQ Global Market on December 31, 2007 was equal to the exercise price per share of each of Mr. Roberson’s stock options for which vesting would be accelerated, his stock options were valued at $0.

In the event we terminate Mr. Crawford’s employment without cause (as defined in the employment agreement) or if Mr. Crawford terminates his employment for good reason (as defined in the employment agreement), Mr. Crawford is entitled to severance in the form of continuation of his base salary for twelve months, which would equal $160,000, as well as reimbursement of any COBRA payments during the twelve-month period of $9,198. Further, if Mr. Crawford’s employment is terminated by us for any reason except cause and he executes a general release with language acceptable to us on or before the effective date of termination, all stock options granted to him through the date of termination will vest immediately and he will have one year from the date of termination to exercise those options.

In the event we had terminated Mr. Shinn’s employment without cause (as defined in the employment agreement, which has now expired) or if Mr. Shinn had terminated his employment for good reason (as defined in the employment agreement), Mr. Shinn was entitled to severance in the form of continuation of his base salary for two months, which would equal $25,375. In addition, if Mr. Shinn terminated his employment for good reason, he would be entitled to the severance benefits of $25,375 identified above, as well as additional severance in the form of reimbursement of any COBRA payments during the two-month period of $1,533. Further, if Mr. Shinn’s employment was terminated by us for any reason except cause, all stock options granted would vest immediately if he executed a general release with language acceptable to us on or before the effective date of termination. Mr. Shinn’s stock options were valued at $863,600, which was calculated based on the difference between $7.75, the closing price of our common stock on the NASDAQ Global Market on December 31, 2007, and the exercise price per share of each option for which vesting would be accelerated. In the event we terminated Mr. Shinn’s employment following a change of control or if we relocated Mr. Shinn to an office that is more than 75 miles from Charlotte, North Carolina without Mr. Shinn’s consent, Mr. Shinn was entitled to severance in the form of continuation of his base salary and benefits for two months, which would equal $25,375 and $1,533 respectively.

Prior to his resignation, in the event we had terminated Mr. Halligan’s employment without cause (as defined in the employment agreement) or if Mr. Halligan had terminated his employment for good reason (as defined in the employment agreement), Mr. Halligan was entitled to severance in the form of continuation of his base salary for three months, which would equal $40,000. In addition, if Mr. Halligan terminated his employment for good reason, he would be entitled to the severance benefits of $40,000 identified above, as well as additional severance in the form of reimbursement of any COBRA payments during the three-month period of $2,300. Further, if Mr. Halligan’s employment was terminated by us for any reason except cause, all stock options granted to him through the date of termination would vest immediately if he executed a general release with language acceptable to us on or before the effective date of termination. Because the closing price of our common stock on the NASDAQ Global Market on December 31, 2007 was less than the exercise price per share of each of Mr. Halligan’s stock options for which vesting would be accelerated, his stock options were valued at $0. In the event we terminated Mr. Halligan’s employment following a change of control or if we relocated Mr. Halligan to an office that is more than 75 miles from Charlotte, North Carolina without Mr. Halligan’s consent, Mr. Halligan was entitled to severance in the form of continuation of his base salary and benefits for three months, which would equal $40,000 and $2,300 respectively.

DIRECTOR COMPENSATION

Except as described below, none of our directors received an annual retainer or other form of compensation for his services as a member of the Board during fiscal 2008.

Effective July 1, 2009, we entered into a Board Member Agreement with Lyle Berman pursuant to which, for his service on the Board, he will receive annual compensation of $48,000, payable in quarterly installments of $12,000. At the Company’s discretion, such fees shall be payable either in cash or in shares of Company stock. In the event that such fees are paid in the form of common stock, the number of shares issued will be determined by dividing the dollar amount of such fees by the average closing price on the NASDAQ Capital Market of PokerTek common stock for the 10 business days preceding the end of the quarterly period; provided, however, that if such average price per share calculation is less than the closing bid price on the effective date of this agreement, such closing bid price on the date of this agreement shall be used. Mr. Berman’s Board Member Agreement incorporated the terms of an earlier agreement that provided him with equity compensation for his service as follows: an option to purchase 200,000 shares of our common stock at a purchase price equal to $2.67, under the terms and conditions set forth in the Stock Option Agreement (the “Option Agreement”). Pursuant to this earlier Agreement, 50,000 shares vested in a series of four (4) successive equal quarterly installments over the one year period measured from the date of the agreement upon Mr. Berman’s completion of each additional quarter over a one-year period. The remaining option shares will vest in a series of twelve successive equal quarterly installments upon Mr. Berman’s completion of each additional quarter serving as a member of the Board over the three-year period beginning one year from the date of the Option Agreement. The Option Agreement provides that all shares subject to the Option Agreement at the time of a change of control (as defined in the 2004 Stock Incentive Plan) not otherwise vested shall automatically vest in full immediately prior to the effective date of the change of control so that the option may be exercised for any or all of the shares. In addition, if Mr. Berman is terminated without cause (as defined in the Option Agreement) as a member of the Board without his written consent, or if our shareholders do not re-elect Mr. Berman to the Board at any time during the term of the option, or in the event of a constructive termination (as defined in the Option Agreement) of Mr. Berman’s service as a member of the Board at any time during the term of the option, the option shall become exercisable in full and may be exercised for any or all of the shares. In January 2005, we also entered into an Indemnification Agreement with Mr. Berman which is described in more detail under the heading “Related Person Transactions” below.

Effective July 1, 2009, we entered into a Board Member Agreement with Joseph J. Lahti pursuant to which, for his service on the Board, he will receive annual compensation of $48,000, payable in quarterly installments of $12,000. In addition, Mr. Lahti will receive annual compensation of $60,000 for serving as Chairman of the Executive Leadership Committee, payable in quarterly installments of $15,000. At the Company’s discretion, such fees shall be payable either in cash or in shares of Company stock. In the event that such fees are paid in the form of common stock, the number of shares issued will be determined by dividing the dollar amount of such fees by the average closing price on the NASDAQ Capital Market of PokerTek common stock for the 10 business days preceding the end of the quarterly period; provided, however, that if such average price per share calculation is less than the closing bid price on the effective date of this agreement, such closing bid price on the date of this agreement shall be used. Mr. Lahti’s Board Member Agreement incorporates the terms of an earlier Non-Employee Director Stock Option Agreement that previously established his compensation for service as a member of the Board as follows: (i) an annual fee of $50,000, payable on a quarterly basis which is superceded by the compensation set forth above; and (ii) a one-time grant of a nonqualified option for 50,000 shares of our common stock at the closing market price of our common stock on March 31, 2006, which was $11.96. Pursuant to the Non-Employee Director Stock Option Agreement, the option has a 10-year term and the shares of our common stock subject to option will vest 5% per quarter. The first 5% installment became exercisable on June 30, 2006. In addition, pursuant to the Board Member Agreement: (i) Mr. Lahti agreed to certain representations and covenants relating to non-disclosure of certain information and restrictions on activities relating to the marketing and distribution of certain poker tables; and (ii) we will reimburse all expenses incurred by Mr. Lahti in the course of the performance of his duties as a director that we approve in advance. We also entered into an Indemnification Agreement with Mr. Lahti which is described in more detail under the heading “Related Person Transactions” below.

Effective July 1, 2009, we entered into a Board Member Agreement with Arthur Lee Lomax pursuant to which, for his service on the Board, he will receive annual compensation of $48,000, payable in quarterly installments of $12,000 per quarter. At the Company’s discretion, such fees shall be payable either in cash or in shares of Company stock. In the event that such fees are paid in the form of common stock, the number of shares issued will be determined by dividing the dollar amount of such fees by the average closing price on the NASDAQ Capital Market of PokerTek common stock for the 10 business days preceding the end of the quarterly period; provided, however, that if such average price per share calculation is less than the closing bid price on the effective date of this agreement, such closing bid price on the date of this agreement shall be used. We also entered into an Indemnification Agreement with Mr. Lomax which is described in more detail under the heading “Related Person Transactions” below.

Effective July 1, 2009, we entered into a Board Member Agreement with Gehrig H. White pursuant to which, for his service on the Board, he will receive annual compensation of $48,000, payable in quarterly installments of $12,000 per quarter. At the Company’s discretion, such fees shall be payable either in cash or in shares of Company stock. In the event that such fees are paid in the form of common stock, the number of shares issued will be determined by dividing the dollar amount of such fees by the average closing price on the NASDAQ Capital Market of PokerTek common stock for the 10 business days preceding the end of the quarterly period; provided, however, that if such average price per share calculation is less than the closing bid price on the effective date of this agreement, such closing bid price on the date of this agreement shall be used. In addition, Mr. White will no longer be an at-will employee of the Company as of July 31, 2009, although he will continue to serve as a member of our Board. In consideration of Mr. White’s services to the Company as a founder and employee, Mr. White will receive a severance fee of $100,000, payable in 12 monthly installments of $8,333.33. Mr. White will also receive COBRA payment reimbursement for 12 months. We also entered into an Indemnification Agreement with Mr. White which is described in more detail under the heading “Related Person Transactions” below.

All non-employee directors are eligible to receive discretionary stock-based awards under our 2007 Stock Incentive Plan. For fiscal year 2008, no such discretionary equity awards were made to non-employee directors.

2008 DIRECTOR COMPENSATION TABLE

Name	Fees Earned or Paid in Cash		Option Awards (2)	All Other Compensation		Total

Joseph J. Lahti	$50,000	(1)	$42,574	$-		$92,574

Arthur Lee Lomax	$36,000	(3)	$-	$-		$36,000

Lyle Berman	$-		$5,524	$-		$5,524

James T. Crawford, III	$-		$-	$166,400	(4)	$166,400

Gehrig H. White	$-		$-	$154,667	(5)	$154,667

(1)	Pursuant to his Board Member Agreement, Mr. Lahti received this amount as a retainer for his service on the Board during 2008.

(2)
None of our directors received stock option grants in 2008. The amounts in the Option Awards column reflect the dollar amount of awards recognized for financial reporting purposes for the year ended December 31, 2008 in accordance with Financial Accounting Standards Board Statement No. 123(R), disregarding the estimate of forfeitures related to service-based vesting conditions. During 2008, there were no actual forfeitures by any of our directors. A discussion of the assumptions used in calculating these values may be found in Note 10 to our audited financial statements in our Annual Report on Form 10-K for the year ended December 31, 2008. As of December 31, 2008, Mr. Lahti held options to acquire 50,000 shares of the Company's common stock, of which 27,500 are vested and exercisable. As of December 31, 2008, Mr. Berman held options to acquire 200,000 shares of the Company's common stock, of which 187,500 are vested and exercisable.

(3)	Mr. Lomax received this amount as a retainer for his service on the Board during 2008.

(4)
The amount in the All Other Compensation column for Mr. Crawford consists of his earnings as an employee of the Company. Mr. Crawford does not receive compensation for serving as a director of the Company.

(5)	The amount in the All Other Compensation column for Mr. White consists of his earnings as an employee of the Company. Mr. White did not receive compensation for serving as a director of the Company.

Messrs. Berman, Lomax, Lahti, Crawford, and White received no stock option grants in 2008, and Mr. Berman received no cash compensation during 2008. The amounts in the Option Awards column reflects the dollar amount of awards recognized for financial statement reporting purposes for the years ended December 31, 2008 in accordance with Financial Accounting Standards Board Statement No. 123(R), disregarding the estimate of forfeitures related to service-based vesting conditions. During 2008, there were no actual forfeitures by any of our Directors. A discussion of the assumptions used in calculating these values may be found in Note 10 to our audited financial statements in our Annual Report on Form 10-K for the year ended December 31, 2008.

EQUITY COMPENSATION PLAN INFORMATION

The following table summarizes information as of December 31, 2008 relating to our equity compensation plans, under which grants of stock options, restricted stock and other rights to acquire shares of our common stock may be granted from time to time.

			Number of securities
			remaining available for
			future issuance under the
	Number of securities to	Weighted average	equity compensation plan
	be issued upon exercise	exercise price of	(excluding securities
	of outstanding options,	outstanding options,	reflected in column(a))
Plan Category	warrants and rights	warrants and rights (1)	(2)
	(a)	(b)	(c)

Equity compensation plan approved by security holders	2,023,263	$8.06	70,987

Equity compensation plan not approved by security holders	-	-	-

Total	2,023,263	$8.06	70,987

(1)	The exercise prices for outstanding options granted to employees under the 2004, 2005 and 2007 plans range from $2.67 to $12.65 per share, with a weighted average exercise price of $8.06 per share.

(2)
In addition to being available for future issuance upon exercise of stock options, our 2004, 2005 and 2007 Stock Incentive Plans provide for the issuance of restricted stock awards and other stock-based awards.

PROPOSAL 2 – RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has reappointed McGladrey & Pullen, LLP to audit the financial statements of PokerTek for the fiscal year ending December 31, 2009. McGladrey & Pullen, LLP has served as our independent registered public accounting firm continuously since March 2005. A representative from McGladrey & Pullen, LLP is expected to be present at the meeting and will have the opportunity to make a statement if he or she desires to do so and is expected to be available to respond to appropriate questions.

Although shareholder ratification of the appointment is not required by law, we desire to solicit such ratification as a matter of good corporate governance. If the appointment of McGladrey & Pullen, LLP is not approved by a majority of the shares cast at the annual meeting, we will consider the appointment of other independent registered public accounting firms for the fiscal year ending 2009.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” RATIFICATION OF THE
APPOINTMENT OF McGLADREY & PULLEN, LLP AS OUR INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2009.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEE INFORMATION

The following table shows the aggregate fees that we paid or accrued for the audit and other services provided by McGladrey & Pullen, LLP for fiscal years 2007 and 2008.

	2008	2007
Audit Fees	$159,095	$177,605
Audit-Related Fees	-	-
Tax Fees	86,055	19,700
All Other Fees	-	19,580
Total	$245,150	$216,885

Audit Fees. This category includes fees for (i) the audit of our annual financial statements and review of financial statements included in our quarterly reports on Form 10-Q; and (ii) services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements for the relevant fiscal years.

Audit-Related Fees: This category includes fees for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements that are not reported under the caption “Audit Fees”. We did not pay any audit-related fees to McGladrey & Pullen, LLP for the fiscal years 2007 and 2008.

Tax Fees. This category consists of professional services rendered by McGladrey & Pullen, LLP for tax compliance, tax planning, tax return preparation, tax research and tax advice.

All Other Fees. This category includes the aggregate fees for products that are not reported above under “Audit Fees,” “Audit-Related Fees” or “Tax Fees.” These fees consist of professional services rendered by McGladrey & Pullen, LLP for assistance with investigations by various regulatory bodies, as well as the filing of a registration statement during 2007.

The Audit Committee has considered the compatibility of the non-audit-related services performed by and fees paid to McGladrey & Pullen, LLP in fiscal year 2008 and the proposed non-audit related services and proposed fees for fiscal year 2009 and the possible effect of the performance of such services and payment of such fees on the independence of McGladrey & Pullen, LLP. All audit and non-audit services were approved by the Audit Committee, either specifically or in accordance with the Audit Committee’s pre-approval policies and procedures, prior to such services being rendered.

AUDIT COMMITTEE PRE-APPROVAL POLICY

The Audit Committee has adopted a policy that requires the Audit Committee to pre-approve all audit and permissible non-audit services to be provided by the independent registered public accounting firm (and any non-audit service provided by any other accounting firm) prior to the performance of each such service.

REPORT OF THE AUDIT COMMITTEE

Each member of the Audit Committee is an independent director under existing NASDAQ listing standards and SEC requirements. In addition, the Board of Directors has determined that Mr. Lahti is an “audit committee financial expert,” as defined by SEC rules.

In the performance of its oversight function, the Audit Committee has reviewed and discussed the audited financial statements with management and the independent registered public accounting firm. The Audit Committee has also discussed with the independent registered public accounting firm the matters required to be discussed by the Statement on Auditing Standards Number 61, as amended (Communication with Audit Committees), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as adopted by the Public Company Accounting Oversight Board in Rule 3600T, and has discussed with the independent registered public accounting firm that firm’s independence.

Based upon the discussions and review described above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in PokerTek’s Annual Report on Form 10-K for the year ended December 31, 2008 to be filed with the SEC and appointed McGladrey & Pullen, LLP to serve as PokerTek’s independent registered public accounting firm for the fiscal year ending December 31, 2009.

This report has been prepared by members of the Audit Committee. Current members of this committee are:
Joseph J. Lahti (Chairman)
Lyle Berman
Arthur Lee Lomax

The Report of the Audit Committee does not constitute soliciting material, and shall not be deemed to be filed or incorporated by reference into any other PokerTek filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that PokerTek specifically incorporates the Report of the Audit Committee by reference therein.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under federal securities laws, our directors, officers and beneficial owners of more than ten percent of PokerTek’s common stock are required to report their beneficial ownership of common stock and any changes in that ownership to the SEC. Specific dates for such reporting have been established, and we are required to report in this proxy statement any failure to file by the established dates during the last fiscal year. In the last fiscal year, to our knowledge based solely on a review of Forms 3, 4 and 5 and any amendments thereto, all of these filing requirements were satisfied by our directors, officers and principal shareholders.

RELATED PERSON TRANSACTIONS

Identification of Transactions

In January 2005, we entered into an Indemnification Agreement with Lyle Berman, the Chairman of the Board of Directors, which provides for (i) indemnification against Mr. Berman’s personal liability to the fullest extent permitted by law and (ii) advancement of related expenses to Mr. Berman, including attorneys’ fees, judgments, fines and settlement amounts incurred by Mr. Berman in any action or proceeding.

On December 10, 2008, we entered into an international distribution rights agreement (the “Distribution Agreement”) with Aristocrat International Pty. Limited and its affiliates (collectively, “Aristocrat”) dated November 24, 2008, which superseded and replaced the terms and conditions of the distribution rights agreement entered into between the Company and Aristocrat on January 20, 2006. Aristocrat International Pty. Limited is a wholly owned subsidiary and affiliate of Aristocrat Leisure Limited, a leading global provider of gaming solutions that focuses primarily on video slot machines, progressive systems and casino management systems.

Aristocrat owns approximately 16% of our outstanding common stock and is currently one of our three largest shareholders. The Distribution Agreement provides Aristocrat with the sole and exclusive right, subject to the Company’s right to revoke Aristocrat’s exclusivity under certain circumstances, to globally (excluding the United States, Canada and cruise ships wherever located) (i) distribute, market, enter into license agreements; (ii) under certain circumstances, manufacture our PokerPro™ system and (iii) under certain circumstances, license our intellectual property rights in our PokerPro system to customers and to third-party distributors. Pursuant to the terms of the Distribution Agreement, Aristocrat will either (i) purchase the PokerPro system from the Company (at the Company’s manufacturing cost plus 20% unless otherwise agreed in writing by the parties) and then lease the PokerPro system to a customer for a fee, which triggers the payment of certain license fees to the Company; or (ii) purchase the PokerPro system from the Company (at the Company’s manufacturing cost plus a margin to be agreed upon by the parties) and then sell the PokerPro system to a customer outright. The initial term of the Distribution Agreement expires on January 20, 2010. During 2008, we recorded $608,724 of license fees from Aristocrat, as discussed above, and also recorded $3,777,862 of equipment sales to Aristocrat to facilitate Aristocrat’s demonstrations of the PokerPro system to potential customers and regulatory bodies. At December 31, 2008, Aristocrat owed the Company $114,053. During 2007, we recorded $388,611 of license fees from Aristocrat, as discussed above, and also recorded $1,337,342 of equipment sales to Aristocrat to facilitate Aristocrat’s demonstrations of the PokerPro system to potential customers and regulatory bodies. At December 31, 2007, Aristocrat owed the Company $176,476, which was paid in full during January 2008.

In September 2006, Crawford White Investments, LLC, an entity owned and controlled by Gehrig H. White and James T. Crawford, III, purchased one of the buildings in which we lease one of our two spaces. During February 2007, the entity purchased the other building in which we lease space. The initial terms of our lease were negotiated at arms’ length and the terms of our existing leases were not modified upon this change in building ownership. Rent expense recorded for the aggregate leased space for the year ended December 31, 2008 was $219,600, of which $201,300 was paid to Crawford White Investments, LLC during 2008 and $18,300 was paid during 2009. Rent expense recorded for the aggregate leased space for the year ended December 31, 2007 was $186,000, of which $167,700 was paid to Crawford White Investments, LLC during 2007 and $18,300 was paid during 2008. As of June 1, 2009, rent expense for the aggregate leased space was adjusted to equal $12,200 per month, of which the full amount will be paid to Crawford White Investments, LLC.

On March 24, 2008, we entered into a loan agreement with Lyle A. Berman, James T. Crawford III, Arthur Lee Lomax and Gehrig H. “Lou” White. Messrs. Crawford, Lomax and White are the founders of the Company. Each of the lenders is also a member of our board of directors, with Mr. Berman serving as Chairman and Mr. White serving as Vice Chairman. Upon closing, the lenders loaned us $2.0 million and we issued the lenders a promissory note in the principal amount of $2.0 million. The loan bore interest at an annual rate of 13% with all unpaid principal and interest payable on March 24, 2010. We intend to pay interest on a monthly basis and the loan may be repaid prior to maturity without penalty. The loan contains no restrictive covenants and is collateralized by security interests in all of our PokerPro systems deployed in North America and on cruise ships as of December 31, 2007. During 2008, we made $176,477 in aggregate interest payments and $0 in aggregate principal payments. As of July 9, 2009, the loan was modified to provide that monthly interest payments may be made, at the election of the holder, in common stock of PokerTek pursuant to a formula or cash. In addition, the maturity date of the promissory note was extended to March 21, 2012.

On July 1, 2009, we entered into Indemnification Agreements with Joseph J. Lahti, Director, Arthur Lee Lomax, Director, James T. Crawford, III, President and Director, Gehrig H. White, Director, and Mark D. Roberson, Acting Chief Executive Officer and Chief Financial Officer, which provide for (i) indemnification against their personal liability to the fullest extent permitted by law and (ii) advancement of related expenses to them, including attorneys’ fees, judgments, fines and settlement amounts incurred by them in any action or proceeding.

PROPOSAL 3 - APPROVAL OF 2009 STOCK INCENTIVE PLAN

Background

The Board of Directors unanimously has approved the adoption of the 2009 Stock Incentive Plan (as defined above, the “2009 Plan”), in substantially the form attached hereto as Appendix A, subject to the approval of the 2009 Plan by the shareholders at the Annual Meeting. Awards may be granted under the 2009 Plan on and after its effective date (September 3, 2009), provided the shareholders approve the 2009 Plan, but no later than September 2, 2019.

The discussion that follows is qualified in its entirety by reference to the 2009 Plan, a copy of which is attached hereto as Appendix A. Shareholders should refer to the 2009 Plan for more complete and detailed information about the 2009 Plan.

PokerTek’s principal equity compensation plans since 2004 have been the PokerTek, Inc. 2004 Stock Incentive Plan, PokerTek, Inc. 2005 Stock Incentive Plan and the PokerTek, Inc. 2007 Stock Incentive Plan (collectively, the “Prior Plans”). As of March 31, 2009, approximately 70,000 shares remained available for issuance under the Prior Plans. The 2009 Plan is intended to replace the Prior Plans as the source of shares for equity-based awards (although awards which are outstanding under the Prior Plans will continue in accordance with their terms).

The maximum number of shares of common stock that may be issued pursuant to awards granted under the 2009 Plan may not exceed the sum of (i) 1,000,000 shares, plus (ii) any shares of common stock remaining available for issuance as of the effective date of the 2009 Plan under any Prior Plan, plus (iii) any shares of common stock subject to an award granted under a Prior Plan if the award is forfeited, canceled, terminated, expires or lapses for any reason without the issuance of shares pursuant to the award or shares subject to an award granted under a Prior Plan which shares are forfeited to, or repurchased or reacquired by, PokerTek. Of the amount described in the preceding sentence, no more than 1,000,000 shares may be issued under the 2009 Plan pursuant to the grant of incentive stock options. In addition, if and to the extent that Section 162(m) of the Internal Revenue Code of 1986, as amended, is applicable, in any calendar year, no participant may be granted: (i) stock options and stock appreciation rights (“SARs”) that are not related to a stock option for more than 200,000 shares of common stock; or (ii) awards for more than 200,000 shares of common stock. Further, no participant may be paid more than $5,000,000 with respect to any cash-settled award or awards which were granted during any single calendar year. The following will not be applied to the share limitations set forth above: (i) dividends, including dividends paid in shares, or dividend equivalents paid in cash in connection with outstanding awards; (ii) awards which are settled in cash; (iii) any shares subject to an award under the 2009 Plan if the award is forfeited, canceled, terminated, expires or lapses for any reason without the issuance of shares pursuant to the award or any shares subject to an award which shares are forfeited to, or repurchased or reacquired by, PokerTek; and (iv) any shares surrendered by a participant or withheld by PokerTek to pay the option price or purchase price for an award or used to satisfy any tax withholding requirement in connection with the exercise, vesting or earning of an award if, in accordance with the terms of the 2009 Plan, a participant pays the purchase price or satisfies the tax withholding obligation by either tendering previously owned shares or having PokerTek withhold shares.

The number of shares reserved for issuance under the 2009 Plan, the award limitations described above and the terms of awards shall be adjusted in the event of an adjustment in the capital structure of PokerTek or a related entity (due to a merger, stock split, stock dividend or similar event). On July 17, 2009, the closing sales price of the common stock as reported on the NASDAQ Capital Market was $0.78 per share.

Purpose and Eligibility

The purpose of the 2009 Plan is to enable PokerTek to encourage and enable selected employees, directors and independent contractors of PokerTek and its affiliates to acquire or to increase their holdings of common stock of PokerTek and other equity-based interests in PokerTek, and to promote a closer identification of their interests with those of PokerTek and its shareholders, thereby further stimulating their efforts to enhance the efficiency, soundness, profitability, growth and shareholder value of PokerTek. At this time, approximately 40 employees, five directors and two independent contractors are eligible to be selected to participate in the 2009 Plan, although these figures are subject to change. The types and material terms of awards that may be granted under the 2009 Plan are discussed below under the heading “Awards.”

Administration; Amendment and Termination

The 2009 Plan will be administered by the Board of Directors or, upon delegation, by the Compensation Committee of the Board. However, the Board will have sole authority to grant awards to directors who are not employees of PokerTek or its affiliates. The Board of Directors and the Compensation Committee are referred to in this discussion collectively as the “Administrator.” Under the terms of the 2009 Plan, the Administrator has authority to take any action with respect to the 2009 Plan and make determinations deemed necessary or advisable for administering the 2009 Plan. Without limiting the foregoing, the Administrator may also accelerate the date that any award may become exercisable, vested or earned in whole or in part without any obligation to accelerate such date with respect to any other award and may modify terms and conditions for exercise, vesting or earning of an award. In certain circumstances, the Administrator may delegate to one or more senior executive officers of PokerTek the authority to grant awards to persons who are not officers or directors for purposes of Section 16 of the Securities Exchange Act of 1934, as amended, or “covered employees” for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended.

The 2009 Plan may be amended, altered, suspended and/or terminated at any time by the Board of Directors, subject to the following: (i) shareholder approval is required of any 2009 Plan amendment if such approval is required by applicable law, rule or regulation. In addition, the Administrator may amend, alter, suspend and/or terminate any award, prospectively or retroactively, although, generally, no such action may be taken without a participant’s consent if his rights with respect to the award would be materially adversely affected.

However, the Administrator has the unilateral authority to (i) make adjustments to the terms and conditions of awards upon the occurrence of certain unusual or nonrecurring events affecting PokerTek or any affiliate or the financial statements of Poker or any affiliate, and to (ii) amend the Plan and any award to the extent necessary to comply with applicable laws, rules and regulations or changes to applicable laws, rules and regulations. The Administrator also may unilaterally cause any award granted under the 2009 Plan to be canceled in consideration of an alternative award or cash payment of an equivalent cash value (as determined by the Administrator) made to the holder of such canceled award. The Administrator also may impose forfeiture, recoupment or similar restrictions upon awards or shares issued or cash paid or payable pursuant to awards.

The Administrator is also empowered to reprice outstanding options without shareholder approval. Under the Prior Plans, equity-based awards were made to management and others based on the market price for our common stock. The exercise price of stock options issued under the Prior Plans has been significantly greater than the current market value of our common stock. Therefore, nearly all of the outstanding stock options under the Prior Plans are significantly “underwater.” In 2008 the Compensation Committee determined that these stock options were not suiting the purpose of aligning PokerTek’s long-term performance goals to stockholder interests and were not a valuable retention tool. The Compensation Committee recommended to the Board that the Board amend and restate the PokerTek, Inc. 2005 Stock Incentive Plan and PokerTek, Inc. 2007 Stock Incentive Plan to give the Administrator the power to negotiate with each option holder and to reprice our “underwater” options and thereby incentivize the option holder. The Board agreed with the recommendation of the Compensation Committee and authorized an amendment and restatement to the PokerTek, Inc. 2005 and 2007 Stock Incentive Plans, and included this provision in the 2009 Plan. Such amendments and the inclusion of this provision in the 2009 Plan require the approval of PokerTek’s shareholders under the terms of each Plan, as well as pursuant to NASDAQ regulations. As mentioned before under the description of PokerTek’s 2004 Stock Incentive Plan, the 2004 Plan currently empowers the Board of Directors (or a committee thereof) to reprice outstanding options without shareholder approval. Consequently, we are not seeking to amend PokerTek’s 2004 Stock Incentive Plan.

Awards

The 2009 Plan authorizes the grant of awards including: (i) stock options in the form of incentive stock options and nonqualified stock options; (ii) SARs; (iii) restricted awards in the form of restricted stock awards and restricted stock units; (iv) performance awards in the form of performance shares and performance units; (v) phantom stock awards; and (vi) dividend equivalent awards. A summary of the material terms of each type of award is provided below.

Options. The 2009 Plan authorizes the grant of both incentive options and nonqualified options, both of which are exercisable for shares of common stock (although incentive options may only be granted to employees of PokerTek or a related corporation). The option price must be no less than the fair market value per share of common stock on the date of grant (or 110% of the fair market value per share of common stock with respect to incentive options granted to an employee who is a 10% shareholder), except in the case of options which may be assumed or substituted in a merger or similar transaction. Generally, unless an individual award agreement provides otherwise, the option price may be paid in the form of cash or cash equivalent. In addition, where permitted by the Administrator and applicable laws, rules and regulations, payment may also be made: (i) by delivery (by either actual delivery or attestation) of shares of common stock owned by the participant; (ii) by shares of common stock withheld upon exercise; (iii) as long as a public market for the common stock exists, by delivery to PokerTek of written notice of exercise and delivery to a broker of written notice of exercise and irrevocable instructions to promptly deliver to PokerTek the amount of sale or loan proceeds to pay the option price; (iv) by such other payment methods as may be approved by the Administrator and which are acceptable under applicable laws, rules and regulations; or (v) by any combination of these methods. The term of an option and the period or periods during which, and conditions pursuant to which, an option may be exercised will be determined by the Administrator, although the option term may not exceed 10 years (or five years with respect to incentive options granted to an employee who is a 10% shareholder). Any option not exercised before expiration of the option period will terminate. Options generally are subject to certain restrictions on exercise if the participant terminates employment or service. Subject to the terms of the 2009 Plan, the Administrator may also authorize the grant of substitute or assumed options of an acquired entity.

Stock Appreciation Rights. Under the terms of the 2009 Plan, SARs may be granted to the holder of an option (a “related option”) with respect to all or a portion of the shares of common stock subject to the related option (a “related SAR”) or may be granted separately to an eligible individual (a “freestanding SAR”). The consideration to be received by the holder of an SAR may be paid in cash, whole shares of common stock (valued at fair market value on the date of the SAR exercise), or a combination thereof, as determined by the Administrator. Upon the exercise of an SAR, the holder of an SAR is entitled to receive payment from PokerTek in an amount determined by multiplying (i) the difference between the fair market value per share of common stock on the date of exercise over the base price per share of such SAR by (ii) the number of shares of common stock with respect to which the SAR is being exercised. The base price may be no less than 100% of the fair market value per share of common stock on the date the SAR is granted (except in the case of certain substituted or assumed SARs in a merger or similar transaction).

SARs are exercisable according to the terms established by the Administrator and stated in the applicable award agreement. Upon the exercise of a related SAR, the related option is deemed to be canceled to the extent of the number of shares of common stock for which the related SAR is exercised. No SAR may be exercised more than 10 years after it was granted, or such shorter period as may apply to with respect to a particular SAR. Each award agreement will state the extent to which a holder may have the right to exercise an SAR following termination of the holder’s employment or service with PokerTek or an affiliate, as determined by the Administrator.

Restricted Awards. Subject to the limitations of the 2009 Plan, the Administrator may grant restricted awards to such eligible individuals in such numbers, upon such terms and at such times as the Administrator determines. Restricted awards may be in the form of restricted stock awards and/or restricted stock units that are subject to certain conditions which must be met in order for the restricted award to vest and be earned (in whole or in part) and no longer subject to forfeiture. Restricted stock awards may be payable in whole shares of common stock. Restricted stock units may be payable in cash or whole shares of common stock, or partly in cash and partly in whole shares of common stock, as determined by the Administrator.

The Administrator has authority to determine the restriction period for each restricted award and will determine the conditions that must be met in order for a restricted award to be granted or to vest or be earned (in whole or in part). These conditions may include (but are not limited to) payment of a stipulated purchase price, attainment of performance objectives, continued service or employment for a certain period of time (or a combination of attainment of performance objectives and continued service), retirement, displacement, disability, death or any combination of conditions. In the case of restricted awards based upon performance criteria, or a combination of performance criteria and continued service, the Administrator will determine the performance objectives to be used in valuing restricted awards, which will be based upon those corporate, business unit or division and/or individual performance factors and criteria as the Administrator may deem appropriate; provided, however, that, for awards intended to meet the requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended, such performance factors must be limited to one or more of the specified factors described under the heading “Performance-Based Compensation—Code Section 162(m) Requirements” below.

The Administrator will determine whether and to what degree restricted awards have vested and been earned and are payable and the forms and terms of payment of restricted awards. If a participant’s employment or service is terminated for any reason and all or any part of a restricted award has not vested or been earned pursuant to the terms of the 2009 Plan and the individual award agreement, the award will be forfeited (unless the Administrator determines otherwise).

Performance Awards. Subject to the limitations of the 2009 Plan, the Administrator may grant performance awards to participants in such amounts, upon such terms and conditions and at such times as the Administrator determines. Performance awards may be in the form of performance shares and/or performance units. An award of a performance share is a grant of a right to receive shares of common stock or the cash value thereof, or a combination thereof (as determined in the Administrator’s discretion), which is contingent upon the achievement of performance or other objectives during a specified period and which has a value on the date of grant equal to the fair market value per share of common stock. An award of a performance unit is a grant of a right to receive shares of common stock, a designated dollar value amount of common stock, or a combination thereof (as determined in the Administrator's discretion) which is contingent upon the achievement of performance or other objectives during a specified period, and which has an initial value established by the Administrator at the time of grant.

The Administrator will determine the performance period for a performance award and the conditions that must be satisfied in order for a performance award to be granted or to vest or be earned (in whole or in part). In the case of a performance award based upon specified performance objectives, the Administrator will determine the performance objectives to be used in valuing performance awards, which will be based upon those corporate, business unit or division and/or individual performance factors and criteria as the Administrator may deem appropriate; provided, however, that, for awards intended to meet the requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended, such performance factors must be limited to one or more of the specified factors described under the heading “Performance-Based Compensation—Code Section 162(m) Requirements” below.

The Administrator will determine whether and to what degree performance awards have been earned and are payable and the terms of performance awards. If a participant’s employment or service is terminated for any reason and all or any part of a performance award has not been earned pursuant to the terms of the 2009 Plan and the individual award agreement, the award will be forfeited (unless the Administrator determines otherwise).

Phantom Stock Awards. Subject to the limitations of the 2009 Plan, the Administrator may grant phantom stock awards to such eligible individuals in such numbers, upon such terms and at such times as the Administrator determines. An award of phantom stock is an award of a number of hypothetical share units with respect to shares of common stock, with a value per unit based on the fair market value per share of common stock.

The Administrator will determine whether and to what degree phantom stock awards have vested and are payable. Upon vesting of all or part of a phantom stock award and satisfaction of other terms and conditions as determined by the Administrator, the holder of a phantom stock award will be entitled to a payment of an amount equal to the fair market value of one share of common stock with respect to each phantom stock unit which is being settled. The Administrator may determine the forms and terms of payment of phantom stock awards in accordance with the 2009 Plan.

Dividend and Dividend Equivalents. The Administrator may provide that awards granted under the 2009 Plan earn dividends or dividend equivalents. Such dividends or dividend equivalents may be paid currently or may be credited to a participant’s account, subject to such restrictions and conditions as the Administrator may establish.

Change in Control

Upon a change in control event (as defined in the Plan), and unless otherwise provided in individual award agreements or other agreements between a participant and PokerTek, awards generally will become fully exercisable, vested, earned and payable to the fullest extent of the original grant of the applicable award. However, the Administrator may determine that any or all awards will not vest or become exercisable on an accelerated basis if PokerTek (or the surviving or acquiring corporation, as the case may be) has taken such action, including but not limited to the assumption of awards granted under the 2009 Plan or the grant of substitute awards (in either case, with substantially similar terms or equivalent economic benefits as awards granted under the 2009 Plan), as the Administrator determines to be equitable or appropriate to protect the rights and interests of participants under the 2009 Plan.

Transferability

Incentive options are not transferable other than by will or the laws of intestate succession or, in the Administrator’s discretion, as may otherwise be permitted in accordance with Treasury Regulation Section 1.421-1(b)(2) or any successor provision thereto. Nonqualified options and SARs are not transferable other than by will or the laws of intestate succession, except as permitted by the Administrator in a manner consistent with the registration provisions of the Securities Act of 1933, as amended. Unless the Administrator determines otherwise, restricted awards, phantom stock awards and performance awards that have not vested or been earned are not transferable other than by will or the laws of intestate succession, and participants may not sell, transfer, assign, pledge or otherwise encumber shares subject to such awards until the restriction period and/or performance period has expired and until all conditions to vesting and/or earning the award have been met.

Certain Federal Income Tax Consequences

The following generally describes the principal federal (and not state and local) income tax consequences of awards granted under the 2009 Plan as of this time. The summary is general in nature and is not intended to cover all tax consequences that may apply to a particular participant or to PokerTek. The provisions of the Internal Revenue Code of 1986, as amended, and related regulations are complicated and their impact in any one case may depend upon the particular circumstances.

Incentive Options. The grant and exercise of an incentive stock option generally will not result in taxable income to the participant if the participant does not dispose of shares received upon exercise of such option less than one year after the date of exercise and two years after the date of grant, and if the participant has continuously been an employee of PokerTek from the date of grant to three months before the date of exercise (or 12 months in the event of disability). However, the excess of the fair market value of the shares received upon exercise of the option over the option price generally will constitute an item of adjustment in computing the participant’s alternative minimum taxable income for the year of exercise. Thus, certain participants may incur federal income tax liability as a result of the exercise of an incentive option under the alternative minimum tax rules of the Internal Revenue Code of 1986, as amended.

PokerTek generally is not entitled to a deduction upon the exercise of an incentive option. Upon the disposition of shares acquired upon exercise of an incentive option, the participant will be taxed on the amount by which the amount realized exceeds the option price. This amount will be treated as capital gain or loss.

If the holding period requirements described above are not met, the participant will have ordinary income in the year of disposition to the extent of the lesser of: (i) the fair market value of the stock on the date of exercise minus the option price or (ii) the amount realized on disposition of the stock minus the option price. PokerTek generally is entitled to deduct as compensation the amount of ordinary income realized by the participant.

Pursuant to the Internal Revenue Code of 1986, as amended, and the terms of the 2009 Plan, in no event can there first become exercisable by a participant in any one calendar year incentive stock options granted by PokerTek with respect to shares having an aggregate fair market value (determined at the time an option is granted) greater than $100,000. To the extent an incentive option granted under the 2009 Plan exceeds this limitation, it will be treated as a nonqualified option.

Nonqualified Options. If a participant receives a nonqualified option, the difference between the fair market value of the stock on the date of exercise and the option price will constitute taxable ordinary income to the participant on the date of exercise. PokerTek generally will be entitled to a deduction in the same year in an amount equal to the income taxable to the participant.

Stock Appreciation Rights. The grant of an SAR will not result in taxable income to a participant or a tax deduction to PokerTek. Upon exercise of the SAR, the amount of cash and fair market value of shares received by the participant (determined at the time of delivery to the participant), less cash or other consideration paid (if any), is taxed to the participant as ordinary income and PokerTek generally will be entitled to receive a corresponding tax deduction.

Restricted Stock Awards. The grant of restricted stock awards will not result in taxable income to the participant or a tax deduction to PokerTek, unless the restrictions on the stock do not present a substantial risk of forfeiture or the award is transferable. In the year that the restricted stock is no longer subject to a substantial risk of forfeiture or the award is transferable, the fair market value of such shares at such date and any cash amount awarded, less cash or other consideration paid (if any), will be taxed to the participant as ordinary income, except that, in the case of restricted stock issued at the beginning of the restriction period, the participant may elect to include in his ordinary income at the time the restricted stock is awarded, the fair market value of such shares at such time, less any amount paid for the shares. PokerTek generally will be entitled to a corresponding tax deduction.

Restricted Stock Units, Performance Share Awards, Performance Unit Awards, Phantom Stock Awards and Dividend Equivalents. The federal income tax consequences of the award of restricted stock units, performance share awards, performance unit awards, phantom stock awards or dividend equivalents will depend on the conditions of the award. Generally, the grant of one of these awards does not result in taxable income to the participant or a tax deduction to PokerTek. However, the participant will recognize ordinary compensation income at settlement of the award equal to any cash and the fair market value of any common stock received (determined as of the date that the award is not subject to a substantial risk of forfeiture or transferable). PokerTek generally is entitled to a deduction upon the participant’s recognition of income in an amount equal to the ordinary income recognized by the participant.

Performance-Based Compensation—Code Section 162(m) Requirements

The 2009 Plan is structured to comply with the requirements imposed by Section 162(m) of the Internal Revenue Code of 1986, as amended, in order to preserve, to the extent practicable, PokerTek’s tax deduction for awards made under the 2009 Plan to covered employees. Section 162(m) of the Internal Revenue Code of 1986, as amended, generally denies an employer a deduction for compensation paid to covered employees (generally, the Named Executives) of a publicly held corporation in excess of $1,000,000 unless the compensation is exempt from the $1,000,000 limitation because it is performance-based compensation.

In order to qualify as performance-based compensation, the compensation paid under the 2009 Plan to covered employees must be paid under pre-established objective performance goals determined and certified by a committee comprised of outside directors. In addition to other requirements for the performance-based exception, shareholders must be advised of, and must approve, the material terms (or changes in material terms) of the performance goal(s) under which compensation is to be paid. Material terms include the individuals eligible to receive compensation (see “Purpose and Eligibility,” above), the business criteria on which the performance goal is based, and either the maximum amount of compensation to be paid or the formula used to calculate the amount of compensation.

As proposed, the 2009 Plan limits the maximum amount of awards that may be granted to any employee. The 2009 Plan provides that (subject to anti-dilution adjustments), if and to the extent that Section 162(m) of the Internal Revenue Code of 1986, as amended, is applicable, no participant may be (i) granted options and SARs that are not related to an option for more than 200,000 shares of common stock in any calendar year, (ii) granted awards for more than 200,000 shares of common stock during any calendar year or (iii) paid more than $5,000,000 with respect to any cash-settled award or awards which were granted during any single calendar year. See “Background,” above. Further, with respect to any awards that are intended to comply with the requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended, the 2009 Plan limits performance objectives to one or more of the following (as determined by the Administrator in its discretion): (i) earnings per share; (ii) net income (before or after taxes); (iii) return measures (including, but not limited to, return on assets, equity or sales); (iv) cash flow; (v) earnings before or after taxes, depreciation and/or amortization; (vi) gross revenues; (vii) operating income (before or after taxes); (viii) total shareholder returns; (ix) achievement of division, group, function and/or corporate performance, financial, strategic or operational goals; (x) cash generation, profit and/or revenue targets, (xi) growth measures, including revenue growth, as compared with a peer group or other benchmark(s); (xii) share price (including, but not limited to, growth measures and total shareholder return); and/or (xiii) pre-tax profits. Such performance factors may be adjusted or modified due to extraordinary items or similar events, as determined by the Administrator.

Section 409A of the Internal Revenue Code of 1986

Section 409A of the Internal Revenue Code of 1986, as amended, imposes certain requirements on deferred compensation. PokerTek intends for the 2009 Plan to comply in good faith with the requirements of Section 409A of the Internal Revenue Code of 1986, as amended, including related regulations and guidance, where applicable and to the extent practicable. If, however, Section 409A of the Internal Revenue Code of 1986, as amended, is deemed to apply to an award, and the 2009 Plan and award do not satisfy the requirements of Section 409A of the Internal Revenue Code of 1986, as amended, during a taxable year, the participant will have ordinary income in the year of non-compliance in the amount of all deferrals subject to Section 409A of the Internal Revenue Code of 1986, as amended, to the extent that the award is not subject to a substantial risk of forfeiture. The participant will be subject to an additional tax of 20% on all amounts includible in income and may also be subject to interest charges under Section 409A of the Internal Revenue Code of 1986, as amended. PokerTek generally will be entitled to an income tax deduction with respect to the amount of compensation includible as income to the participant. PokerTek undertakes no responsibility to take, or to refrain from taking, any actions in order to achieve a certain tax result for any participant.

New Plan Benefits

The selection of individuals who will receive awards under the 2009 Plan, if it is approved by the shareholders, and the amount of any such awards is not yet determinable due to vesting, performance and other requirements. Therefore, it is not possible to predict the benefits or amounts that will be received by, or allocated to, particular individuals or groups of individuals in fiscal year 2009. The number of shares of common stock subject to awards granted under the Prior Plans during 2006 to the Named Executives and directors, and certain other information regarding such awards, are set forth under the “Executive Officer Compensation” discussion above under the headings “Summary Compensation Table,” “Grants of Plan-Based Awards Table,” “Outstanding Equity Awards at Fiscal Year-End Table,” and the “Director Compensation,” above.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSAL TO APPROVE THE 2009 STOCK INCENTIVE PLAN AS DESCRIBED IN PROPOSAL 3.

PROPOSAL 4 - APPROVAL OF AMENDED AND RESTATED 2005 AND 2007
STOCK INCENTIVE PLANS

Background

PokerTek’s principal equity compensation plans since 2004 have been the PokerTek, Inc. 2004 Stock Incentive Plan, PokerTek, Inc. 2005 Stock Incentive Plan and the PokerTek, Inc. 2007 Stock Incentive Plan (collectively, the “Prior Plans”). As of March 31, 2009, approximately 70,000 shares remained available for issuance under the Prior Plans. In addition, PokerTek has adopted and proposes for shareholder approval the 2009 Plan. This Plan is intended to replace the Prior Plans as the source of shares for equity-based awards, although awards which are outstanding under the Prior Plans will continue in accordance with their terms.

Under the Prior Plans, equity-based awards were made to directors, officers, employees and others based on the market price for our common stock. The exercise price of stock options issued under the Prior Plans has been greater than the current market value of our common stock. Therefore, nearly all of the outstanding stock options under the Prior Plans are significantly “underwater.” In 2008 the Compensation Committee determined that these stock options were not suiting the purpose of aligning PokerTek’s long-term performance goals to stockholder interests and were not a valuable retention tool. The Compensation Committee recommended to the Board that the Board amend and restate the 2005 Plan and the 2007 Plan to give the Administrator the power to negotiate with option holders and to reprice our “underwater” options and thereby incentivize the option holder. The Board agreed with the recommendation of the Compensation Committee and adopted an amendment and restatement of the PokerTek, Inc. 2005 Stock Incentive Plan and the PokerTek, Inc. 2007 Stock Incentive Plan. to empower the Compensation Committee to reduce the Option Price (as defined) of outstanding Options (as defined) and to eliminate the requirement for shareholder approval to consummate such a repricing. Such action by the Board requires the approval of PokerTek’s shareholders under the terms of the 2005 Plan and the 2007 Plan, as well as pursuant to NASDAQ regulations. The PokerTek, Inc. 2004 Stock Incentive Plan has a provision that permits the Board of Directors (or a committee thereof) to reprice outstanding options, so that it was not necessary to amend that plan.

Proposed Amendments

PokerTek has adopted amendments to the 2005 Stock Incentive Plan and the 2007 Stock Incentive Plan and seeks shareholder approval of such amendments. The discussion that follows is qualified in its entirety by reference to the Amended and Restated 2005 Plan and the Amended and Restated 2007 Plan, copies of which are attached hereto as Appendices B and C. Shareholders should refer to these appendices for more complete and detailed information about the Amended and Restated Plans.

The amendments adopted for the 2005 Plan and 2007 Plan revise Section 7 thereof by adding a new Section 7(h) which reads as follows:

[7] (h)     Power to Reprice Incentive Options and Nonqualified Options: The Administrator shall have the power to change the Option Price of any Incentive Option or Nonqualified Option granted under the Plan after the date of grant, provided that the exercise of such power is part of a negotiated transaction or series of transactions with a limited number of Option holders or the exercise of such power complies with the “issuer tender offer” rules within the meaning of Rule 13e-4 under the Exchange Act or otherwise complies with applicable law. For this purpose, “repricing” of Options shall include, but not be limited to, any of the following actions (or any similar action): (1) lowering the Option Price of an existing Option; (2) any action which would be treated as a “repricing” under generally accepted accounting principles; or (3) canceling of an existing Option at a time when its Option Price exceeds the fair market value of the underlying stock subject to such Option, in exchange for another Option, or other equity in the Company.

In addition, the amendments adopted for the 2005 Plan and 2007 Plan revised Section 14(a) to delete the requirement for shareholder approval for a reduction in the Option Price of outstanding Options under the Plan so that it reads, in pertinent part, as follows:

[14] (a) Amendment and Termination: The Plan may be amended, altered, suspended and/or terminated at any time by the Board; provided, however, that (i) approval of an amendment to the Plan by the shareholders of the Corporation shall be required to the extent, if any, that shareholder approval of such amendment is required by Applicable Laws; and (ii) except for adjustments made pursuant to Section 5(d), the base price of any outstanding SAR granted under the Plan may not be decreased after the date of grant, nor may any outstanding SAR granted under the Plan be surrendered to the Corporation as consideration for the grant of a new SAR with a lower base price than the original SAR, without shareholder approval of any such action. Any Award may be amended, altered, suspended and/or terminated at any time by the Administrator, prospectively or retroactively; provided, however, that any such amendment, alteration, suspension or termination of an Award shall not, without the consent of the recipient of an outstanding Award, materially adversely affect the rights of the recipient with respect to the Award.

The language which referred to a reduction in the Option Price of any Option has been deleted, so that shareholder approval is not required, although it is still required for a decrease in the base price of any outstanding SAR.

Effect of the Amendments

The amendments to the 2005 Plan and the 2007 Plan will enable the Administrator (the Board of Directors or Compensation Committee, pursuant to delegated authority) to commence negotiations with Option holders with a view to reducing the Option Price to a level that is more consistent with current market price for our common stock.

Subject to the approval of our shareholders of management’s plan to amend the applicable Stock Incentive Plans, the Board of Directors of PokerTek has authorized management to enter into negotiations with approximately 10 directors, officers and employees for a cancellation and reissuance of 900,000-1,000,000 options to purchase shares of common stock, representing approximately  50.00% of the total issued and outstanding PokerTek options, with a view to effecting a reduction in the option holder's strike price and increasing the option holder's vesting period. There can be no assurance that any of the negotiations that may be entered into with the option holders will have a successful outcome or that the strike price or vesting period of any of the options will be modified in a manner that ultimately is acceptable to either the option holders or PokerTek.

PokerTek believes that the Option holders receiving repriced options will align their long-term performance goals with stockholder interests. In addition, PokerTek believes that the proposed repricing will be a useful retention tool for members of management.

Options Authorized for Issuance under the 2005 and 2007 Plans; New Options

PokerTek discloses that 800,000 shares of common stock underlying outstanding Options have been authorized for issuance under the 2005 Stock Incentive Plan, and that 500,000 shares of common stock underlying outstanding Options have been authorized for issuance under the 2007 Stock Incentive Plan. The Option Price relating to such Options may be affected by the repricing contemplated by the proposed amendments to the 2005 Stock Incentive Plan and the 2007 Stock Incentive Plan.

PokerTek further discloses that as of March 31, 2009, 140,863 shares of common stock remained available for issuance upon the exercise of new Options granted pursuant to the 2005 and 2007 Stock Incentive Plans. Inasmuch as the Amended and Restated 2005 Plan and Amended and Restated 2007 Plan may receive shareholder approval at our Annual Meeting, any of the shares of common stock that remain available for issuance upon the exercise of new Options that are awarded could be repriced by future action of the Board of Directors (or the Compensation Committee pursuant to delegated authority).

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSAL TO APPROVE THE AMENDED AND RESTATED 2005 AND 2007 STOCK INCENTIVE PLANS AS DESCRIBED IN PROPOSAL 4.

PROPOSALS FOR 2010 ANNUAL MEETING

Under SEC regulations, any shareholder desiring to make a proposal pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, to be acted upon at the 2010 annual meeting of shareholders must present the proposal to us at our principal office in Matthews, North Carolina by April 16, 2010 for the proposal to be eligible for inclusion in our proxy statement.

In addition, if a shareholder desires to make a proposal from the floor during the annual meeting, but not have such proposal included in our proxy statement, our bylaws require that such shareholder deliver notice in accordance with Article 2, Section 6 of our bylaws to our principal executive offices not later than the 60th day before the first anniversary of the date of the notice date for the preceding year’s annual meeting and no earlier than the 90th day prior to such date. In the event that the date of the annual meeting is more than 30 days before or more than 60 days after the first anniversary date of the preceding year’s annual meeting, then notice by the shareholder must be delivered not earlier than the 90th day prior to the annual meeting and not later than the later of the 60th day prior to the annual meeting or the 10th day following the notice date for such meeting. Any such proposals must be made in accordance with the bylaws and any other applicable law, rule or regulation. A shareholder may obtain a copy of these standards and procedures from our Corporate Secretary. See also “Corporate Governance Matters – Procedures for Director Nominations,” above. Accordingly, notice of a proposal to be made from the floor at the 2010 annual meeting of shareholders must be delivered no earlier than May 16, 2010 and no later than June 15, 2010 in order to be considered timely. A proxy may confer discretionary authority to vote on any matter at a shareholders’ meeting if we do not receive proper notice of the matter within the timeframes described above.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

Some banks, brokers or other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our proxy statement or Annual Report may have been sent to multiple shareholders in the same household. We will promptly deliver a separate copy of either document to any shareholder upon request submitted in writing to us at the following address: PokerTek, Inc., 1150 Crews Road, Suite F, Matthews, North Carolina 28105, Attention: Investor Relations Department or by calling (704) 849-0860. Any shareholder who wants to receive separate copies of the Annual Report and proxy statement in the future, or who is currently receiving multiple copies and would like to receive only one copy for his or her household, should contact his or her bank, broker or other nominee record holder, or contact us at the above address and telephone number.

FINANCIAL INFORMATION

Our Annual Report for the fiscal year ended December 31, 2008 is enclosed. Upon written request, we will provide without charge to any shareholder of record or beneficial owner of common stock a separate copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2008 (without exhibits), including financial statements, filed with the SEC. Any such request should be directed to PokerTek, Inc., Attention: Investor Relations Department, at 1150 Crews Road, Suite F, Matthews, North Carolina 28105. We will furnish any exhibit to our fiscal 2008 Annual Report on Form 10-K upon receipt of payment for our reasonable expenses in furnishing such exhibit.

INCORPORATION OF INFORMATION BY REFERENCE

The following information is incorporated by reference into this proxy statement from our Annual Report on Form 10-K for the year ended December 31, 2008, which constitutes our annual report to shareholders that accompanies this proxy statement:

•	“Management’s Discussion and Analysis of Financial Condition and Results of Operations,” contained in Item 7 of our Annual Report on Form 10-K;

•	“Quantitative and Qualitative Disclosures About Market Risk,” contained in Item 7A of our Annual Report on Form 10-K; and

•	“Financial Statements and Supplementary Data,” contained in Item 8 of our Annual Report on Form 10-K.

OTHER BUSINESS

As of the date of this proxy statement, the Board of Directors knows of no other matter to come before the 2009 annual meeting. However, if any other matter requiring a vote of the shareholders arises, the persons named in the accompanying proxy will vote such proxy in accordance with their best judgment.

By Order of the Board of Directors

James T. Crawford, III
President and Secretary

Dated: August 14, 2009

APPENDIX A

POKERTEK, INC.

2009 STOCK INCENTIVE PLAN

1.            Definitions

In addition to other terms defined herein, the following terms shall have the meanings given below:

(a)            Administrator means the Board, and, upon its delegation of all or part of its authority to administer the Plan to the Committee, the Committee.

(b)            Affiliate means any Parent or Subsidiary of the Corporation, and also includes any other business entity which is controlled by, under common control with or controls the Corporation; provided, however, that the term "Affiliate" shall be construed in a manner in accordance with the registration provisions of applicable federal securities laws and as permitted under Code Section 409A.

(c)            Applicable Law or Applicable Laws means any applicable laws, rules or regulations (or similar guidance), including but not limited to the Securities Act, the Exchange Act and the Code.

(d)            Award means, individually or collectively, a grant under the Plan of an Option (including an Incentive Option or Nonqualified Option); a Stock Appreciation Right (including a Related SAR or a Freestanding SAR); a Restricted Award (including a Restricted Stock Award or a Restricted Unit Award); a Performance Award (including a Performance Share Award or a Performance Unit Award); a Phantom Stock Award; a Dividend Equivalent Award; or any other award granted under the Plan.

(e)            Award Agreement means an agreement (which may be in written or electronic form, in the Administrator's discretion, and which includes any amendment or supplement thereto) between the Corporation and a Participant specifying the terms, conditions and restrictions of an Award granted to the Participant. An Award Agreement may also state such other terms, conditions and restrictions, including but not limited to terms, conditions and restrictions applicable to shares or any other benefit underlying an Award, as may be established by the Administrator.

(f)            Board or Board of Directors means the Board of Directors of the Corporation.

(g)            Cause means, unless the Administrator determines otherwise, a Participant's termination of employment or service resulting from the Participant's (i) termination for "cause" as defined under the Participant's employment, consulting or other agreement with the Corporation or an Affiliate, if any, or (ii) if the Participant has not entered into any such employment, consulting or other agreement (or if any such agreement does not address the effect of a "cause" termination), then the Participant's termination shall be for "Cause" if termination results due to the Participant's (A) dishonesty; (B) refusal to perform his duties for the Corporation or continued failure to perform his duties to the Corporation in a manner acceptable to the Corporation, as determined by the Administrator or its designee; (C) engaging in fraudulent conduct; or (D) engaging in any conduct that could be materially damaging to the Corporation without a reasonable good faith belief that such conduct was in the best interest of the Corporation. The determination of "Cause" shall be made by the Administrator and its determination shall be final and conclusive. Without in any way limiting the effect of the foregoing, for purposes of the Plan and an Award, a Participant’s employment or service shall be deemed to have terminated for Cause if, after the Participant’s employment or service has terminated, facts and circumstances indicate that, in the Administrator’s opinion, the Participant’s termination was for Cause.

(h)            Change in Control:

(i)            General: Except as may be otherwise provided in an individual Award Agreement or as may be otherwise required in order to comply with Code Section 409A, a Change in Control shall be deemed to have occurred on the earliest of the following dates:

(A)            The date any entity or person shall have become the beneficial owner of, or shall have obtained voting control over, fifty percent (50%) or more of the outstanding Common Stock of the Corporation;

(B)            The date the shareholders of the Corporation approve a definitive agreement (X) to merge, consolidate or reorganize the Corporation with or into another corporation or other business entity (each, a "corporation"), in which the Corporation is not the continuing or surviving corporation or pursuant to which any shares of Common Stock of the Corporation would be converted into cash, securities or other property of another corporation, in each case other than a merger, consolidation or reorganization of the Corporation in which the holders of Common Stock immediately prior to the merger, consolidation or reorganization continue to own immediately after the merger, consolidation or reorganization at least fifty percent (50%) of Common Stock, or, if the Corporation is not the surviving corporation, the common stock (or other voting securities) of the surviving corporation; provided, however, that if consummation of such merger, consolidation or reorganization is subject to the approval of federal, state or other regulatory or other authorities, then, unless the Administrator determines otherwise, a "Change in Control" shall not be deemed to occur until the later of the date of shareholder approval of such merger, consolidation or reorganization or the date of final regulatory or other approvals of such merger, consolidation or reorganization; or (Y) to sell or otherwise dispose of all or substantially all the assets of the Corporation or (Z) a plan of complete liquidation or winding up of the Corporation; or

(C)            The date there shall have been a change in a majority of the Board of Directors of the Corporation within a 12-month period unless the nomination for election by the Corporation's shareholders of each new Director was approved by the vote of two-thirds of the members of the Board (or a committee of the Board, if nominations are approved by a Board committee rather than the Board) then still in office who were in office at the beginning of the 12-month period.

(D)            Notwithstanding the foregoing, a Change in Control shall not be deemed to have occurred in the event the Corporation forms a holding company as a result of which the holders of the Corporation’s voting securities immediately prior to the transaction hold, in approximately the same relative proportions as they hold prior to the transaction, substantially all of the voting securities of a holding company owning all of the Corporation’s voting securities after the completion of the transaction.

(For the purposes herein, the term "person" shall mean any individual, corporation, partnership, group, association or other person, as such term is defined in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act, other than the Corporation, a subsidiary of the Corporation or any employee benefit plan(s) sponsored or maintained by the Corporation or any subsidiary thereof, and the term "beneficial owner" shall have the meaning given the term in Rule 13d-3 under the Exchange Act.)

(E)            The Administrator shall have full and final authority, in its discretion, to determine whether a Change in Control of the Corporation has occurred pursuant to the above definition, the date of the occurrence of such Change in Control and any incidental matters relating thereto.

(ii)            Definition Applicable to Awards subject to Code Section 409A: Notwithstanding the preceding provisions of Section 1(h)(i), in the event that any Awards granted under the Plan are deemed to be deferred compensation subject to the provisions of Code Section 409A, then distributions related to such Awards may be permitted, in the Administrator's discretion, upon the occurrence of one or more of the following events (as they are defined and interpreted under Code Section 409A: (A) a change in the ownership of the Corporation, (B) a change in effective control of the Corporation, or (C) a change in the ownership of a substantial portion of the assets of the Corporation.

(i)            Code means the Internal Revenue Code of 1986, as amended. Any reference herein to a specific Code section shall be deemed to include all related regulations or other guidance with respect to such Code section.

(j)            Committee means the Compensation Committee of the Board which may be appointed to administer the Plan.

(k)            Common Stock means the common stock of PokerTek, Inc., together with any successor securities thereto.

(l)            Corporation means PokerTek, Inc., a North Carolina corporation, together with any successor thereto.

(m)            Covered Employee shall have the meaning given the term in Code Section 162(m).

(n)            Director means a member of the Board or of the board of directors of an Affiliate.

(o)            Disability shall, except as may be otherwise determined by the Administrator or required or permitted under Code Section 409A, have the meaning given in any employment agreement, consulting agreement or other similar agreement, if any, to which a Participant is a party, or, if there is no such agreement (or if any such agreement does not address the effect of termination due to disability), "Disability" shall mean the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death, or which has lasted or can be expected to last for a continuous period of not less than 12 months. The Administrator shall have discretion to determine if a termination due to Disability has occurred.

(p)            Displacement shall, as applied to any Participant, be as defined in any employment agreement, consulting agreement or other similar agreement, if any, to which the Participant is a party, or, if there is no such agreement (or if any such agreement does not address the effect of a termination due to displacement), "Displacement" shall mean the termination of the Participant's employment or service due to the elimination of the Participant's job or position without fault on the part of the Participant (as determined by the Administrator).

(q)            Dividend Equivalent Award means a right granted to a Participant pursuant to Section 12 to receive the equivalent value (in cash or shares of Common Stock) of dividends paid on Common Stock.

(r)            Effective Date means the effective date of the Plan, as provided in Section 4.

(s)            Employee means any person who is an employee of the Corporation or any Affiliate (including entities which become Affiliates after the Effective Date of the Plan). For this purpose, an individual shall be considered to be an Employee only if there exists between the individual and the Corporation or an Affiliate the legal and bona fide relationship of employer and employee (subject to any requirements imposed under Code Section 409A); provided, however, that, with respect to Incentive Options, "Employee" means any person who is considered an employee of the Corporation or any Parent or Subsidiary for purposes of Treas. Reg. Section 1.421-1(h) (or any successor provision related thereto).

(t)            Exchange Act means the Securities Exchange Act of 1934, as amended.

(u)            Fair Market Value per share of the Common Stock shall be established in good faith by the Administrator and, unless otherwise determined by the Administrator, the Fair Market Value shall be determined in accordance with the following provisions: (A) if the shares of Common Stock are listed for trading on the New York Stock Exchange, the American Stock Exchange or the Nasdaq Stock Market, the Fair Market Value shall be the closing sales price per share of the shares on the New York Stock Exchange, the American Stock Exchange or the Nasdaq Stock Market (as applicable) on the date an Option is granted or other determination is made (such date of determination being referred to herein as a "valuation date"), or, if there is no transaction on such date, then on the trading date nearest preceding the valuation date for which closing price information is available, and, provided further, if the shares are not listed for trading on the New York Stock Exchange, the American Stock Exchange or the Nasdaq Stock Market, the Fair Market Value shall be the average between the highest bid and lowest asked prices for such stock on the date of grant or other valuation date as reported on the Nasdaq OTC Bulletin Board Service or by the National Quotation Bureau, Incorporated or a comparable service; or (B) if the shares of Common Stock are not listed or reported in any of the foregoing, then the Fair Market Value shall be determined by the Administrator based on such valuation measures or other factors as it deems appropriate. Notwithstanding the foregoing, (i) with respect to the grant of Incentive Options, the Fair Market Value shall be determined by the Administrator in accordance with the applicable provisions of Section 20.2031-2 of the Federal Estate Tax Regulations, or in any other manner consistent with the Code Section 422; and (ii) Fair Market Value shall be determined in accordance with Section 409A to the extent required.

(v)            Freestanding SAR means an SAR that is granted without relation to an Option, as provided in Section 8.

(w)            Incentive Option means an Option that is designated by the Administrator as an Incentive Option pursuant to Section 7 and intended to meet the requirements of incentive stock options under Code Section 422.

(x)            Independent Contractor means an independent contractor, consultant or advisor providing services to the Corporation or an Affiliate.

(y)            Nonqualified Option means an Option granted under Section 7 that is not intended to qualify as an incentive stock option under Code Section 422.

(z)            Option means a stock option granted under Section 7 that entitles the holder to purchase from the Corporation a stated number of shares of Common Stock at the price set forth in an Award Agreement.

(aa)            Option Period means the term of an Option, as provided in Section 7(d)(i).

(bb)            Option Price means the price at which an Option may be exercised, as provided in Section 7(b).

(cc)            Parent means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

(dd)            Participant means an individual employed by, or providing services to, the Corporation or an Affiliate who satisfies the requirements of Section 6 and is selected by the Administrator to receive an Award under the Plan.

(ee)            Performance Award means a Performance Share Award and/or a Performance Unit Award, as provided in Section 10.

(ff)            Performance Measures mean one or more performance factors which may be established by the Administrator with respect to an Award. Performance factors may be based on such corporate, business unit or division and/or individual performance factors and criteria as the Administrator in its discretion may deem appropriate; provided, however, that, for any Awards intended to meet the requirements of Code Section 162(m), then such performance factors shall be limited to one or more of the following (as determined by the Administrator in its discretion): (i) earnings per share; (ii) net income (before or after taxes); (iii) return measures (including, but not limited to, return on assets, equity or sales); (iv) cash flow; (v) earnings before or after taxes, depreciation and/or amortization; (vi) gross revenues; (vii) operating income (before or after taxes); (viii) total shareholder returns; (ix) achievement of division, group, function and/or corporate performance, financial, strategic or operational goals; (x) cash generation, profit and/or revenue targets, (xi) growth measures, including revenue growth, as compared with a peer group or other benchmark(s); (xii) share price (including, but not limited to, growth measures and total shareholder return); and/or (xiii) pre-tax profits. If and to the extent that Code Section 162(m) is applicable, the Administrator shall, within the time and in the manner prescribed by Code Section 162(m), define in an objective fashion the manner of calculating the Performance Measures it selects to use for Participants during any specific performance period and determine whether such Performance Measures have been met. Such performance factors may be adjusted or modified due to extraordinary items, transactions, events or developments, or in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Corporation or the financial statements of the Corporation, or in response to, or in anticipation of, changes in Applicable Laws, accounting principles or business conditions, in each case as determined by the Administrator. In addition, for any Awards not intended to meet the requirements of Code Section 162(m), the Administrator may establish goals based on such other performance criteria as it deems appropriate (and such additional criteria shall be considered “Performance Measures” for the purposes of the Plan).

(gg)            Performance Share means an Award granted under Section 10, in an amount determined by the Administrator and specified in an Award Agreement, stated with reference to a specified number of shares of Common Stock, that entitles the holder to receive shares of Common Stock, a cash payment or a combination of Common Stock and cash (as determined by the Administrator), subject to the terms of the Plan and the terms and conditions established by the Administrator.

(hh)            Performance Unit means an Award granted under Section 10, in an amount determined by the Administrator and specified in an Award Agreement, that entitles the holder to receive Shares of Common Stock, a cash payment or a combination of Common Stock and cash (as determined by the Administrator), subject to the terms of the Plan and the terms and conditions established by the Administrator.

(ii)            Phantom Stock Award means an Award granted under Section 11, entitling a Participant to a payment in cash, shares of Common Stock or a combination of cash and Common Stock (as determined by the Administrator), following the completion of the applicable vesting period and compliance with the terms of the Plan, an Award Agreement and any other terms and conditions established by the Administrator. The unit value of a Phantom Stock Award shall be based on the Fair Market Value of a share of Common Stock.

(jj)            Plan means the PokerTek, Inc. 2009 Stock Incentive Plan, as it may be hereafter amended and/or restated.

(kk)            Prior Plan or Prior Plans means the PokerTek, Inc. 2004 Stock Incentive Plan and the PokerTek, Inc. 2005 Stock Incentive Plan, as such plans may be amended and/or restated, and any other stock incentive plan maintained by the Corporation prior to the Effective Date of the Plan.

(ll)            Related SAR means an SAR granted under Section 8 that is granted in relation to a particular Option and that can be exercised only upon the surrender to the Corporation, unexercised, of that portion of the Option to which the SAR relates.

(mm)            Restricted Award means a Restricted Stock Award and/or a Restricted Stock Unit Award, as provided in Section 9.

(nn)            Restricted Stock Award means shares of Common Stock awarded to a Participant under Section 9. Shares of Common Stock subject to a Restricted Stock Award shall cease to be restricted when, in accordance with the terms of the Plan and the terms and conditions established by the Administrator, the shares vest and become transferable and free of substantial risks of forfeiture.

(oo)            Restricted Stock Unit means a Restricted Award granted to a Participant pursuant to Section 9 which is settled (i) by the delivery of one share of Common Stock for each Restricted Stock Unit, (ii) in cash in an amount equal to the Fair Market Value of one share of Common Stock for each Restricted Stock Unit, or (iii) in a combination of cash and Shares equal to the Fair Market Value of one share of Common Stock for each Restricted Stock Unit, as determined by the Administrator. A Restricted Stock Unit Award represents the promise of the Corporation to deliver shares, cash or a combination thereof, as applicable, upon vesting of the Award and compliance with such other terms and conditions as may be determined by the Administrator.

(pp)            Retirement shall, as applied to any Participant, be as defined in any employment agreement, consulting agreement or other similar agreement, if any, to which the Participant is a party, or, if there is no such agreement (or if any such agreement does address the effect of termination due to retirement), "Retirement" shall mean retirement in accordance with the retirement policies and procedures established by the Corporation, as determined by the Administrator and, where applicable, in accordance with Code Section 409A.

(qq)            SAR means a stock appreciation right granted under Section 8 entitling the Participant to receive, with respect to each share of Common Stock encompassed by the exercise of such SAR, the excess of the Fair Market Value on the date of exercise over the SAR base price, subject to the terms of the Plan and any other terms and conditions established by the Administrator. References to "SARs" include both Related SARs and Freestanding SARs, unless the context requires otherwise.

(rr)            Securities Act means the Securities Act of 1933, as amended.

(ss)            Subsidiary means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

(tt)            Termination Date means the date of termination of a Participant's employment or service for any reason, as determined by the Administrator in its discretion.

2.            Purpose

The purpose of the Plan is to encourage and enable selected Employees, Directors and Independent Contractors of the Corporation and its Affiliates to acquire or to increase their holdings of Common Stock of the Corporation and other equity-based interests in the Corporation in order to promote a closer identification of their interests with those of the Corporation and its shareholders, thereby further stimulating their efforts to enhance the efficiency, soundness, profitability, growth and shareholder value of the Corporation. This purpose may be carried out through the grant of Awards to selected Employees, Directors and Independent Contractors, which may include the grant to selected Participants of Options in the form of Incentive Stock Options and Nonqualified Options; SARs in the form of Related SARs and Freestanding SARs; Restricted Awards in the form of Restricted Stock Awards and Restricted Stock Units; Performance Awards in the form of Performance Shares and Performance Units; Phantom Stock Awards; and/or Dividend Equivalent Awards.

3.            Administration of the Plan

(a)             The Plan shall be administered by the Board of Directors of the Corporation, or, upon delegation of all or part of its authority to administer the Plan to the Committee, by the Committee. Unless the Board determines otherwise, the Committee shall be comprised solely of two or more "non-employee directors," as such term is defined in Rule 16b-3 under the Exchange Act, or as may otherwise be permitted under Rule 16b-3. Further, if and to the extent required by Code Section 162(m), the Plan shall be administered by a committee comprised of two or more "outside directors" (as such term is defined in Code Section 162(m)) or as may otherwise be permitted under Code Section 162(m). For the purposes of the Plan, the term "Administrator" shall refer to the Board and, upon its delegation to the Committee of all or part of its authority to administer the Plan, to the Committee. Notwithstanding the foregoing, the Board shall have sole authority to grant Awards to Directors who are not Employees of the Corporation or its Affiliates.

(b)             Subject to the provisions of the Plan, the Administrator shall have full and final authority in its discretion to take any action with respect to the Plan including, without limitation, the authority (i) to determine all matters relating to Awards, including selection of individuals to be granted Awards, the types of Awards, the number of shares of the Common Stock, if any, subject to an Award, and all terms, conditions, restrictions and limitations of an Award; (ii) to prescribe the form or forms of Award Agreements evidencing any Awards granted under the Plan; (iii) to establish, amend and rescind rules and regulations for the administration of the Plan; and (iv) to construe and interpret the Plan, Awards and Award Agreements made under the Plan, to interpret rules and regulations for administering the Plan and to make all other determinations deemed necessary or advisable for administering the Plan. The Administrator’s authority to grant Awards and authorize payments or distributions under the Plan shall not in any way restrict the authority of the Administrator to grant compensation to eligible persons under any other compensation plan, arrangement or program of the Corporation. Except to the otherwise required under Code Section 409A, (i) the Administrator shall have the authority, in its sole discretion, to accelerate the date that any Award which was not otherwise exercisable, vested or earned shall become exercisable, vested or earned in whole or in part without any obligation to accelerate such date with respect to any other Award granted to any recipient; and (ii) the Administrator also may in its sole discretion modify or extend the terms and conditions for exercise, vesting or earning of an Award. The Administrator may determine that a Participant's rights, payments and/or benefits with respect to an Award (including but not limited to any shares issued or issuable and/or cash paid or payable with respect to an Award) shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, termination of employment or service for cause, violation of policies of the Corporation or an Affiliate, breach of non-solicitation, noncompetition, confidentiality or other restrictive covenants that may apply to the Participant, or other conduct by the Participant that is determined by the Administrator to be detrimental to the business or reputation of the Corporation or any Affiliate. In addition, the Administrator shall have the authority and discretion to establish terms and conditions of Awards (including but not limited to the establishment of subplans) as the Administrator determines to be necessary or appropriate to conform to the applicable requirements or practices of jurisdictions outside of the United States. In addition to action by meeting in accordance with Applicable Laws, any action of the Administrator with respect to the Plan may be taken by a written instrument signed by all of the members of the Board or Committee, as appropriate, and any such action so taken by written consent shall be as fully effective as if it had been taken by a majority of the members at a meeting duly held and called. No member of the Board or Committee, as applicable, shall be liable while acting in a Plan administrative capacity for any action or determination made in good faith with respect to the Plan, an Award or an Award Agreement. The members of the Board or Committee, as applicable, shall be entitled to indemnification and reimbursement in the manner provided in the Corporation's articles of incorporation and bylaws and/or under Applicable Laws.

(c)             Notwithstanding the other provisions of Section 3, the Administrator may delegate to one or more senior executive officers of the Corporation the authority to grant Awards, and to make any or all of the determinations reserved for the Administrator in the Plan and summarized in Section 3(b) with respect to such Awards (subject to any restrictions imposed by Applicable Laws, and such terms and conditions as may be established by the Administrator); provided, however, that, if and to the extent required by Section 16 of the Exchange Act or Code Section 162(m), the Participant, at the time of said grant or other determination, (i) is not deemed to be an officer or director of the Corporation within the meaning of Section 16 of the Exchange Act; and (ii) is not deemed to be a Covered Employee as defined under Code Section 162(m). To the extent that the Administrator has delegated authority to grant Awards pursuant to this Section 3(c) to one or more senior executive officers of the Corporation, references to the Administrator shall include references to such officer or officers, subject, however, to the requirements of the Plan, Rule 16b-3, Code Section 162(m) and other Applicable Laws.

4.            Effective Date

The Effective Date of the Plan shall be September 3, 2009. Awards may be granted under the Plan on and after the Effective Date, but not after September 2, 2019. Awards that are outstanding at the end of the Plan term (or such earlier termination date as may be established by the Board pursuant to Section 14(a)) shall continue in accordance with their terms, unless otherwise provided in the Plan or an Award Agreement.

5.            Shares of Stock Subject to the Plan; Award Limitations

(a)             Shares of Stock Subject to the Plan: Subject to adjustments as provided in Section 5(d), the aggregate number of shares of Common Stock that may be issued pursuant to Awards granted under the Plan shall not exceed the sum of (i) 1,000,000 shares, plus (ii) any shares of Common Stock remaining available for issuance as of the Effective Date of the Plan under any Prior Plan, plus (iii) any shares of Common Stock subject to an award granted under a Prior Plan, which award is forfeited, cancelled, terminated, expires or lapses for any reason without the issuance of shares pursuant to the award or shares subject to an award granted under a Prior Plan which shares are forfeited to, or repurchased or reacquired by, the Corporation. Shares delivered under the Plan shall be authorized but unissued shares or shares purchased on the open market or by private purchase. The Corporation hereby reserves sufficient authorized shares of Common Stock to meet the grant of Awards hereunder.

(b)             Award Limitations: Notwithstanding any provision in the Plan to the contrary, the following limitations shall apply to Awards granted under the Plan, in each case subject to adjustments pursuant to Section 5(d):

(i)             The maximum number of shares of Common Stock that may be issued under the Plan pursuant to the grant of Incentive Options shall not exceed 500,000 shares;

(ii) If and to the extent Section 162(m) of the Code is applicable:

(A)             In any calendar year, no Participant may be granted Options and SARs that are not related to an Option for more than 200,000 shares of Common Stock;

(B)             No Participant may be granted Awards in any calendar year for more than 200,000 shares of Common Stock; and

(C)             No Participant may be paid more than $5,000,000 with respect to any cash-settled award or awards which were granted during any single calendar year.

(For purposes of Section 5(b)(ii)(A) and (B), an Option and Related SAR shall be treated as a single Award.)

(c)             Shares Not Subject to Limitations: The following will not be applied to the share limitations of Section 5(a) above: (i) dividends, including dividends paid in shares, or dividend equivalents paid in cash in connection with outstanding Awards; (ii) Awards which are settled in cash rather than the issuance of shares; (iii) any shares subject to an Award under the Plan which Award is forfeited, cancelled, terminated, expires or lapses for any reason without the issuance of shares pursuant to the Award or any shares subject to an Award which shares are forfeited to, or repurchased or reacquired by, the Corporation; and (iv) any shares surrendered by a Participant or withheld by the Corporation to pay the Option Price or purchase price for an Award or shares used to satisfy any tax withholding requirement in connection with the exercise, vesting or earning of an Award if, in accordance with the terms of the Plan, a Participant pays such Option Price or purchase price or satisfies such tax withholding by either tendering previously owned shares or having the Corporation withhold shares.

(d)             Adjustments: If there is any change in the outstanding shares of Common Stock because of a merger, consolidation or reorganization involving the Corporation or an Affiliate, or if the Board of Directors of the Corporation declares a stock dividend, stock split distributable in shares of Common Stock, reverse stock split, combination or reclassification of the Common Stock, or if there is a similar change in the capital stock structure of the Corporation or an Affiliate affecting the Common Stock, the number of shares of Common Stock reserved for issuance under the Plan shall be correspondingly adjusted, and the Administrator shall make such adjustments to Awards and to any provisions of this Plan as the Administrator deems equitable to prevent dilution or enlargement of Awards or as may be otherwise advisable.

6.            Eligibility

An Award may be granted only to an individual who satisfies all of the following eligibility requirements on the date the Award is granted:

(a)             The individual is either (i) an Employee, (ii) a Director, or (iii) an Independent Contractor.

(b)             With respect to the grant of Incentive Options, the individual is otherwise eligible to participate under Section 6, is an Employee of the Corporation or a Parent or Subsidiary and does not own, immediately before the time that the Incentive Option is granted, stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation or a Parent or Subsidiary. Notwithstanding the foregoing, an Employee who owns more than 10% of the total combined voting power of the Corporation or a Parent or Subsidiary may be granted an Incentive Option if the Option Price is at least 110% of the Fair Market Value of the Common Stock, and the Option Period does not exceed five years. For this purpose, an individual will be deemed to own stock which is attributable to him under Code Section 424(d).

(c)             With respect to the grant of substitute awards or assumption of awards in connection with a merger, consolidation, acquisition, reorganization or similar business combination involving the Corporation or an Affiliate, the recipient is otherwise eligible to receive the Award and the terms of the award are consistent with the Plan and Applicable Laws (including, to the extent necessary, the federal securities laws registration provisions and Code Section 424(a)).

(d)             The individual, being otherwise eligible under this Section 6, is selected by the Administrator as an individual to whom an Award shall be granted (as defined above, a "Participant").

7.            Options

(a)             Grant of Options: Subject to the limitations of the Plan, the Administrator may in its sole and absolute discretion grant Options to such eligible individuals in such numbers, subject to such terms and conditions, and at such times as the Administrator shall determine. Both Incentive Options and Nonqualified Options may be granted under the Plan, as determined by the Administrator; provided, however, that Incentive Options may only be granted to Employees of the Corporation or a Parent or Subsidiary. To the extent that an Option is designated as an Incentive Option but does not qualify as such under Code Section 422, the Option (or portion thereof) shall be treated as a Nonqualified Option. An Option may be granted with or without a Related SAR.

(b)             Option Price: The Option Price shall be established by the Administrator and stated in the Award Agreement evidencing the grant of the Option; provided, that (i) the Option Price of an Option shall be no less than 100% of the Fair Market Value per share of the Common Stock as determined on the date the Option is granted (or 110% of the Fair Market Value with respect to Incentive Options granted to an Employee who owns stock possessing more than 10% of the total voting power of all classes of stock of the Corporation or a Parent or Subsidiary, as provided in Section 6(b)); and (ii) in no event shall the Option Price per share of any Option be less than the par value per share (if any) of the Common Stock. Notwithstanding the foregoing, the Administrator may in its discretion authorize the grant of substitute or assumed options of an acquired entity with an Option Price not equal to at least 100% of the Fair Market Value of the Common Stock on the date of grant, if the option price of any such assumed or substituted option was at least equal to 100% of the fair market value of the underlying stock on the original date of grant and if the terms of such assumed or substituted options otherwise comply with Code Section 409A.

(c)             Date of Grant: An Option shall be considered to be granted on the date that the Administrator acts to grant the Option, or on such other date as may be established by the Administrator in accordance with Applicable Laws.

(d)             Option Period and Limitations on the Right to Exercise Options:

(i)             The Option Period shall be determined by the Administrator at the time the Option is granted and shall be stated in the Award Agreement. With respect to Incentive Options, the Option Period shall not extend more than 10 years from the date on which the Option is granted (or five years with respect to Incentive Options granted to an Employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation or a Parent or Subsidiary, as provided in Section 6(b)). Any Option or portion thereof not exercised before expiration of the Option Period shall terminate. The period or periods during which, and conditions pursuant to which, an Option may become exercisable shall be determined by the Administrator in its discretion, subject to the terms of the Plan.

(ii)             An Option may be exercised by giving written notice to the Corporation in form acceptable to the Administrator at such place and subject to such conditions as may be established by the Administrator or its designee. Such notice shall specify the number of shares to be purchased pursuant to an Option and the aggregate purchase price to be paid therefor and shall be accompanied by payment of such purchase price. The total number of shares that may be acquired upon exercise of an Option shall be rounded down to the nearest whole share. No fractional shares shall be issued. Unless an Award Agreement provides otherwise, such payment shall be in the form of cash or cash equivalent; provided that, where permitted by the Administrator and Applicable Laws (and subject to such terms and conditions as may be established by the Administrator), payment may also be made:

(A)             By delivery (by either actual delivery or attestation) of shares of Common Stock owned by the Participant;

(B)             By shares of Common Stock withheld upon exercise;

(C)             With respect only to purchases upon exercise of an Option when a public market for the Common Stock exists, by delivery of written notice of exercise to the Corporation and delivery to a broker of written notice of exercise and irrevocable instructions to promptly deliver to the Corporation the amount of sale or loan proceeds to pay the Option Price;

(D)             By such other payment methods as may be approved by the Administrator and which are acceptable under Applicable Laws; or

(E)             By any combination of the foregoing methods.

Shares tendered or withheld in payment on the exercise of an Option shall be valued at their Fair Market Value on the date of exercise, as determined in accordance with the Plan. For the purposes of the Plan, a "public market" for the Common Stock shall be deemed to exist (i) upon consummation of a firm commitment underwritten public offering of the Common Stock pursuant to an effective registration statement under the Securities Act, or (ii) if the Administrator otherwise determines that there is an established public market for the Common Stock.

(iii)             Unless the Administrator determines otherwise, no Option granted to a Participant who was an Employee at the time of grant shall be exercised unless the Participant is, at the time of exercise, an Employee, and has been an Employee continuously since the date the Option was granted, subject to the following:

(A)             The employment relationship of a Participant shall be treated as continuing intact for any period that the Participant is on military or sick leave or other bona fide leave of absence, provided that the period of such leave does not exceed three months, or, if longer, as long as the Participant's right to reemployment is guaranteed either by statute or by contract. The employment relationship of a Participant shall also be treated as continuing intact while the Participant is not in active service because of Disability. The Administrator shall have sole authority to determine whether a Participant is disabled and, if applicable, the Participant's Termination Date.

(B)             Unless the Administrator determines otherwise (subject to any requirements imposed under Code Section 409A), if the employment of a Participant is terminated because of Disability or death, the Option may be exercised only to the extent exercisable on the Participant's Termination Date, except that the Administrator may in its sole discretion (subject to any requirements imposed under Code Section 409A) accelerate the date for exercising all or any part of the Option which was not otherwise exercisable on the Termination Date. The Option must be exercised, if at all, prior to the first to occur of the following, whichever shall be applicable: (X) the close of the one-year period following the Termination Date (or such other period stated in the Award Agreement); or (Y) the close of the Option Period. In the event of the Participant's death, such Option shall be exercisable by such person or persons as shall have acquired the right to exercise the Option by will or by the laws of intestate succession.

(C)             Unless the Administrator determines otherwise (subject to any requirements imposed under Code Section 409A), if the employment of the Participant is terminated for any reason other than Disability, death or for "Cause," his Option may be exercised only to the extent exercisable on his Termination Date, except that the Administrator may in its sole discretion (subject to any requirements imposed under Code Section 409A) accelerate the date for exercising all or any part of the Option which was not otherwise exercisable on the Termination Date. The Option must be exercised, if at all, prior to the first to occur of the following, whichever shall be applicable: (X) the close of the period of three months next succeeding the Termination Date (or such other period stated in the Award Agreement); or (Y) the close of the Option Period. If the Participant dies following such termination of employment and prior to the earlier of the dates specified in (X) or (Y) of this subparagraph (C), the Participant shall be treated as having died while employed under subparagraph (B) (treating for this purpose the Participant's date of termination of employment as the Termination Date). In the event of the Participant's death, such Option shall be exercisable by such person or persons as shall have acquired the right to exercise the Option by will or by the laws of intestate succession.

(D)             Unless the Administrator determines otherwise (subject to any requirements imposed under Code Section 409A), if the employment of the Participant is terminated for "Cause," his Option shall lapse and no longer be exercisable as of his Termination Date, as determined by the Administrator.

(E)             Notwithstanding the foregoing, the Administrator may, in its sole discretion (subject to any requirements imposed under Code Section 409A), accelerate the date for exercising all or any part of an Option which was not otherwise exercisable on the Termination Date, extend the period during which an Option may be exercised, modify the terms and conditions to exercise, or any combination of the foregoing.

(iv)             Unless the Administrator determines otherwise (subject to any requirements imposed under Code Section 409A), an Option granted to a Participant who was a Director but who was not an Employee at the time of grant may be exercised only to the extent exercisable on the Participant's Termination Date (unless the termination was for Cause), and must be exercised, if at all, prior to the first to occur of the following, as applicable: (X) the close of the period of three months next succeeding the Termination Date (or such other period stated in the Award Agreement); or (Y) the close of the Option Period. If the services of a Participant are terminated for Cause, his Option shall lapse and no longer be exercisable as of his Termination Date, as determined by the Administrator. Notwithstanding the foregoing, the Administrator may in its sole discretion (subject to any requirements imposed under Code Section 409A) accelerate the date for exercising all or any part of an Option which was not otherwise exercisable on the Termination Date, extend the period during which an Option may be exercised, modify the other terms and conditions to exercise, or any combination of the foregoing.

(v)             Unless the Administrator determines otherwise (subject to any requirements imposed under Code Section 409A), an Option granted to a Participant who was an Independent Contractor at the time of grant (and who does not thereafter become an Employee, in which case he shall be subject to the provisions of Section 7(d)(iii)) may be exercised only to the extent exercisable on the Participant's Termination Date (unless the termination was for Cause), and must be exercised, if at all, prior to the first to occur of the following, as applicable: (X) the close of the period of three months next succeeding the Termination Date (or such other period stated in the Award Agreement); or (Y) the close of the Option Period. If the services of a Participant are terminated for Cause, his Option shall lapse and no longer be exercisable as of his Termination Date, as determined by the Administrator. Notwithstanding the foregoing, the Administrator may in its sole discretion (subject to any requirements imposed under Code Section 409A) accelerate the date for exercising all or any part of an Option which was not otherwise exercisable on the Termination Date, extend the period during which an Option may be exercised, modify the other terms and conditions to exercise, or any combination of the foregoing.

(e)             Notice of Disposition: If shares of Common Stock acquired upon exercise of an Incentive Option are disposed of within two years following the date of grant or one year following the transfer of such shares to a Participant upon exercise, the Participant shall, promptly following such disposition, notify the Corporation in writing of the date and terms of such disposition and provide such other information regarding the disposition as the Administrator may reasonably require.

(f)             Limitation on Incentive Options: In no event shall there first become exercisable by an Employee in any one calendar year Incentive Options granted by the Corporation or any Parent or Subsidiary with respect to shares having an aggregate Fair Market Value (determined at the time an Incentive Option is granted) greater than $100,000. To the extent that any Incentive Options are first exercisable by a Participant in excess of such limitation, the excess shall be considered a Nonqualified Option.

(g)             Nontransferability: Incentive Options shall not be transferable (including by sale, assignment, pledge or hypothecation) other than by will or the laws of intestate succession or, in the Administrator's discretion, as may otherwise be permitted in accordance with Treas. Reg. Section 1.421-1(b)(2) or any successor provision thereto. Nonqualified Options shall not be transferable (including by sale, assignment, pledge or hypothecation) other than by will or the laws of intestate succession, except as may be permitted by the Administrator in a manner consistent with the registration provisions of the Securities Act or by a transferee in a transfer permitted by this Section 7(g). Except as may be permitted by the preceding sentence, an Option shall be exercisable during the Participant's lifetime only by him or by his guardian or legal representative. The designation of a beneficiary in accordance with the Plan does not constitute a transfer.

(h)            Power to Reprice Incentive Options and Nonqualified Options: The Administrator shall have the power to change the Option Price of any Incentive Option or Nonqualified Option granted under the Plan after the date of grant, provided that the exercise of such power is part of a negotiated transaction or series of transactions with a limited number of Option holders or the exercise of such power complies with the “issuer tender offer” rules within the meaning of Rule 13e-4 under the Exchange Act or otherwise complies with applicable law. For this purpose, “repricing” of Options shall include, but not be limited to, any of the following actions (or any similar action): (1) lowering the Option Price of an existing Option; (2) any action which would be treated as a “repricing” under generally accepted accounting principles; or (3) canceling of an existing Option at a time when its Option Price exceeds the fair market value of the underlying stock subject to such Option, in exchange for another Option, or other equity in the Company.

8.            Stock Appreciation Rights

(a)             Grant of SARs: Subject to the limitations of the Plan, the Administrator may in its sole and absolute discretion grant SARs to such eligible individuals, in such numbers, upon such terms and at such times as the Administrator shall determine. SARs may be granted to the holder of an Option (a "Related Option") with respect to all or a portion of the shares of Common Stock subject to the Related Option (a "Related SAR") or may be granted separately to an eligible individual (a "Freestanding SAR"). The base price per share of an SAR shall be no less than 100% of the Fair Market Value per share of the Common Stock on the date the SAR is granted. Notwithstanding the foregoing, the Administrator may in its discretion authorize the grant of substitute or assumed SARs of an acquired entity with a base price per share not equal to at least 100% of the Fair Market Value of the stock on the date of grant, if the base price of any such assumed or substituted SAR was at least equal to 100% of the fair market value of the underlying stock on the original date of grant and if the terms of such assumed or substituted SAR otherwise comply with Code Section 409A.

(b)             Related SARs: A Related SAR may be granted either concurrently with the grant of the Related Option or (if the Related Option is a Nonqualified Option) at any time thereafter prior to the complete exercise, termination, expiration or cancellation of such Related Option; provided, however, that Related SARs must be granted in accordance with Code Section 409A. The base price of a Related SAR shall be equal to the Option Price of the Related Option. Related SARs shall be exercisable only at the time and to the extent that the Related Option is exercisable (and may be subject to such additional limitations on exercisability as the Administrator may provide in the Award Agreement), and in no event after the complete termination or full exercise of the Related Option. Notwithstanding the foregoing, a Related SAR that is related to an Incentive Option may be exercised only to the extent that the Related Option is exercisable and only when the Fair Market Value exceeds the Option Price of the Related Option. Upon the exercise of a Related SAR granted in connection with a Related Option, the Option shall be canceled to the extent of the number of shares as to which the Related SAR is exercised, and upon the exercise of a Related Option, the Related SAR shall be canceled to the extent of the number of shares as to which the Related Option is exercised or surrendered.

(c)             Freestanding SARs: An SAR may be granted without relationship to an Option (as defined above, a "Freestanding SAR") and, in such case, will be exercisable upon such terms and subject to such conditions as may be determined by the Administrator, subject to the terms of the Plan.

(d)             Exercise of SARs:

 (i)             Subject to the terms of the Plan, SARs shall be exercisable in whole or in part upon such terms and conditions as may be established by the Administrator and stated in the applicable Award Agreement. The period during which an SAR may be exercisable shall not exceed 10 years from the date of grant or, in the case of Related SARs, such shorter Option Period as may apply to the Related Option. Any SAR or portion thereof not exercised before expiration of the period established by the Administrator shall terminate.

(ii)             SARs may be exercised by giving written notice to the Corporation in form acceptable to the Administrator at such place and subject to such terms and conditions as may be established by the Administrator or its designee. Unless the Administrator determines otherwise, the date of exercise of an SAR shall mean the date on which the Corporation shall have received proper notice from the Participant of the exercise of such SAR.

(iii)             Each Participant's Award Agreement shall set forth the extent to which the Participant shall have the right to exercise an SAR following termination of the Participant's employment or service with the Corporation. Such provisions shall be determined in the sole discretion of the Administrator, need not be uniform among all SARs issued pursuant to this Section 8, and may reflect distinctions based on the reasons for termination of employment or service. Notwithstanding the foregoing, unless the Administrator determines otherwise, no SAR may be exercised unless the Participant is, at the time of exercise, an eligible Participant, as described in Section 6, and has been a Participant continuously since the date the SAR was granted, subject to the provisions of Sections 7(d)(iii), (iv) and (v).

(e)             Payment Upon Exercise: Subject to the limitations of the Plan, upon the exercise of an SAR, a Participant shall be entitled to receive payment from the Corporation in an amount determined by multiplying (i) the difference between the Fair Market Value of a share of Common Stock on the date of exercise of the SAR over the base price of the SAR by (ii) the number of shares of Common Stock with respect to which the SAR is being exercised. Notwithstanding the foregoing, the Administrator in its discretion may limit in any manner the amount payable with respect to an SAR. The consideration payable upon exercise of an SAR shall be paid in cash, whole shares of Common Stock (valued at Fair Market Value on the date of exercise of the SAR) or a combination of cash and whole shares of Common Stock, as determined by the Administrator. No fractional shares shall be issued. Notwithstanding the foregoing, to the extent required to ensure that an SAR is not subject to, or complies with, Code Section 409A, (i) an SAR shall be settled solely for shares of Common Stock of the Corporation, which Common Stock is traded on an established securities market, and which SAR does not include any feature for the deferral of compensation other than the deferral of recognition of income until the exercise of the SAR; or (ii) an SAR shall be structured in a manner designed to be exempt from, or to comply with, the requirements of Code Section 409A.

(f)             Nontransferability: Unless the Administrator determines otherwise, (i) SARs shall not be transferable (including by sale, assignment, pledge or hypothecation) other than by will or the laws of intestate succession, and (ii) SARs may be exercised during the Participant's lifetime only by him or by his guardian or legal representative. The designation of a beneficiary in accordance with the Plan does not constitute a transfer.

9.            Restricted Awards

(a)             Grant of Restricted Awards: Subject to the limitations of the Plan, the Administrator may in its sole and absolute discretion grant Restricted Awards to such individuals in such numbers, upon such terms and at such times as the Administrator shall determine. Such Restricted Awards may be in the form of Restricted Stock Awards and/or Restricted Stock Units that are subject to certain conditions, which conditions must be met in order for the Restricted Award to vest and be earned (in whole or in part) and no longer subject to forfeiture. Restricted Stock Awards shall be payable in whole shares of Common Stock. Restricted Stock Units shall be payable in cash or whole shares of Common Stock, or partly in cash and partly in whole shares of Common Stock, in accordance with the terms of the Plan and the discretion of the Administrator. No fractional shares shall be issued. The Administrator shall determine the nature, length and starting date of the period, if any, during which a Restricted Award may be earned (the "Restriction Period"), and shall determine the conditions which must be met in order for a Restricted Award to be granted or to vest or be earned (in whole or in part), which conditions may include, but are not limited to, payment of a stipulated purchase price, attainment of performance objectives, continued service or employment for a certain period of time (or a combination of attainment of performance objectives and continued service), Retirement, Displacement, Disability, death or any combination of such conditions. In the case of Restricted Awards based upon performance criteria, or a combination of performance criteria and continued service, the Administrator shall determine the Performance Measures applicable to such Restricted Awards (subject to Section 1(ff)) and, to the extent applicable, Section 18(d)).

(b)             Vesting of Restricted Awards: Subject to the terms of the Plan and Code Section 409A, the Administrator shall have sole authority to determine whether and to what degree Restricted Awards have vested and been earned and are payable and to establish and interpret the terms and conditions of Restricted Awards. The Administrator may (subject to any restrictions imposed under Code Section 409A) accelerate the date that any Restricted Award granted to a Participant shall be deemed to be vested or earned in whole or in part, without any obligation to accelerate such date with respect to other Restricted Awards granted to any Participant.

(c)             Forfeiture of Restricted Awards: Unless the Administrator determines otherwise, if the employment or service of a Participant shall be terminated for any reason and all or any part of a Restricted Award has not vested or been earned pursuant to the terms of the Plan and the individual Award, such Award, to the extent not then vested or earned, shall be forfeited immediately upon such termination and the Participant shall have no further rights with respect to the Award or any shares of Common Stock, cash or other benefits related to the Award.

(d)             Shareholder Rights; Share Certificates: The Administrator shall have sole discretion to determine whether a Participant shall have dividend rights, voting rights or other rights as a shareholder with respect to shares subject to a Restricted Stock Award which has not yet vested or been earned. If the Administrator so determines, a certificate or certificates for whole shares of Common Stock subject to a Restricted Stock Award may be issued in the name of the Participant as soon as practicable after the Award has been granted; provided, however, that, notwithstanding the foregoing, the Administrator shall have the right to retain custody of certificates evidencing the shares subject to a Restricted Stock Award and to require the Participant to deliver to the Corporation a stock power or similar instrument, endorsed in blank, with respect to such Award, until such time as the Restricted Stock Award vests (or is forfeited) and is no longer subject to a substantial risk of forfeiture.

(e)             Nontransferability: Unless the Administrator determines otherwise, Restricted Awards that have not vested shall not be transferable (including by sale, assignment, pledge or hypothecation) other than by will or the laws of intestate succession, and the recipient of a Restricted Award shall not sell, transfer, assign, pledge or otherwise encumber shares subject to the Award until the Restriction Period has expired and until all conditions to vesting have been met. The designation of a beneficiary in accordance with the Plan does not constitute a transfer.

10.           Performance Awards

(a)             Grant of Performance Awards: Subject to the terms of the Plan, the Administrator may in its discretion grant Performance Awards to such eligible individuals upon such terms and conditions and at such times as the Administrator shall determine. Performance Awards may be in the form of Performance Shares and/or Performance Units. An Award of a Performance Share is a grant of a right to receive shares of Common Stock, the cash value thereof, or a combination thereof (as determined in the Administrator's discretion), which is contingent upon the achievement of performance or other objectives during a specified period and which has a value on the date of grant equal to the Fair Market Value of a share of Common Stock. An Award of a Performance Unit is a grant of a right to receive shares of Common Stock, a designated dollar value amount of Common Stock or a combination thereof (as determined in the Administrator’s discretion), which is contingent upon the achievement of performance or other objectives during a specified period, and which has an initial value determined in a dollar amount established by the Administrator at the time of grant. Subject to Section 5(b), the Administrator shall have complete discretion in determining the number of Performance Units and/or Performance Shares granted to any Participant. The Administrator shall determine the nature, length and starting date of the period during which a Performance Award may be earned (the "Performance Period"), and shall determine the conditions which must be met in order for a Performance Award to be granted or to vest or be earned (in whole or in part), which conditions may include but are not limited to specified performance objectives, continued service or employment for a period of time, or a combination of such conditions. The Administrator shall determine the Performance Measures to be used in valuing Performance Awards (subject to Section 1(ff) and, to the extent applicable, Section 18(d)).

(b)          Earning of Performance Awards: Subject to the terms of the Plan and the requirements of Code Section 409A, the Administrator shall have sole authority to determine whether and to what degree Performance Awards have been earned and are payable and to interpret the terms and conditions of Performance Awards and the provisions of Section 10. The Administrator, in its sole and absolute discretion, may (subject to any restrictions imposed under Code Section 409A) accelerate the date that any Performance Award granted to a Participant shall be deemed to be earned in whole or in part, without any obligation to accelerate such date with respect to other Awards granted to any Participant.

(c)          Form of Payment: Payment of the amount to which a Participant shall be entitled upon earning a Performance Award shall be made in cash, whole shares of Common Stock, or a combination of cash and whole shares of Common Stock, as determined by the Administrator in its sole discretion. Payment shall be made upon such terms and conditions as may be established by the Administrator.

(d)          Forfeiture of Performance Awards: Unless the Administrator determines otherwise (subject to any requirements imposed under Code Section 409A), if the employment or service of a Participant shall terminate for any reason and the Participant has not earned all or part of a Performance Award pursuant to the terms of the Plan and individual Award, such Award, to the extent not then earned, shall be forfeited immediately upon such termination and the Participant shall have no further rights with respect to the Performance Award or any shares of Common Stock, cash or other benefits related to the Award.

(e)          Nontransferability: Unless the Administrator determines otherwise, Performance Awards that have not been earned shall not be transferable (including by sale, assignment, pledge or hypothecation) other than by will or the laws of intestate succession, and the recipient of a Performance Award shall not sell, transfer, assign, pledge or otherwise encumber any shares subject to the Award until the Performance Period has expired and until the conditions to earning the Award have been met. The designation of a beneficiary in accordance with the Plan does not constitute a transfer.

11.	Phantom Stock Awards

(a)          Grant of Phantom Stock Awards: Subject to the terms of the Plan, the Administrator may in its discretion grant Phantom Stock Awards to such eligible individuals, in such numbers, upon such terms and at such times as the Administrator shall determine. A Phantom Stock Award is an Award to a Participant of a number of hypothetical share units with respect to shares of Common Stock, with a value per unit based on the Fair Market Value of a share of Common Stock.

(b)          Vesting of Phantom Stock Awards: Subject to the terms of the Plan and the requirements of Code Section 409A, the Administrator shall have sole authority to determine whether and to what degree Phantom Stock Awards have vested and are payable and to interpret the terms and conditions of Phantom Stock Awards.

(c)          Forfeiture of Phantom Stock Awards: Unless the Administrator determines otherwise (subject to any requirements imposed under Code Section 409A), if the employment or service of a Participant shall be terminated for any reason and all or any part of a Phantom Stock Award has not vested and become payable pursuant to the terms of the Plan and the individual Award, such Award, to the extent not then vested or earned, shall be forfeited immediately upon such termination and the Participant shall have no further rights with respect to the Phantom Stock Award or any shares of Common Stock, cash or other benefits related to the Award.

(d)          Payment of Phantom Stock Awards: Upon vesting of all or a part of a Phantom Stock Award and satisfaction of such other terms and conditions as may be established by the Administrator, the Participant shall be entitled to a payment of an amount equal to the Fair Market Value of one share of Common Stock with respect to each such Phantom Stock unit which has vested and is payable. Payment may be made, in the discretion of the Administrator, in cash or in whole shares of Common Stock valued at their Fair Market Value on the applicable vesting date or dates (or other date or dates determined by the Administrator), or in a combination thereof. The Administrator may, however, establish a limitation on the amount payable in respect of each share of Phantom Stock. Payment shall be made upon such terms and conditions as may be established by the Administrator.

(e)          Nontransferability: Unless the Administrator determines otherwise, (i) Phantom Stock Awards that have not vested shall not be transferable (including by sale, assignment, pledge or hypothecation) other than by will or the laws of intestate succession, (ii) Phantom Stock Awards may be exercised during the Participant's lifetime only by him or by his guardian or legal representative, and (iii) shares of Common Stock (if any) subject to a Phantom Stock Award may not be sold, transferred, assigned, pledged or otherwise encumbered until the Phantom Stock Award has vested and all other conditions established by the Administrator have been met. The designation of a beneficiary in accordance with the Plan does not constitute a transfer.

12.	Dividends and Dividend Equivalents

The Administrator may, in its sole discretion, provide that Awards granted under the Plan earn dividends or dividend equivalents. Such dividends or dividend equivalents may be paid currently or may be credited to a Participant's account. Any crediting of dividends or dividend equivalents may be subject to such restrictions and conditions as the Administrator may establish, including reinvestment in additional shares of Common Stock or share equivalents. Notwithstanding the other provisions herein, any dividends or dividend equivalent rights related to an Award shall be structured in a manner so as to avoid causing the Award to be subject to Code Section 409A or shall otherwise be structured so that the Award and dividends or dividend equivalents are in compliance with Code Section 409A.

13.	No Right or Obligation of Continued Employment or Service

Neither the Plan, the grant of an Award nor any other action related to the Plan shall confer upon the Participant any right to continue in the employment or service of the Corporation or an Affiliate as an Employee, Director or Independent Contractor or to interfere in any way with the right of the Corporation or an Affiliate to terminate the Participant's employment or service at any time. Except as otherwise provided in the Plan, an Award Agreement or as may be determined by the Administrator, all rights of a Participant with respect to an Award shall terminate upon the termination of the Participant's employment or service.

14.	Amendment and Termination of the Plan and Awards

(a)          Amendment and Termination: The Plan may be amended, altered, suspended and/or terminated at any time by the Board; provided, however, that (i) approval of an amendment to the Plan by the shareholders of the Corporation shall be required to the extent, if any, that shareholder approval of such amendment is required by Applicable Laws; and (ii) except for adjustments made pursuant to Section 5(d), the base price of any outstanding SAR granted under the Plan may not be decreased after the date of grant, nor may any outstanding SAR granted under the Plan be surrendered to the Corporation as consideration for the grant of a new SAR with a lower base price than the original SAR, without shareholder approval of any such action. Any Award may be amended, altered, suspended and/or terminated at any time by the Administrator, prospectively or retroactively; provided, however, that any such amendment, alteration, suspension or termination of an Award shall not, without the consent of the recipient of an outstanding Award, materially adversely affect the rights of the recipient with respect to the Award.

(b)          Unilateral Authority of Administrator to Modify Plan and Awards: Notwithstanding Section 14(a) herein, the following provisions shall apply:

(i)          The Administrator shall have unilateral authority to amend the Plan and any Award (without Participant consent and without shareholder approval, unless such shareholder approval is required by Applicable Laws) to the extent necessary to comply with Applicable Laws or changes to Applicable Laws (including but not limited to Code Section 409A and Code Section 422 and federal securities laws).

(ii)          The Administrator shall have unilateral authority to make adjustments to the terms and conditions of Awards in recognition of unusual or nonrecurring events affecting the Corporation or any Affiliate, or the financial statements of the Corporation or any Affiliate, or of changes in accounting principles, if the Administrator determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or necessary or appropriate to comply with applicable accounting principles.

(c)          Cash Settlement: Notwithstanding any provision of the Plan, an Award or an Award Agreement to the contrary, the Administrator has the unilateral authority (subject to any requirements imposed under Code Section 409A) to cause any Award (or portion thereof) granted under the Plan to be canceled in consideration of an alternative award or cash payment of an equivalent cash value, as determined by the Administrator in its sole discretion, made to the holder of such canceled Award.

15.	Restrictions on Awards and Shares

(a)          General: As a condition to the issuance and delivery of Common Stock hereunder, or the grant of any benefit pursuant to the Plan, the Corporation may require a Participant or other person to become a party to an Award Agreement, other agreement(s) restricting the transfer, purchase or repurchase of shares of Common Stock of the Corporation, voting agreement or such other agreements and any other employment agreements, consulting agreements, non-competition agreements, confidentiality agreements, non-solicitation agreements or other similar agreements imposing such restrictions as may be required by the Corporation. In addition, without in any way limiting the effect of the foregoing, each Participant or other holder of shares issued under the Plan shall be permitted to transfer such shares only if such transfer is in accordance with the terms of Section 15 herein, the Award Agreement and/or any other applicable agreements. The acquisition of shares of Common Stock under the Plan by a Participant or any other holder of shares shall be subject to, and conditioned upon, the agreement of the Participant or other holder of such shares to the restrictions described in this Section 15, the Award Agreement and/or any other applicable agreements.

(b)          Compliance with Applicable Laws: The Corporation may impose such restrictions on Awards, shares and any other benefits underlying Awards hereunder as it may deem advisable, including without limitation restrictions under the federal securities laws, the requirements of any stock exchange or similar organization and any blue sky, state or foreign securities laws applicable to such securities. Notwithstanding any other Plan or Award Agreement provision to the contrary, the Corporation shall not be obligated to issue, deliver or transfer shares of Common Stock under the Plan, make any other distribution of benefits under the Plan, or take any other action, unless such delivery, distribution or action is in compliance with Applicable Laws (including but not limited to the requirements of the Securities Act). The Corporation may cause a restrictive legend to be placed on any certificate issued pursuant to an Award hereunder in such form as may be prescribed from time to time by Applicable Laws or as may be advised by legal counsel.

16.	Change in Control

(a)          Notwithstanding any other provision of the Plan to the contrary, and except as may be otherwise provided in an Award Agreement, employment agreement or other agreement between a Participant and the Corporation or required under Code Section 409A, in the event of a Change in Control:

(i)          All Options and SARs outstanding as of the date of such Change in Control shall become fully exercisable, whether or not then otherwise exercisable.

(ii)          Any restrictions, including but not limited to the Restriction Period, Performance Period, performance criteria and/or vesting conditions applicable to any Restricted Award, Performance Award, Phantom Stock Award and/or Dividend Equivalent Award, shall be deemed to have been met, and such Awards shall become fully vested, earned and payable to the fullest extent of the original grant of the applicable Award.

(b)          Notwithstanding the foregoing, in the event that a Change in Control event occurs, then the Administrator may, in its sole and absolute discretion, determine that any or all Awards granted pursuant to the Plan shall not vest or become exercisable on an accelerated basis, if the Corporation or the surviving or acquiring corporation, as the case may be, shall have taken such action, including but not limited to the assumption of Awards granted under the Plan or the grant of substitute awards (in either case, with substantially similar terms or equivalent economic benefits as Awards granted under the Plan), as the Administrator determines to be equitable or appropriate to protect the rights and interests of Participants under the Plan. For the purposes herein, if the Committee is acting as the Administrator authorized to make the determinations provided for in this Section 16(b), the Committee shall be appointed by the Board of Directors, two-thirds of the members of which shall have been Directors of the Corporation prior to the merger, share exchange, reorganization or other business combination affecting the Corporation or an Affiliate.

17.	Compliance with Code Section 409A

(a)          General: Notwithstanding any other provision in the Plan or an Award to the contrary, if and to the extent that Section 409A of the Code is deemed to apply to the Plan or any Award granted under the Plan, it is the general intention of the Corporation that the Plan and all such Awards shall, to the extent practicable, comply with Code Section 409A, and the Plan and any such Award shall, to the extent practicable, be construed in accordance therewith. Deferrals pursuant to an Option, an SAR, a Restricted Award or any other Award otherwise exempt from Code Section 409A in a manner that would cause Code Section 409A to apply shall not be permitted unless such deferrals are in compliance with Code Section 409A. Without in any way limiting the effect of the foregoing, in the event that Code Section 409A requires that any special terms, provisions or conditions be included in the Plan or any Award, then such terms, provisions and conditions shall, to the extent practicable, be deemed to be made a part of the Plan or Award, as applicable. Further, in the event that the Plan or any Award shall be deemed not to comply with Code Section 409A, then neither the Corporation, the Administrator nor its or their designees or agents shall be liable to any Participant or other person for actions, decisions or determinations made in good faith.

(b)          Specific Terms Applicable to Awards Subject to Code Section 409A: Without limiting the effect of Section 17(a), above, and notwithstanding any other provision in the Plan to the contrary, the following provisions shall, to the extent required under Code Section 409A, apply with respect to Awards deemed to involve the deferral of compensation under Code Section 409A:

(i)           Distributions: Distributions may be made with respect to Awards subject to Code Section 409A not earlier than upon the occurrence of one or more of the following events: (A) separation from service; (B) disability; (C) death; (D) a specified time or pursuant to a fixed schedule; (E) a change in the ownership or effective control of the Corporation, or in the ownership of a substantial portion of the assets of the Corporation; or (F) the occurrence of an unforeseeable emergency. Each of the preceding distribution events shall be defined and interpreted in accordance with Code Section 409A.

(ii)          Specified Employees: With respect to Participants who are "specified employees" (as defined in Code Section 409A), a distribution due to separation from service may not be made before the date that is six months after the date of separation from service (or, if earlier, the date of death of the Participant), except as may be otherwise permitted pursuant to Code Section 409A. To the extent that a Participant is subject to this section and a distribution is to be paid in installments, through an annuity, or in some other manner where payment will be periodic, the Participant shall be paid, during the seventh month following separation from service, the aggregate amount of payments he would have received but for the application of this section; all remaining payments shall be made in their ordinary course.

(iii)          No Acceleration: Unless permissible under Code Section 409A, acceleration of the time or schedule of any payment under the Plan that is subject to Code Section 409A is prohibited, except that, to the extent permitted by the Administrator and to the extent such exceptions do not violate Code Section 409A, the following accelerations may be permitted in an Award:

(A)          As necessary to fulfill a domestic relations order (as defined in Code Section 414(p)(1)(B));

(B)          As necessary to comply with a certificate of divestiture (as defined in Code Section 1043(b)(2));

(C)          To pay the Federal Insurance Contributions Act tax imposed under Code Sections 3101 and 3121(v)(2) on amounts deferred under the Plan (the “FICA Amount”), including the income tax at source on wages imposed under Code Section 3401 on the FICA Amount, and to pay the additional income tax at source of wages attributable to additional Code Section 3401 wages and taxes;

(D)          To pay any portion of an Award that is required to be included in income as a result of a violation of Code Section 409A; and

(E)          To pay an Award not greater than $10,000, provided that (X) such payment occurs on or before the later of December 31 of the calendar year in which occurs the Participant’s termination of employment or the 15th day of the third month following the Participant’s termination of employment and (Y) all Awards granted the Participant are (or have previously been) terminated on or before the date of payment.

(iv)          Short-Term Deferrals: Except to the extent otherwise required or permitted under Code Section 409A (and unless an individual Award Agreement or other instrument provides otherwise), distributions pursuant to Awards otherwise subject to Code Section 409A must be made no later than the later of (A) the date that is 2-1/2 months from the end of the Participant's first taxable year in which the amount is no longer subject to a substantial risk of forfeiture; or (B) the date that is 2-1/2 months from the end of the Corporation's first taxable year in which the amount is no longer subject to a substantial risk of forfeiture.

(v)          Deferral Elections:

(A)          In the sole discretion of the Administrator, a Participant may be permitted to make an election as to the time or form of any distribution from an Award, provided that, except as specified in (B) and (C) below, such election is made and becomes irrevocable not later than the close of the taxable year preceding the taxable year in which the services for which the Award is granted are to be performed, or at such other time or times as may be permitted under Code Section 409A. Notwithstanding the foregoing, a Participant may cancel a deferral election upon (X) a hardship distribution pursuant to Code Section 401(k), or (Y) upon application for a distribution under section 17(b)(i)(F) (unforeseeable emergency).

(B)          In the case of the first year in which the Participant becomes eligible to participate in the Plan, the election described in (A) may be made with respect to services to be performed subsequent to the election within 30 days after the date the Participant becomes eligible to participate in the Plan.

(C)          In the case of any performance-based compensation (as that term is defined in Code Section 409A), where such compensation is based on services performed over a period of at least 12 months, the election described in (A) may be made no later than six months before the end of the period.

(D)          In the case of any Award subject to a substantial risk of forfeiture (as defined in Code Section 409A), the election described in (A) may be made within 30 days of the date the Participant first obtains a legally binding right to the Award, provided that the Award requires the Participant to perform at least 12 months of service after such election is made.

(vi)          Changes to Elections: To the extent that the Administrator, in its sole discretion, permits a subsequent election to delay a payment or change the form of payment that has been specified under (A), (B) or (C) above, the following provisions shall apply:

(A)          Such election may not take effect until 12 months after the date on which the election is made;

(B)          Where the payment is to be made for reasons other than death, disability or unforeseeable emergency, as those terms are defined in Section 17(b)(i), above, the first payment with respect to which such election is made must be deferred for a period of not less than five years from the date such payment would otherwise have been made; and

(C)          Any election related to a payment based upon a specified term or pursuant to a fixed schedule, as such terms are defined in Section 17(b)(i), above, may not be made less than 12 months prior to the date of the first scheduled payment hereunder.

Notwithstanding anything else in this Section 17(b)(vi) to the contrary and consistent with Code Section 409A, the Administrator may elect, or may allow the Participant to elect, on or before December 31, 2009, the time or form of payment of amounts subject to Code Section 409A, provided that any such election occurring in 2009 shall apply only to amounts that are not otherwise payable in 2009 and does not cause an amount to be paid in 2009 that would not otherwise be payable in that year.

(vii)          Delay of Time of Payment. Notwithstanding Section 17(b)(i), above, the payment of any Award shall be delayed for the following reasons:

(A)          Where the Corporation reasonably anticipates that any deduction provided to it by payment of the Award to the Participant will be limited or eliminated by Code Section 162(m); in such a case, payment will be made as of the earlier of when the Administrator reasonably anticipates that the Corporation’s deduction under Code Section 162(m) will not be so limited or the calendar year in which the Participant separates from service;

(B)          Where the Corporation reasonably anticipates the payment of the Award will violate a term of a loan arrangement or any other similar contractual provision and the violation will cause material harm to the Corporation; in such a case, payment will be made at the earliest date at which the Administrator reasonably anticipates that payment will not cause such a violation; and

(C)          Where the Corporation reasonably anticipates that payment of the Award will violate federal securities laws or other applicable laws; in such a case, payment will be made at the earliest date when the Administrator reasonably anticipates that payment will not cause such a violation.

(viii)          Termination of Awards Subject to Code Section 409A. As permitted by the Administrator in its sole discretion, and in accordance with Code Section 409A, the Corporation may terminate an Award that is subject to Code Section 409A and distribute benefits to Participants.

18.	General Provisions

(a)          Shareholder Rights: Except as otherwise determined by the Administrator (and subject to the provisions of Section 9(d) regarding Restricted Stock Awards), a Participant and his legal representatives, legatees or distributees shall not be deemed to be the holder of any shares subject to an Award and shall not have any rights of a shareholder unless and until certificates for such shares have been issued and delivered to him or them under the Plan. A certificate or certificates for shares of Common Stock acquired upon exercise of an Option or SAR shall be promptly issued in the name of the Participant (or his beneficiary) and distributed to the Participant (or his beneficiary) as soon as practicable following receipt of notice of exercise and, with respect to Options, payment of the Option Price (except as may otherwise be determined by the Corporation in the event of payment of the Option Price pursuant to Section 7(d)(ii)(C)). Except as otherwise provided in Section 9(d) regarding Restricted Stock Awards, a certificate for any shares of Common Stock issuable pursuant to a Restricted Award, Performance Award or Phantom Stock Award shall be promptly issued in the name of the Participant (or his beneficiary) and distributed to the Participant (or his beneficiary) after the Award (or portion thereof) has vested or been earned. In no event will the issuance of certificates pursuant to the exercise of Options, settlement of SARs in shares of Common Stock, vesting of Restricted Awards or vesting of other Awards otherwise exempt from Code Section 409A be delayed in a manner that would cause the Award to be construed to involve the deferral of compensation under Code Section 409A unless such deferral is in compliance with Code Section 409A.

(b)          Withholding: The Corporation shall withhold all required local, state, federal, foreign and other taxes and any other amount required to be withheld by any governmental authority or law from any amount payable in cash with respect to an Award. Prior to the delivery or transfer of any certificate for shares or any other benefit conferred under the Plan, the Corporation shall require any recipient of an Award to pay to the Corporation in cash the amount of any tax or other amount required by any governmental authority to be withheld and paid over by the Corporation to such authority for the account of such recipient. Notwithstanding the foregoing, the Administrator may establish procedures to permit a recipient to satisfy such obligation in whole or in part, and any local, state, federal, foreign or other income tax obligations relating to such an Award, by electing (the "election") to have the Corporation withhold shares of Common Stock from the shares to which the recipient is entitled. The number of shares to be withheld shall have a Fair Market Value as of the date that the amount of tax to be withheld is determined as nearly equal as possible to (but not exceeding) the amount of such obligations being satisfied. Each election must be made in writing to the Administrator in accordance with election procedures established by the Administrator.

(c)          Section 16(b) Compliance: If and to the extent that any Participants in the Plan are subject to Section 16(b) of the Exchange Act, it is the general intention of the Corporation that transactions under the Plan by such persons shall comply with Rule 16b-3 under the Exchange Act and that the Plan shall be construed in favor of such Plan transactions meeting the requirements of Rule 16b-3 or any successor rules thereto. Notwithstanding anything in the Plan to the contrary, the Administrator, in its sole and absolute discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to Participants who are officers or directors subject to Section 16 of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other Participants.

(d)          Code Section 162(m) Performance-Based Compensation. If and to the extent to which Code Section 162(m) is applicable, the Corporation intends that compensation paid under the Plan to Covered Employees will, to the extent practicable, constitute "qualified performance-based compensation" within the meaning of Code Section 162(m), unless otherwise determined by the Administrator. Accordingly, Awards granted to Covered Employees which are intended to qualify for the performance-based exception under Code Section 162(m) shall be deemed to include any such additional terms, conditions, limitations and provisions as are necessary to comply with the performance-based compensation exemption of Code Section 162(m), unless the Administrator, in its discretion, determines otherwise.

(e)          Unfunded Plan; No Effect on Other Plans:

(i)          The Plan shall be unfunded, and the Corporation shall not be required to create a trust or segregate any assets that may at any time be represented by Awards under the Plan. The Plan shall not establish any fiduciary relationship between the Corporation and any Participant or other person. Neither a Participant nor any other person shall, by reason of the Plan, acquire any right in or title to any assets, funds or property of the Corporation or any Affiliate, including, without limitation, any specific funds, assets or other property which the Corporation or any Affiliate, in their discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to the Common Stock or other amounts, if any, payable under the Plan, unsecured by any assets of the Corporation or any Affiliate. Nothing contained in the Plan shall constitute a guarantee that the assets of such entities shall be sufficient to pay any benefits to any person.

(ii)          The amount of any compensation deemed to be received by a Participant pursuant to an Award shall not constitute compensation with respect to which any other employee benefits of such Participant are determined, including, without limitation, benefits under any bonus, pension, profit sharing, life insurance or salary continuation plan, except as otherwise specifically provided by the terms of such plan or as may be determined by the Administrator.

(iii)          The adoption of the Plan shall not affect any other stock incentive or other compensation plans in effect for the Corporation or any Affiliate, nor shall the Plan preclude the Corporation from establishing any other forms of stock incentive or other compensation for employees or service providers of the Corporation or any Affiliate.

(f)          Governing Law: The Plan shall be governed by and construed in accordance with the laws of the State of North Carolina, without regard to the conflict of laws provisions of any state, and in accordance with applicable federal laws of the United States.

(g)          Beneficiary Designation: The Administrator may permit a Participant to designate in writing a person or persons as beneficiary, which beneficiary shall be entitled to receive settlement of Awards (if any) to which the Participant is otherwise entitled in the event of death. In the absence of such designation by a Participant, and in the event of the Participant's death, the estate of the Participant shall be treated as beneficiary for purposes of the Plan, unless the Administrator determines otherwise. The Administrator shall have sole discretion to approve and interpret the form or forms of such beneficiary designation. A beneficiary, legal guardian, legal representative or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent that the Plan and/or Award Agreement provide otherwise, and to any additional restrictions deemed necessary or appropriate by the Administrator.

(h)          Gender and Number: Except where otherwise indicated by the context, words in any gender shall include any other gender, words in the singular shall include the plural and words in the plural shall include the singular.

(i)          Severability: If any provision of the Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

(j)          Rules of Construction: Headings are given to the sections of this Plan solely as a convenience to facilitate reference. The reference to any statute, regulation or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

(k)          Successors and Assigns: The Plan shall be binding upon the Corporation, its successors and assigns, and Participants, their executors, administrators and permitted transferees and beneficiaries.

(l)          Right of Offset: Notwithstanding any other provision of the Plan or an Award Agreement, the Corporation may reduce the amount of any payment or benefit otherwise payable to or on behalf of a Participant by the amount of any obligation of the Participant to or on behalf of the Corporation or an Affiliate that is or becomes due and payable.

(m)          Effect of Changes in Status: Unless the Administrator determines otherwise, an Award shall not be affected by any change in the terms, conditions or status of the Participant's employment or service, provided that the Participant continues to be an employee of, or in service to, the Corporation or an Affiliate.

(n)          Shareholder Approval: The Plan is subject to approval by the shareholders of the Corporation, which approval must occur, if at all, within 12 months of the Effective Date of the Plan. Awards granted prior to such shareholder approval shall be conditioned upon and shall be effective only upon approval of the Plan by such shareholders on or before such date.

(o)          No Fractional Shares: Except as otherwise provided in an Award Agreement or by the Administrator, (i) the total number of shares issuable pursuant to the exercise, vesting or earning of an Award shall be rounded down to the nearest whole share, and (ii) no fractional shares shall be issued. The Administrator may, in its discretion, determine that a fractional share shall be settled in cash.

IN WITNESS WHEREOF, this PokerTek, Inc. 2009 Stock Incentive Plan is, by the authority of the Board of Directors of the Corporation, executed in behalf of the Corporation, effective as of the ____ day of ________, 2009.

POKERTEK, INC.

Date:	By:	/s/ Mark D. Roberson

Mark D. Roberson, Acting Chief Executive Officer

ATTEST:

/s/ James Crawford
James Crawford, Secretary

APPENDIX B

POKERTEK, INC.

2005 STOCK INCENTIVE PLAN

(AS AMENDED AND RESTATED THROUGH SEPTEMBER 3, 2009)

1.	Definitions

In addition to other terms defined herein, the following terms shall have the meanings given below:

(a) Administrator means the Board, and, upon its delegation of all or part of its authority to administer the Plan to the Committee, the Committee.

(b) Affiliate means any Parent or Subsidiary of the Corporation, and also includes any other business entity which is controlled by, under common control with or controls the Corporation; provided, however, that the term “Affiliate” shall be construed in a manner in accordance with the registration provisions of applicable federal securities laws.

(c) Applicable Laws means any applicable laws, rules or regulations (or similar guidance), including but not limited to the Securities Act, the Exchange Act and the Code.

(d) Award means, individually or collectively, a grant under the Plan of an Option (including an Incentive Option or Nonqualified Option); a Stock Appreciation Right (including a Related SAR or a Freestanding SAR); a Restricted Award (including a Restricted Stock Award or a Restricted Unit Award); a Performance Award (including a Performance Share Award or a Performance Unit Award); a Phantom Stock Award; a Dividend Equivalent Award; or any other award granted under the Plan.

(e) Award Agreement means an agreement (which may be in written or electronic form, in the Administrator’s discretion, and which includes any amendment or supplement thereto) between the Corporation and a Participant specifying the terms, conditions and restrictions of an Award granted to the Participant. An Award Agreement may also state such other terms, conditions and restrictions, including but not limited to terms, conditions and restrictions applicable to shares or any other benefit underlying an Award, as may be established by the Administrator.

(f) Board or Board of Directors means the Board of Directors of the Corporation.

(g) Cause means, unless the Administrator determines otherwise, a Participant’s termination of employment or service resulting from the Participant’s (i) termination for “cause” as defined under the Participant’s employment, consulting or other agreement with the Corporation or an Affiliate, if any, or (ii) if the Participant has not entered into any such employment, consulting or other agreement (or if any such agreement does not address the effect of a “cause” termination), then the Participant’s termination shall be for “Cause” if termination results due to the Participant’s (A) dishonesty; (B) refusal to perform his duties for the Corporation or continued failure to perform his duties to the Corporation in a manner acceptable to the Corporation, as determined by the Administrator or its designee; (C) engaging in fraudulent conduct; or (D) engaging in any conduct that could be materially damaging to the Corporation without a reasonable good faith belief that such conduct was in the best interest of the Corporation. The determination of “Cause” shall be made by the Administrator and its determination shall be final and conclusive.

(h) Change in Control:

(i) General: Except as may be otherwise provided in an individual Award Agreement or as may be otherwise required in order to comply with Code Section 409A, a Change in Control shall be deemed to have occurred on the earliest of the following dates:

(A) The date any entity or person shall have become the beneficial owner of, or shall have obtained voting control over, fifty percent (50%) or more of the outstanding Common Stock of the Corporation;

(B) The date the shareholders of the Corporation approve a definitive agreement (X) to merge or consolidate the Corporation with or into another corporation or other business entity (each, a “corporation”), in which the Corporation is not the continuing or surviving corporation or pursuant to which any shares of Common Stock of the Corporation would be converted into cash, securities or other property of another corporation, in each case other than a merger or consolidation of the Corporation in which the holders of Common Stock immediately prior to the merger or consolidation continue to own immediately after the merger or consolidation at least fifty percent (50%) of Common Stock, or, if the Corporation is not the surviving corporation, the common stock (or other voting securities) of the surviving corporation; provided, however, that if consummation of such merger or consolidation is subject to the approval of federal, state or other regulatory authorities, then, unless the Administrator determines otherwise, a “Change in Control” shall not be deemed to occur until the later of the date of shareholder approval of such merger or consolidation or the date of final regulatory approval of such merger or consolidation; or (Y) to sell or otherwise dispose of all or substantially all the assets of the Corporation; or

(C) The date there shall have been a change in a majority of the Board of Directors of the Corporation within a 12-month period unless the nomination for election by the Corporation’s shareholders of each new Director was approved by the vote of two-thirds of the members of the Board (or a committee of the Board, if nominations are approved by a Board committee rather than the Board) then still in office who were in office at the beginning of the 12-month period.

(D) Notwithstanding the foregoing, a Change in Control shall not be deemed to have occurred in the event the Corporation forms a holding company as a result of which the holders of the Corporation’s voting securities immediately prior to the transaction hold, in approximately the same relative proportions as they hold prior to the transaction, substantially all of the voting securities of a holding company owning all of the Corporation’s voting securities after the completion of the transaction.

(For the purposes herein, the term “person” shall mean any individual, corporation, partnership, group, association or other person, as such term is defined in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act, other than the Corporation, a subsidiary of the Corporation or any employee benefit plan(s) sponsored or maintained by the Corporation or any subsidiary thereof, and the term “beneficial owner” shall have the meaning given the term in Rule 13d-3 under the Exchange Act.)

(E) The Administrator shall have full and final authority, in its discretion, to determine whether a Change in Control of the Corporation has occurred pursuant to the above definition, the date of the occurrence of such Change in Control and any incidental matters relating thereto.

(ii) Definition Applicable to Awards subject to Code Section 409A: Notwithstanding the preceding provisions of Section 1(h)(i), in the event that any Awards granted under the Plan are deemed to be deferred compensation subject to the provisions of Code Section 409A, then distributions related to such Awards may be permitted, in the Administrator’s discretion, upon the occurrence of one or more of the following events (as they are defined and interpreted under Code Section 409A, related regulations or other guidance): (A) a change in the ownership of the Corporation, (B) a change in effective control of the Corporation, or (C) a change in the ownership of a substantial portion of the assets of the Corporation.

(i) Code means the Internal Revenue Code of 1986, as amended.

(j) Committee means the Compensation Committee of the Board which may be appointed to administer the Plan.

(k) Common Stock means the common stock of PokerTek, Inc., together with any successor securities thereto.

(l) Corporation means PokerTek, Inc., a North Carolina corporation, together with any successor thereto.

(m) Covered Employee shall have the meaning given the term in Section 162(m) of the Code and related regulations.

(n) Director means a member of the Board or of the board of directors of an Affiliate.

(o) Disability shall, except as may be otherwise determined by the Administrator or required under Code Section 409A or related regulations or other guidance, have the meaning given in any employment agreement, consulting agreement or other similar agreement, if any, to which a Participant is a party, or, if there is no such agreement (or if any such agreement does not address the effect of termination due to disability), “Disability” shall mean the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death, or which has lasted or can be expected to last for a continuous period of not less than 12 months. The Administrator shall have discretion to determine if a termination due to Disability has occurred.

(p) Displacement shall, as applied to any Participant, be as defined in any employment agreement, consulting agreement or other similar agreement, if any, to which the Participant is a party, or, if there is no such agreement (or if any such agreement does not address the effect of a termination due to displacement), “Displacement” shall mean the termination of the Participant’s employment or service due to the elimination of the Participant’s job or position without fault on the part of the Participant (as determined by the Administrator).

(q) Dividend Equivalent Award means a right granted to a Participant pursuant to Section 12 to receive the equivalent value (in cash or shares of Common Stock) of dividends paid on Common Stock.

(r) Effective Date means the effective date of the Plan, as provided in Section 4.

(s) Employee means any person who is an employee of the Corporation or any Affiliate (including entities which become Affiliates after the Effective Date of the Plan). For this purpose, an individual shall be considered to be an Employee only if there exists between the individual and the Corporation or an Affiliate the legal and bona fide relationship of employer and Employee; provided, however, that, with respect to Incentive Options, “Employee” means any person who is considered an employee of the Corporation or any Parent or Subsidiary for purposes of Treas. Reg. Section 1.421-1(h) (or any successor provision related thereto).

(t) Exchange Act means the Securities Exchange Act of 1934, as amended.

(u) Fair Market Value per share of the Common Stock shall be established in good faith by the Administrator and, unless otherwise determined by the Administrator, the Fair Market Value shall be determined in accordance with the following provisions: (A) if the shares of Common Stock are listed for trading on the New York Stock Exchange or the American Stock Exchange, the Fair Market Value shall be the closing sales price per share of the shares on the New York Stock Exchange or the American Stock Exchange (as applicable) on the date immediately preceding the date an Option is granted or other determination is made (such date of determination being referred to herein as a “valuation date”), or, if there is no transaction on such date, then on the trading date nearest preceding the valuation date for which closing price information is available, and, provided further, if the shares are quoted on the Nasdaq National Market or the Nasdaq SmallCap Market of the Nasdaq Stock Market but are not listed for trading on the New York Stock Exchange or the American Stock Exchange, the Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system on the date immediately or nearest preceding the valuation date for which such information is available, and, provided further, if the shares are not listed for trading on the New York Stock Exchange or the American Stock Exchange or quoted on the Nasdaq National Market or the Nasdaq SmallCap Market, the Fair Market Value shall be the average between the highest bid and lowest asked prices for such stock on the date immediately or nearest preceding the valuation date as reported on the Nasdaq OTC Bulletin Board Service or by the National Quotation Bureau, Incorporated or a comparable service; or (B) if the shares of Common Stock are not listed or reported in any of the foregoing, then the Fair Market Value shall be determined by the Administrator based on such valuation measures or other factors as it deems appropriate (provided, however, that, (i) with respect to the grant of Incentive Options, the Fair Market Value shall be determined by the Administrator in accordance with the applicable provisions of Section 20.2031-2 of the Federal Estate Tax Regulations, or in any other manner consistent with the Code Section 422 and accompanying regulations; and (ii) to the extent, if any, required by Code Section 409A, Fair Market Value shall be determined in accordance with Section 409A, related regulations or other guidance).

(v) Freestanding SAR means an SAR that is granted without relation to an Option, as provided in Section 8.

(w) Incentive Option means an Option that is designated by the Administrator as an Incentive Option pursuant to Section 7 and intended to meet the requirements of incentive stock options under Code Section 422 and related regulations.

(x) Independent Contractor means an independent contractor, consultant or advisor providing services to the Corporation or an Affiliate.

(y) Nonqualified Option means an Option granted under Section 7 that is not intended to qualify as an incentive stock option under Code Section 422 and related regulations.

(z) Option means a stock option granted under Section 7 that entitles the holder to purchase from the Corporation a stated number of shares of Common Stock at the price set forth in an Award Agreement.

(aa) Option Period means the term of an Option, as provided in Section 7(d)(i).

(bb) Option Price means the price at which an Option may be exercised, as provided in Section 7(b).

(cc) Parent means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(dd) Participant means an individual employed by, or providing services to, the Corporation or an Affiliate who satisfies the requirements of Section 6 and is selected by the Administrator to receive an Award under the Plan.

(ee) Performance Award means a Performance Share Award and/or a Performance Unit Award, as provided in Section 10.

(ff) Performance Measures mean one or more performance factors which may be established by the Administrator with respect to an Award. Performance factors may be based on such corporate, business unit or division and/or individual performance factors and criteria as the Administrator in its discretion may deem appropriate; provided, however, that, if and to the extent that Section 162(m) of the Code is applicable, then such performance factors shall be limited to one or more of the following (as determined by the Administrator in its discretion): (i) earnings per share; (ii) net income (before or after taxes); (iii) return measures (including, but not limited to, return on assets, equity or sales); (iv) cash flow; (v) earnings before or after taxes, depreciation and/or amortization; (vi) gross revenues; (vii) operating income (before or after taxes); (viii) total shareholder returns; (ix) achievement of division, group, function and/or corporate performance, financial, strategic or operational goals; (x) cash generation, profit and/or revenue targets, (xi) growth measures, including revenue growth, as compared with a peer group or other benchmark(s); (xii) share price (including, but not limited to, growth measures and total shareholder return); and/or (xiii) pre-tax profits. If and to the extent that Section 162(m) of the Code is applicable, the Administrator shall, within the time and in the manner prescribed by Section 162(m) of the Code and related regulations, define in an objective fashion the manner of calculating the Performance Measures it selects to use for Participants during any specific performance period and determine whether such Performance Measures have been met. Such performance factors may be adjusted or modified due to extraordinary items, transactions, events or developments, or in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Corporation or the financial statements of the Corporation, or in response to, or in anticipation of, changes in Applicable Laws, accounting principles or business conditions, in each case as determined by the Administrator.

(gg) Performance Share means an Award granted under Section 10, in an amount determined by the Administrator and specified in an Award Agreement, stated with reference to a specified number of shares of Common Stock, that entitles the holder to receive shares of Common Stock, a cash payment or a combination of Common Stock and cash (as determined by the Administrator), subject to the terms of the Plan and the terms and conditions established by the Administrator.

(hh) Performance Unit means an Award granted under Section 10, in an amount determined by the Administrator and specified in an Award Agreement, that entitles the holder to receive Shares of Common Stock, a cash payment or a combination of Common Stock and cash (as determined by the Administrator), subject to the terms of the Plan and the terms and conditions established by the Administrator.

(ii) Phantom Stock Award means an Award granted under Section 11, entitling a Participant to a payment in cash, shares of Common Stock or a combination of cash and Common Stock (as determined by the Administrator), following the completion of the applicable vesting period and compliance with the terms of the Plan, an Award Agreement and any other terms and conditions established by the Administrator. The unit value of a Phantom Stock Award shall be based on the Fair Market Value of a share of Common Stock.

(jj) Plan means the PokerTek, Inc. 2005 Stock Incentive Plan, as amended and restated as of July __, 2009, and as it may be hereafter amended and/or restated.

(kk) Prior Plan or Prior Plans means the PokerTek, Inc. 2004 Stock Incentive Plan, as it may be amended and/or restated, and any other stock incentive plan maintained by the Corporation prior to the Effective Date of the Plan.

(ll) Related SAR means an SAR granted under Section 8 that is granted in relation to a particular Option and that can be exercised only upon the surrender to the Corporation, unexercised, of that portion of the Option to which the SAR relates.

(mm) Restricted Award means a Restricted Stock Award and/or a Restricted Stock Unit Award, as provided in Section 9.

(nn) Restricted Stock Award means shares of Common Stock awarded to a Participant under Section 9. Shares of Common Stock subject to a Restricted Stock Award shall cease to be restricted when, in accordance with the terms of the Plan and the terms and conditions established by the Administrator, the shares vest and become transferable and free of substantial risks of forfeiture.

(oo) Restricted Stock Unit means a Restricted Award granted to a Participant pursuant to Section 9 which is settled (i) by the delivery of one share of Common Stock for each Restricted Stock Unit, (ii) in cash in an amount equal to the Fair Market Value of one share of Common Stock for each Restricted Stock Unit, or (iii) in a combination of cash and Shares equal to the Fair Market Value of one share of Common Stock for each Restricted Stock Unit, as determined by the Administrator. A Restricted Stock Unit Award represents the promise of the Corporation to deliver shares, cash or a combination thereof, as applicable, upon vesting of the Award and compliance with such other terms and conditions as may be determined by the Administrator.

(pp) Retirement shall, as applied to any Participant, be as defined in any employment agreement, consulting agreement or other similar agreement, if any, to which the Participant is a party, or, if there is no such agreement (or if any such agreement does address the effect of termination due to retirement), “Retirement” shall mean retirement in accordance with the retirement policies and procedures established by the Corporation, as determined by the Administrator.

(qq) SAR means a stock appreciation right granted under Section 8 entitling the Participant to receive, with respect to each share of Common Stock encompassed by the exercise of such SAR, the excess of the Fair Market Value on the date of exercise over the SAR base price, subject to the terms of the Plan and any other terms and conditions established by the Administrator. References to “SARs” include both Related SARs and Freestanding SARs, unless the context requires otherwise.

(rr) Securities Act means the Securities Act of 1933, as amended.

(ss) Shareholders Agreement means that certain Shareholders Agreement dated as of July 28, 2004 by and between the Corporation and certain shareholders of the Corporation, as it may be amended and/or restated from time to time.

(tt) Subsidiary means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

(uu) Termination Date means the date of termination of a Participant’s employment or service for any reason, as determined by the Administrator in its discretion.

2.	Purpose

The purpose of the Plan is to encourage and enable selected Employees, Directors and Independent Contractors of the Corporation and its Affiliates to acquire or to increase their holdings of Common Stock of the Corporation and other proprietary interests in the Corporation in order to promote a closer identification of their interests with those of the Corporation and its shareholders, thereby further stimulating their efforts to enhance the efficiency, soundness, profitability, growth and shareholder value of the Corporation. This purpose may be carried out through the grant of Awards to selected Employees, Directors and Independent Contractors, which may include the grant to selected Participants of Options in the form of Incentive Stock Options and Nonqualified Options; SARs in the form of Related SARs and Freestanding SARs; Restricted Awards in the form of Restricted Stock Awards and Restricted Stock Units; Performance Awards in the form of Performance Shares and Performance Units; Phantom Stock Awards; and/or Dividend Equivalent Awards.

3.	Administration of the Plan

(a) The Plan shall be administered by the Board of Directors of the Corporation, or, upon delegation of all or part of its authority to administer the Plan to the Committee, by the Committee. In the event that the Corporation shall become subject to the reporting requirements of the Exchange Act, the Committee shall be comprised solely of two or more “non-employee directors,” as such term is defined in Rule 16b-3 under the Exchange Act, or as may otherwise be permitted under Rule 16b-3, unless the Board determines otherwise. Further, in the event that the provisions of Section 162(m) of the Code or related regulations become applicable to the Corporation, the Plan shall be administered by a committee comprised of two or more “outside directors” (as such term is defined in Section 162(m) or related regulations) or as may otherwise be permitted under Section 162(m) and related regulations. For the purposes of the Plan, the term “Administrator” shall refer to the Board and, upon its delegation to the Committee of all or part of its authority to administer the Plan, to the Committee. Notwithstanding the foregoing, the Board shall have sole authority to grant Awards to Directors who are not Employees of the Corporation or its Affiliates.

(b) Subject to the provisions of the Plan, the Administrator shall have full and final authority in its discretion to take any action with respect to the Plan including, without limitation, the authority (i) to determine all matters relating to Awards, including selection of individuals to be granted Awards, the types of Awards, the number of shares of the Common Stock, if any, subject to an Award, and all terms, conditions, restrictions and limitations of an Award; (ii) to prescribe the form or forms of Award Agreements evidencing any Awards granted under the Plan; (iii) to establish, amend and rescind rules and regulations for the administration of the Plan; and (iv) to construe and interpret the Plan, Awards and Award Agreements made under the Plan, to interpret rules and regulations for administering the Plan and to make all other determinations deemed necessary or advisable for administering the Plan. Except to the extent otherwise required under Code Section 409A or related regulations or other guidance, (i) the Administrator shall have the authority, in its sole discretion, to accelerate the date that any Award which was not otherwise exercisable, vested or earned shall become exercisable, vested or earned in whole or in part without any obligation to accelerate such date with respect to any other Award granted to any recipient; and (ii) the Administrator also may in its sole discretion modify or extend the terms and conditions for exercise, vesting or earning of an Award. The Administrator may determine that a Participant’s rights, payments and/or benefits with respect to an Award (including but not limited to any shares issued or issuable and/or cash paid or payable with respect to an Award) shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, termination of employment for cause, violation of policies of the Corporation or an Affiliate, breach of non-solicitation, noncompetition, confidentiality or other restrictive covenants that may apply to the Participant, or other conduct by the Participant that is determined by the Administrator to be detrimental to the business or reputation of the Corporation or any Affiliate. In addition, the Administrator shall have the authority and discretion to establish terms and conditions of Awards (including but not limited to the establishment of subplans) as the Administrator determines to be necessary or appropriate to conform to the applicable requirements or practices of jurisdictions outside of the United States. In addition to action by meeting in accordance with Applicable Laws, any action of the Administrator with respect to the Plan may be taken by a written instrument signed by all of the members of the Board or Committee, as appropriate, and any such action so taken by written consent shall be as fully effective as if it had been taken by a majority of the members at a meeting duly held and called. No member of the Board or Committee, as applicable, shall be liable while acting as Administrator for any action or determination made in good faith with respect to the Plan, an Award or an Award Agreement. The members of the Board or Committee, as applicable, shall be entitled to indemnification and reimbursement in the manner provided in the Corporation’s articles of incorporation and bylaws and/or under Applicable Laws.

(c) Notwithstanding the other provisions of Section 3, the Administrator may delegate to one or more senior executive officers of the Corporation the authority to grant Awards, and to make any or all of the determinations reserved for the Administrator in the Plan and summarized in Section 3(b) with respect to such Awards (subject to any restrictions imposed by Applicable Laws, and such terms and conditions as may be established by the Administrator); provided, however, that, if and to the extent required by Section 16 of the Exchange Act or Section 162(m) of the Code, the Participant, at the time of said grant or other determination, (i) is not deemed to be an officer or director of the Corporation within the meaning of Section 16 of the Exchange Act; and (ii) is not deemed to be a Covered Employee as defined under Section 162(m) of the Code and related regulations. To the extent that the Administrator has delegated authority to grant Awards pursuant to this Section 3(c) to one or more senior executive officers of the Corporation, references to the Administrator shall include references to such officer or officers, subject, however, to the requirements of the Plan, Rule 16b-3, Section 162(m) of the Code and other Applicable Laws.

4.	Effective Date

The Effective Date of the Plan shall be July 29, 2005. Awards may be granted under the Plan on and after the Effective Date, but not after July 29, 2015. Awards that are outstanding at the end of the Plan term (or such earlier termination date as may be established by the Board pursuant to Section 14(a)) shall continue in accordance with their terms, unless otherwise provided in the Plan or an Award Agreement.

5.	Shares of Stock Subject to the Plan; Award Limitations

(a) Shares of Stock Subject to the Plan: Subject to adjustments as provided in Section 5(d), the aggregate number of shares of Common Stock that may be issued pursuant to Awards granted under the Plan shall not exceed the sum of (i) 800,000 shares, plus (ii) any shares of Common Stock remaining available for issuance as of the Effective Date of the Plan under any Prior Plan, plus (iii) any shares of Common Stock subject to an award granted under a Prior Plan, which award is forfeited, cancelled, terminated, expires or lapses for any reason without the issuance of shares pursuant to the award or shares subject to an award granted under a Prior Plan which shares are repurchased or reacquired by the Corporation. Shares delivered under the Plan shall be authorized but unissued shares or shares purchased on the open market or by private purchase. The Corporation hereby reserves sufficient authorized shares of Common Stock to meet the grant of Awards hereunder.

(b) Award Limitations: Notwithstanding any provision in the Plan to the contrary, the following limitations shall apply to Awards granted under the Plan, in each case subject to adjustments pursuant to Section 5(d):

(i) The maximum number of shares of Common Stock that may be issued under the Plan pursuant to the grant of Incentive Options shall not exceed 800,000 shares;

(ii) If and to the extent Section 162(m) of the Code is applicable:

(A) In any calendar year, no Participant may be granted Options and SARs that are not related to an Option for more than 200,000 shares of Common Stock;

(B) No Participant may be granted Awards in any calendar year for more than 200,000 shares of Common Stock; and

(C) No Participant may be paid more than $10,000,000 with respect to any cash-settled award or awards which were granted during any single calendar year.

(For purposes of Section 5(b)(ii)(A) and (B), an Option and Related SAR shall be treated as a single Award.)

(c) Shares Not Subject to Limitations: The following will not be applied to the share limitations of Section 5(a) above: (i) dividends, including dividends paid in shares, or dividend equivalents paid in cash in connection with outstanding Awards; (ii) Awards which are settled in cash rather than the issuance of shares; (iii) any shares subject to an Award under the Plan which Award is forfeited, cancelled, terminated, expires or lapses for any reason without the issuance of shares pursuant to the Award or any shares subject to an Award which shares are repurchased or reacquired by the Corporation; and (iv) any shares surrendered by a Participant or withheld by the Corporation to pay the Option Price or purchase price for an Award or shares used to satisfy any tax withholding requirement in connection with the exercise, vesting or earning of an Award if, in accordance with the terms of the Plan, a Participant pays such Option Price or purchase price or satisfies such tax withholding by either tendering previously owned shares or having the Corporation withhold shares.

(d) Adjustments: If there is any change in the outstanding shares of Common Stock because of a merger, consolidation or reorganization involving the Corporation or an Affiliate, or if the Board of Directors of the Corporation declares a stock dividend, stock split distributable in shares of Common Stock, reverse stock split, combination or reclassification of the Common Stock, or if there is a similar change in the capital stock structure of the Corporation or an Affiliate affecting the Common Stock, the number of shares of Common Stock reserved for issuance under the Plan shall be correspondingly adjusted, and the Administrator shall make such adjustments to Awards and to any provisions of this Plan as the Administrator deems equitable to prevent dilution or enlargement of Awards or as may be otherwise advisable.

6.	Eligibility

An Award may be granted only to an individual who satisfies all of the following eligibility requirements on the date the Award is granted:

(a) The individual is either (i) an Employee, (ii) a Director, or (iii) an Independent Contractor.

(b) With respect to the grant of Incentive Options, the individual is otherwise eligible to participate under Section 6, is an Employee of the Corporation or a Parent or Subsidiary and does not own, immediately before the time that the Incentive Option is granted, stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation or a Parent or Subsidiary. Notwithstanding the foregoing, an Employee who owns more than 10% of the total combined voting power of the Corporation or a Parent or Subsidiary may be granted an Incentive Option if the Option Price is at least 110% of the Fair Market Value of the Common Stock, and the Option Period does not exceed five years. For this purpose, an individual will be deemed to own stock which is attributable to him under Section 424(d) of the Code.

(c) With respect to the grant of substitute awards or assumption of awards in connection with a merger, consolidation, acquisition, reorganization or similar business combination involving the Corporation or an Affiliate, the recipient is otherwise eligible to receive the Award and the terms of the award are consistent with the Plan and Applicable Laws (including, to the extent necessary, the federal securities laws registration provisions and Section 424(a) of the Code).

(d) The individual, being otherwise eligible under this Section 6, is selected by the Administrator as an individual to whom an Award shall be granted (as defined above, a “Participant”).

7.	Options

(a) Grant of Options: Subject to the limitations of the Plan, the Administrator may in its sole and absolute discretion grant Options to such eligible individuals in such numbers, subject to such terms and conditions, and at such times as the Administrator shall determine. Both Incentive Options and Nonqualified Options may be granted under the Plan, as determined by the Administrator; provided, however, that Incentive Options may only be granted to Employees of the Corporation or a Parent or Subsidiary. To the extent that an Option is designated as an Incentive Option but does not qualify as such under Section 422 of the Code, the Option (or portion thereof) shall be treated as a Nonqualified Option. An Option may be granted with or without a Related SAR.

(b) Option Price: The Option Price shall be established by the Administrator and stated in the Award Agreement evidencing the grant of the Option; provided, that (i) the Option Price of an Option shall be no less than 100% of the Fair Market Value per share of the Common Stock as determined on the date the Option is granted (or 110% of the Fair Market Value with respect to Incentive Options granted to an Employee who owns stock possessing more than 10% of the total voting power of all classes of stock of the Corporation or a Parent or Subsidiary, as provided in Section 6(b)); and (ii) in no event shall the Option Price per share of any Option be less than the par value per share (if any) of the Common Stock. Notwithstanding the foregoing, the Administrator may in its discretion authorize the grant of substitute or assumed options of an acquired entity with an Option Price not equal to at least 100% of the Fair Market Value on the date of grant, if such options are assumed or substituted in accordance with Section 424(a) and related regulations and if the option price of any such assumed or substituted option was at least equal to 100% of the fair market value of the underlying stock on the original date of grant.

(c) Date of Grant: An Incentive Option shall be considered to be granted on the date that the Administrator acts to grant the Option, or on any later date specified by the Administrator as the effective date of the Option. A Nonqualified Option shall be considered to be granted on the date the Administrator acts to grant the Option or any other date specified by the Administrator as the date of grant of the Option.

(d) Option Period and Limitations on the Right to Exercise Options:

(i) The Option Period shall be determined by the Administrator at the time the Option is granted and shall be stated in the Award Agreement. With respect to Incentive Options, the Option Period shall not extend more than 10 years from the date on which the Option is granted (or five years with respect to Incentive Options granted to an Employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation or a Parent or Subsidiary, as provided in Section 6(b)). Any Option or portion thereof not exercised before expiration of the Option Period shall terminate. The period or periods during which, and conditions pursuant to which, an Option may become exercisable shall be determined by the Administrator in its discretion, subject to the terms of the Plan.

(ii) An Option may be exercised by giving written notice to the Corporation in form acceptable to the Administrator at such place and subject to such conditions as may be established by the Administrator or its designee. Such notice shall specify the number of shares to be purchased pursuant to an Option and the aggregate purchase price to be paid therefor and shall be accompanied by payment of such purchase price. The total number of shares that may be acquired upon exercise of an Option shall be rounded down to the nearest whole share. No fractional shares shall be issued. Unless an Award Agreement provides otherwise, such payment shall be in the form of cash or cash equivalent; provided that, where permitted by the Administrator and Applicable Laws (and subject to such terms and conditions as may be established by the Administrator), payment may also be made:

(A) By delivery (by either actual delivery or attestation) of shares of Common Stock owned by the Participant for a time period determined by the Administrator and otherwise acceptable to the Administrator;

(B) By shares of Common Stock withheld upon exercise;

(C) With respect only to purchases upon exercise of an Option after a public market for the Common Stock exists, by delivery of written notice of exercise to the Corporation and delivery to a broker of written notice of exercise and irrevocable instructions to promptly deliver to the Corporation the amount of sale or loan proceeds to pay the Option Price;

(D) By such other payment methods as may be approved by the Administrator and which are acceptable under Applicable Laws; or

(E) By any combination of the foregoing methods.

Shares tendered or withheld in payment on the exercise of an Option shall be valued at their Fair Market Value on the date of exercise, as determined by the Administrator. For the purposes of the Plan, a “public market” for the Common Stock shall be deemed to exist (i) upon consummation of a firm commitment underwritten public offering of the Common Stock pursuant to an effective registration statement under the Securities Act, or (ii) if the Administrator otherwise determines that there is an established public market for the Common Stock.

(iii) Unless the Administrator determines otherwise, no Option granted to a Participant who was an Employee at the time of grant shall be exercised unless the Participant is, at the time of exercise, an Employee, and has been an Employee continuously since the date the Option was granted, subject to the following:

(A) The employment relationship of a Participant shall be treated as continuing intact for any period that the Participant is on military or sick leave or other bona fide leave of absence, provided that the period of such leave does not exceed three months, or, if longer, as long as the Participant’s right to reemployment is guaranteed either by statute or by contract. The employment relationship of a Participant shall also be treated as continuing intact while the Participant is not in active service because of Disability. The Administrator shall have sole authority to determine whether a Participant is disabled and, if applicable, the Participant’s Termination Date.

(B) Unless the Administrator determines otherwise, if the employment of a Participant is terminated because of Disability or death, the Option may be exercised only to the extent exercisable on the Participant’s Termination Date, except that the Administrator may in its sole discretion accelerate the date for exercising all or any part of the Option which was not otherwise exercisable on the Termination Date. The Option must be exercised, if at all, prior to the first to occur of the following, whichever shall be applicable: (X) the close of the one-year period following the Termination Date (or such other period stated in the Award Agreement); or (Y) the close of the Option Period. In the event of the Participant’s death, such Option shall be exercisable by such person or persons as shall have acquired the right to exercise the Option by will or by the laws of intestate succession.

(C) Unless the Administrator determines otherwise, if the employment of the Participant is terminated for any reason other than Disability, death or for “Cause,” his Option may be exercised only to the extent exercisable on his Termination Date, except that the Administrator may in its sole discretion accelerate the date for exercising all or any part of the Option which was not otherwise exercisable on the Termination Date. The Option must be exercised, if at all, prior to the first to occur of the following, whichever shall be applicable: (X) the close of the period of three months next succeeding the Termination Date (or such other period stated in the Award Agreement); or (Y) the close of the Option Period. If the Participant dies following such termination of employment and prior to the earlier of the dates specified in (X) or (Y) of this subparagraph (C), the Participant shall be treated as having died while employed under subparagraph (B) (treating for this purpose the Participant’s date of termination of employment as the Termination Date). In the event of the Participant’s death, such Option shall be exercisable by such person or persons as shall have acquired the right to exercise the Option by will or by the laws of intestate succession.

(D) Unless the Administrator determines otherwise, if the employment of the Participant is terminated for “Cause,” his Option shall lapse and no longer be exercisable as of his Termination Date, as determined by the Administrator.

(E) Notwithstanding the foregoing, the Administrator may, in its sole discretion (subject to any requirements imposed under Code Section 409A, related regulations or other guidance), accelerate the date for exercising all or any part of an Option which was not otherwise exercisable on the Termination Date, extend the period during which an Option may be exercised, modify the terms and conditions to exercise, or any combination of the foregoing.

(iv) Unless the Administrator determines otherwise, an Option granted to a Participant who was a Director but who was not an Employee at the time of grant may be exercised only to the extent exercisable on the Participant’s Termination Date (unless the termination was for Cause), and must be exercised, if at all, prior to the first to occur of the following, as applicable: (X) the close of the period of three months next succeeding the Termination Date (or such other period stated in the Award Agreement); or (Y) the close of the Option Period. If the services of a Participant are terminated for Cause, his Option shall lapse and no longer be exercisable as of his Termination Date, as determined by the Administrator. Notwithstanding the foregoing, the Administrator may in its sole discretion (subject to any requirements imposed under Code Section 409A, related regulations or other guidance) accelerate the date for exercising all or any part of an Option which was not otherwise exercisable on the Termination Date, extend the period during which an Option may be exercised, modify the other terms and conditions to exercise, or any combination of the foregoing.

(v) Unless the Administrator determines otherwise, an Option granted to a Participant who was an Independent Contractor at the time of grant (and who does not thereafter become an Employee, in which case he shall be subject to the provisions of Section 7(d)(iii)) may be exercised only to the extent exercisable on the Participant’s Termination Date (unless the termination was for Cause), and must be exercised, if at all, prior to the first to occur of the following, as applicable: (X) the close of the period of three months next succeeding the Termination Date (or such other period stated in the Award Agreement); or (Y) the close of the Option Period. If the services of a Participant are terminated for Cause, his Option shall lapse and no longer be exercisable as of his Termination Date, as determined by the Administrator. Notwithstanding the foregoing, the Administrator may in its sole discretion (subject to any requirements imposed under Code Section 409A, related regulations or other guidance) accelerate the date for exercising all or any part of an Option which was not otherwise exercisable on the Termination Date, extend the period during which an Option may be exercised, modify the other terms and conditions to exercise, or any combination of the foregoing.

(e) Notice of Disposition: If shares of Common Stock acquired upon exercise of an Incentive Option are disposed of within two years following the date of grant or one year following the transfer of such shares to a Participant upon exercise, the Participant shall, promptly following such disposition, notify the Corporation in writing of the date and terms of such disposition and provide such other information regarding the disposition as the Administrator may reasonably require.

(f) Limitation on Incentive Options: In no event shall there first become exercisable by an Employee in any one calendar year Incentive Options granted by the Corporation or any Parent or Subsidiary with respect to shares having an aggregate Fair Market Value (determined at the time an Incentive Option is granted) greater than $1,000,000. To the extent that any Incentive Options are first exercisable by a Participant in excess of such limitation, the excess shall be considered a Nonqualified Option.

(g) Nontransferability: Incentive Options shall not be transferable (including by sale, assignment, pledge or hypothecation) other than by will or the laws of intestate succession or, in the Administrator’s discretion, as may otherwise be permitted in accordance with Treas. Reg. Section 1.421-1(b)(2) or any successor provision thereto. Nonqualified Options shall not be transferable (including by sale, assignment, pledge or hypothecation) other than by will or the laws of intestate succession, except as may be permitted by the Administrator in a manner consistent with the registration provisions of the Securities Act. Except as may be permitted by the preceding sentence, an Option shall be exercisable during the Participant’s lifetime only by him or by his guardian or legal representative. The designation of a beneficiary in accordance with the Plan does not constitute a transfer.

(h) Power to Reprice Incentive Options and Nonqualified Options: The Administrator shall have the power to change the Option Price of any Incentive Option or Nonqualified Option granted under the Plan after the date of grant, provided that the exercise of such power is part of a negotiated transaction or series of transactions with a limited number of Option holders or the exercise of such power complies with the “issuer tender offer” rules within the meaning of Rule 13e-4 under the Exchange Act or otherwise complies with applicable law. For this purpose, “repricing” of Options shall include, but not be limited to, any of the following actions (or any similar action): (1) lowering the Option Price of an existing Option; (2) any action which would be treated as a “repricing” under generally accepted accounting principles; or (3) canceling of an existing Option at a time when its Option Price exceeds the fair market value of the underlying stock subject to such Option, in exchange for another Option, or other equity in the Company.

8.     Stock Appreciation Rights

(a) Grant of SARs: Subject to the limitations of the Plan, the Administrator may in its sole and absolute discretion grant SARs to such eligible individuals, in such numbers, upon such terms and at such times as the Administrator shall determine. SARs may be granted to the holder of an Option (a “Related Option”) with respect to all or a portion of the shares of Common Stock subject to the Related Option (a “Related SAR”) or may be granted separately to an eligible individual (a “Freestanding SAR”). The base price per share of an SAR shall be no less than 100% of the Fair Market Value per share of the Common Stock on the date the SAR is granted.

(b) Related SARs: A Related SAR may be granted either concurrently with the grant of the Related Option or (if the Related Option is a Nonqualified Option) at any time thereafter prior to the complete exercise, termination, expiration or cancellation of such Related Option; provided, however, that Related SARs must be granted in accordance with Code Section 409A, related regulations and other guidance. The base price of a Related SAR shall be equal to the Option Price of the Related Option. Related SARs shall be exercisable only at the time and to the extent that the Related Option is exercisable (and may be subject to such additional limitations on exercisability as the Administrator may provide in the Award Agreement), and in no event after the complete termination or full exercise of the Related Option. Notwithstanding the foregoing, a Related SAR that is related to an Incentive Option may be exercised only to the extent that the Related Option is exercisable and only when the Fair Market Value exceeds the Option Price of the Related Option. Upon the exercise of a Related SAR granted in connection with a Related Option, the Option shall be canceled to the extent of the number of shares as to which the Related SAR is exercised, and upon the exercise of a Related Option, the Related SAR shall be canceled to the extent of the number of shares as to which the Related Option is exercised or surrendered.

(c) Freestanding SARs: An SAR may be granted without relationship to an Option (as defined above, a “Freestanding SAR”) and, in such case, will be exercisable upon such terms and subject to such conditions as may be determined by the Administrator, subject to the terms of the Plan.

(d) Exercise of SARs:

(i) Subject to the terms of the Plan, SARs shall be exercisable in whole or in part upon such terms and conditions as may be established by the Administrator and stated in the applicable Award Agreement. The period during which an SAR may be exercisable shall not exceed 10 years from the date of grant or, in the case of Related SARs, such shorter Option Period as may apply to the Related Option. Any SAR or portion thereof not exercised before expiration of the period established by the Administrator shall terminate.

(ii) SARs may be exercised by giving written notice to the Corporation in form acceptable to the Administrator at such place and subject to such terms and conditions as may be established by the Administrator or its designee. Unless the Administrator determines otherwise, the date of exercise of an SAR shall mean the date on which the Corporation shall have received proper notice from the Participant of the exercise of such SAR.

(iii) Each Participant’s Award Agreement shall set forth the extent to which the Participant shall have the right to exercise an SAR following termination of the Participant’s employment or service with the Corporation. Such provisions shall be determined in the sole discretion of the Administrator, need not be uniform among all SARs issued pursuant to this Section 8, and may reflect distinctions based on the reasons for termination of employment or service. Notwithstanding the foregoing, unless the Administrator determines otherwise, no SAR may be exercised unless the Participant is, at the time of exercise, an eligible Participant, as described in Section 6, and has been a Participant continuously since the date the SAR was granted, subject to the provisions of Sections 7(d)(iii), (iv) and (v).

(e) Payment Upon Exercise: Subject to the limitations of the Plan, upon the exercise of an SAR, a Participant shall be entitled to receive payment from the Corporation in an amount determined by multiplying (i) the difference between the Fair Market Value of a share of Common Stock on the date of exercise of the SAR over the base price of the SAR by (ii) the number of shares of Common Stock with respect to which the SAR is being exercised. Notwithstanding the foregoing, the Administrator in its discretion may limit in any manner the amount payable with respect to an SAR. The consideration payable upon exercise of an SAR shall be paid in cash, whole shares of Common Stock (valued at Fair Market Value on the date of exercise of the SAR) or a combination of cash and whole shares of Common Stock, as determined by the Administrator. No fractional shares shall be issued. Notwithstanding the foregoing, to the extent required to ensure that an SAR is not subject to, or complies with, Code Section 409A, related regulations, and other guidance, (i) an SAR shall be settled solely for shares of Common Stock of the Corporation, which Common Stock is traded on an established securities market, and which SAR does not include any feature for the deferral of compensation other than the deferral of recognition of income until the exercise of the SAR; or (ii) an SAR shall be structured in a manner designed to be exempt from, or to comply with, the requirements of Code Section 409A.

(f) Nontransferability: Unless the Administrator determines otherwise, (i) SARs shall not be transferable (including by sale, assignment, pledge or hypothecation) other than by will or the laws of intestate succession, and (ii) SARs may be exercised during the Participant’s lifetime only by him or by his guardian or legal representative. The designation of a beneficiary in accordance with the Plan does not constitute a transfer.

9.     Restricted Awards

(a) Grant of Restricted Awards: Subject to the limitations of the Plan, the Administrator may in its sole and absolute discretion grant Restricted Awards to such individuals in such numbers, upon such terms and at such times as the Administrator shall determine. Such Restricted Awards may be in the form of Restricted Stock Awards and/or Restricted Stock Units that are subject to certain conditions, which conditions must be met in order for the Restricted Award to vest and be earned (in whole or in part) and no longer subject to forfeiture. Restricted Stock Awards shall be payable in whole shares of Common Stock. Restricted Stock Units shall be payable in cash or whole shares of Common Stock, or partly in cash and partly in whole shares of Common Stock, in accordance with the terms of the Plan and the discretion of the Administrator. No fractional shares shall be issued. The Administrator shall determine the nature, length and starting date of the period, if any, during which a Restricted Award may be earned (the “Restriction Period”), and shall determine the conditions which must be met in order for a Restricted Award to be granted or to vest or be earned (in whole or in part), which conditions may include, but are not limited to, payment of a stipulated purchase price, attainment of performance objectives, continued service or employment for a certain period of time (or a combination of attainment of performance objectives and continued service), Retirement, Displacement, Disability, death or any combination of such conditions. In the case of Restricted Awards based upon performance criteria, or a combination of performance criteria and continued service, the Administrator shall determine the Performance Measures applicable to such Restricted Awards (subject to Section 1(ff)).

(b) Vesting of Restricted Awards: Subject to the terms of the Plan and Code Section 409A, related regulations or other guidance, the Administrator shall have sole authority to determine whether and to what degree Restricted Awards have vested and been earned and are payable and to establish and interpret the terms and conditions of Restricted Awards. The Administrator may (subject to any restrictions imposed under Code Section 409A, related regulations or other guidance) accelerate the date that any Restricted Award granted to a Participant shall be deemed to be vested or earned in whole or in part, without any obligation to accelerate such date with respect to other Restricted Awards granted to any Participant.

(c) Forfeiture of Restricted Awards: Unless the Administrator determines otherwise, if the employment or service of a Participant shall be terminated for any reason and all or any part of a Restricted Award has not vested or been earned pursuant to the terms of the Plan and the individual Award, such Award, to the extent not then vested or earned, shall be forfeited immediately upon such termination and the Participant shall have no further rights with respect to the Award or any shares of Common Stock, cash or other benefits related to the Award.

(d) Shareholder Rights; Share Certificates: The Administrator shall have sole discretion to determine whether a Participant shall have dividend rights, voting rights or other rights as a shareholder with respect to shares subject to a Restricted Stock Award which has not yet vested or been earned. If the Administrator so determines, a certificate or certificates for whole shares of Common Stock subject to a Restricted Stock Award may be issued in the name of the Participant as soon as practicable after the Award has been granted; provided, however, that, notwithstanding the foregoing, the Administrator shall have the right to retain custody of certificates evidencing the shares subject to a Restricted Stock Award and to require the Participant to deliver to the Corporation a stock power, endorsed in blank, with respect to such Award, until such time as the Restricted Stock Award vests (or is forfeited) and is no longer subject to a substantial risk of forfeiture.

(e) Nontransferability: Unless the Administrator determines otherwise, Restricted Awards that have not vested shall not be transferable (including by sale, assignment, pledge or hypothecation) other than by will or the laws of intestate succession, and the recipient of a Restricted Award shall not sell, transfer, assign, pledge or otherwise encumber shares subject to the Award until the Restriction Period has expired and until all conditions to vesting have been met. The designation of a beneficiary in accordance with the Plan does not constitute a transfer.

10.   Performance Awards

(a) Grant of Performance Awards: Subject to the terms of the Plan, the Administrator may in its discretion grant Performance Awards to such eligible individuals upon such terms and conditions and at such times as the Administrator shall determine. Performance Awards may be in the form of Performance Shares and/or Performance Units. An Award of a Performance Share is a grant of a right to receive shares of Common Stock, the cash value thereof, or a combination thereof (in the Administrator’s discretion), which is contingent upon the achievement of performance or other objectives during a specified period and which has a value on the date of grant equal to the Fair Market Value of a share of Common Stock. An Award of a Performance Unit is a grant of a right to receive shares of Common Stock or a designated dollar value amount of Common Stock which is contingent upon the achievement of performance or other objectives during a specified period, and which has an initial value determined in a dollar amount established by the Administrator at the time of grant. Subject to Section 5(b), the Administrator shall have complete discretion in determining the number of Performance Units and/or Performance Shares granted to any Participant. The Administrator shall determine the nature, length and starting date of the period during which a Performance Award may be earned (the “Performance Period”), and shall determine the conditions which must be met in order for a Performance Award to be granted or to vest or be earned (in whole or in part), which conditions may include but are not limited to specified performance objectives, continued service or employment for a certain period of time, or a combination of such conditions. Subject to Section 1(ff), the Administrator shall determine the Performance Measures to be used in valuing Performance Awards.

(b) Earning of Performance Awards: Subject to the terms of the Plan and the requirements of Code Section 409A, related regulations or other guidance, the Administrator shall have sole authority to determine whether and to what degree Performance Awards have been earned and are payable and to interpret the terms and conditions of Performance Awards and the provisions of Section 10. The Administrator, in its sole and absolute discretion, may (subject to any restrictions imposed under Code Section 409A, related regulations or other guidance) accelerate the date that any Performance Award granted to a Participant shall be deemed to be earned in whole or in part, without any obligation to accelerate such date with respect to other Awards granted to any Participant.

(c) Form of Payment: Payment of the amount to which a Participant shall be entitled upon earning a Performance Award shall be made in cash, whole shares of Common Stock, or a combination of cash and whole shares of Common Stock, as determined by the Administrator in its sole discretion. Payment shall be made upon such terms and conditions as may be established by the Administrator.

(d) Forfeiture of Performance Awards: Unless the Administrator determines otherwise, if the employment or service of a Participant shall terminate for any reason and the Participant has not earned all or part of a Performance Award pursuant to the terms of the Plan and individual Award, such Award, to the extent not then earned, shall be forfeited immediately upon such termination and the Participant shall have no further rights with respect to the Performance Award or any shares of Common Stock, cash or other benefits related to the Award.

(e) Nontransferability: Unless the Administrator determines otherwise, Performance Awards that have not been earned shall not be transferable (including by sale, assignment, pledge or hypothecation) other than by will or the laws of intestate succession, and the recipient of a Performance Award shall not sell, transfer, assign, pledge or otherwise encumber any shares subject to the Award until the Performance Period has expired and until the conditions to earning the Award have been met. The designation of a beneficiary in accordance with the Plan does not constitute a transfer.

11.   Phantom Stock Awards

(a) Grant of Phantom Stock Awards: Subject to the terms of the Plan, the Administrator may in its discretion grant Phantom Stock Awards to such eligible individuals, in such numbers, upon such terms and at such times as the Administrator shall determine. A Phantom Stock Award is an Award to a Participant of a number of hypothetical share units with respect to shares of Common Stock, with a value based on the Fair Market Value of a share of Common Stock.

(b) Vesting of Phantom Stock Awards: Subject to the terms of the Plan and the requirements of Code Section 409A, related regulations or other guidance, the Administrator shall have sole authority to determine whether and to what degree Phantom Stock Awards have vested and are payable and to interpret the terms and conditions of Phantom Stock Awards. The Administrator, in its sole discretion, may (subject to any restrictions imposed under Code Section 409A, related regulations or other guidance) accelerate the date that any Phantom Stock Award granted to a Participant shall be deemed to be vested and payable in whole or in part, without any obligation to accelerate such date with respect to other Awards granted to any Participant.

(c) Forfeiture of Phantom Stock Awards: Unless the Administrator determines otherwise, if the employment or service of a Participant shall be terminated for any reason and all or any part of a Phantom Stock Award has not vested and become payable pursuant to the terms of the Plan and the individual Award, such Award, to the extent not then vested or earned, shall be forfeited immediately upon such termination and the Participant shall have no further rights with respect to the Phantom Stock Award or any shares of Common Stock, cash or other benefits related to the Award.

(d) Payment of Phantom Stock Awards: Upon vesting of all or a part of a Phantom Stock Award and satisfaction of such other terms and conditions as may be established by the Administrator, the Participant shall be entitled to a payment of an amount equal to the Fair Market Value of one share of Common Stock with respect to each such Phantom Stock unit which has vested. Payment may be made, in the discretion of the Administrator, in cash or in whole shares of Common Stock valued at their Fair Market Value on the applicable vesting date or dates (or other date or dates determined by the Administrator), or in a combination thereof. The Administrator may, however, establish a limitation on the amount payable in respect of each share of Phantom Stock. Payment shall be made upon such terms and conditions as may be established by the Administrator.

(e) Nontransferability: Unless the Administrator determines otherwise, (i) Phantom Stock Awards that have not vested shall not be transferable (including by sale, assignment, pledge or hypothecation) other than by will or the laws of intestate succession, (ii) Phantom Stock Awards may be exercised during the Participant’s lifetime only by him or by his guardian or legal representative, and (iii) shares of Common Stock (if any) subject to a Phantom Stock Award may not be sold, transferred, assigned, pledged or otherwise encumbered until the Phantom Stock Award has vested and all other conditions established by the Administrator have been met. The designation of a beneficiary in accordance with the Plan does not constitute a transfer.

12.   Dividends and Dividend Equivalents

The Administrator may, in its sole discretion, provide that Awards granted under the Plan earn dividends or dividend equivalents. Such dividends or dividend equivalents may be paid currently or may be credited to a Participant’s account. Any crediting of dividends or dividend equivalents may be subject to such restrictions and conditions as the Administrator may establish, including reinvestment in additional shares of Common Stock or share equivalents.

13.   No Right or Obligation of Continued Employment or Service

Neither the Plan, the grant of an Award nor any other action related to the Plan shall confer upon the Participant any right to continue in the service of the Corporation or an Affiliate as an Employee, Director or Independent Contractor or to interfere in any way with the right of the Corporation or an Affiliate to terminate the Participant’s employment or service at any time. Except as otherwise provided in the Plan, an Award Agreement or as may be determined by the Administrator, all rights of a Participant with respect to an Award shall terminate upon the termination of the Participant’s employment or service.

14.   Amendment and Termination of the Plan and Awards

(a) Amendment and Termination: The Plan may be amended, altered and/or terminated at any time by the Board; provided, however, (i) that approval of an amendment to the Plan by the shareholders of the Corporation shall be required to the extent, if any, that shareholder approval of such amendment is required by Applicable Laws; and (ii) except for adjustments made pursuant to Section 5(d), the base price of any outstanding SAR granted under the Plan may not be decreased after the date of grant, nor may any outstanding SAR granted under the Plan be surrendered to the Corporation as consideration for the grant of a new SAR with a lower base price than the original SAR, without shareholder approval of any such action. Any Award may be amended, altered and/or terminated at any time by the Administrator; provided, however, that any such amendment, alteration or termination of an Award shall not, without the consent of the recipient of an outstanding Award, materially adversely affect the rights of the recipient with respect to the Award. No action to amend or terminate the Plan or an Award shall permit the acceleration of the time or schedule of any payment of amounts deemed to involve the deferral of compensation under Code Section 409A, except as may be otherwise permitted under Section 409A, related regulations or other guidance.

(b) Unilateral Authority of Administrator to Modify Plan and Awards: Notwithstanding Section 14(a) herein, the following provisions shall apply:

(i) The Administrator shall have unilateral authority to amend the Plan and any Award (without Participant consent and without shareholder approval, unless such shareholder approval is required by Applicable Laws) to the extent necessary to comply with Applicable Laws or changes to Applicable Laws (including but not limited to Code Section 409A and Code Section 422 or related regulations or other guidance and federal securities laws).

(ii) The Administrator shall have unilateral authority to make adjustments to the terms and conditions of Awards in recognition of unusual or nonrecurring events affecting the Corporation or any Affiliate, or the financial statements of the Corporation or any Affiliate, or of changes in accounting principles, if the Administrator determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or necessary or appropriate to comply with applicable accounting principles.

(c) Cash Settlement: Notwithstanding any provision of the Plan, an Award or an Award Agreement to the contrary, the Administrator may (subject to any requirements imposed under Code Section 409A, related regulations or other guidance) cause any Award (or portion thereof) granted under the Plan to be canceled in consideration of an alternative award or cash payment of an equivalent cash value, as determined by the Administrator in its sole discretion, made to the holder of such canceled Award.

15.   Restrictions on Awards and Shares

(a) General: As a condition to the issuance and delivery of Common Stock hereunder, or the grant of any benefit pursuant to the Plan, the Corporation may require a Participant or other person to become a party to an Award Agreement, the Shareholders Agreement, other agreement(s) restricting the transfer, purchase or repurchase of shares of Common Stock of the Corporation, voting agreement or such other agreements and any other employment agreements, consulting agreements, non-competition agreements, confidentiality agreements, non-solicitation agreements or other similar agreements imposing such restrictions as may be required by the Corporation. In addition, without in any way limiting the effect of the foregoing, each Participant or other holder of shares issued under the Plan shall be permitted to transfer such shares only if such transfer is in accordance with the terms of Section 15 herein, the Award Agreement, the Shareholders Agreement and/or any other applicable agreements. The acquisition of shares of Common Stock under the Plan by a Participant or any other holder of shares shall be subject to, and conditioned upon, the agreement of the Participant or other holder of such shares to the restrictions described in this Section 15, the Award Agreement, the Shareholders Agreement and/or any other applicable agreements.

(b) Compliance with Applicable Laws: The Corporation may impose such restrictions on Awards, shares and any other benefits underlying Awards hereunder as it may deem advisable, including without limitation restrictions under the federal securities laws, the requirements of any stock exchange or similar organization and any blue sky, state or foreign securities laws applicable to such securities. Notwithstanding any other Plan provision to the contrary, the Corporation shall not be obligated to issue, deliver or transfer shares of Common Stock under the Plan, make any other distribution of benefits under the Plan, or take any other action, unless such delivery, distribution or action is in compliance with Applicable Laws (including but not limited to the requirements of the Securities Act). The Corporation may cause a restrictive legend to be placed on any certificate issued pursuant to an Award hereunder in such form as may be prescribed from time to time by Applicable Laws or as may be advised by legal counsel.

16.   Change in Control

(a) Notwithstanding any other provision of the Plan to the contrary, and except as may be otherwise provided in an Award Agreement, employment agreement or other agreement between a Participant and the Corporation or required under Code Section 409A, related regulations or other guidance, in the event of a Change in Control:

(i) All Options and SARs outstanding as of the date of such Change in Control shall become fully exercisable, whether or not then otherwise exercisable.

(ii) Any restrictions, including but not limited to the Restriction Period, Performance Period, performance criteria and/or vesting conditions applicable to any Restricted Award, Performance Award and/or Phantom Stock Award, shall be deemed to have been met, and such Awards shall become fully vested, earned and payable to the fullest extent of the original grant of the applicable Award.

(b) Notwithstanding the foregoing, in the event of a merger, share exchange, reorganization, sale of all or substantially all of the assets of the Corporation or other similar transaction or event affecting the Corporation or its shareholders or an Affiliate, the Administrator may, in its sole and absolute discretion, determine that any or all Awards granted pursuant to the Plan shall not vest or become exercisable on an accelerated basis, if the Corporation or the surviving or acquiring corporation, as the case may be, shall have taken such action, including but not limited to the assumption of Awards granted under the Plan or the grant of substitute awards (in either case, with substantially similar terms or equivalent economic benefits as Awards granted under the Plan), as the Administrator determines to be equitable or appropriate to protect the rights and interests of Participants under the Plan. For the purposes herein, if the Committee is acting as the Administrator authorized to make the determinations provided for in this Section 16(b), the Committee shall be appointed by the Board of Directors, two-thirds of the members of which shall have been Directors of the Corporation prior to the merger, share exchange, reorganization or other business combination affecting the Corporation or an Affiliate.

17.   Compliance with Code Section 409A

(a) General: Notwithstanding any other provision in the Plan or an Award to the contrary, if and to the extent that Section 409A of the Code is deemed to apply to the Plan or any Award granted under the Plan, it is the general intention of the Corporation that the Plan and all such Awards shall comply with Code Section 409A, related regulations or other guidance, and the Plan and any such Award shall, to the extent practicable, be construed in accordance therewith. Deferrals of shares issuable pursuant to an Option, a Restricted Award or any other Award otherwise exempt from Code Section 409A in a manner that would cause Code Section 409A to apply shall not be permitted unless such deferrals are otherwise in compliance with Section 409A. Without in any way limiting the effect of the foregoing, in the event that Code Section 409A, related regulations or other guidance require that any special terms, provisions or conditions be included in the Plan or any Award, then such terms, provisions and conditions shall, to the extent practicable, be deemed to be made a part of the Plan or Award, as applicable. Further, in the event that the Plan or any Award shall be deemed not to comply with Code Section 409A or any related regulations or other guidance, then neither the Corporation, the Administrator nor its or their designees or agents shall be liable to any Participant or other person for actions, decisions or determinations made in good faith.

(b) Specific Terms Applicable to Awards Subject to Code Section 409A: Without limiting the effect of Section 17(a), above, and notwithstanding any other provision in the Plan to the contrary, the following provisions shall, to the extent required under Code Section 409A, related regulations or other guidance, apply with respect to Awards deemed to involve the deferral of compensation under Code Section 409A:

(i) Distributions: Distributions may be made with respect to Awards subject to Code Section 409A not earlier than upon the occurrence of one or more of the following events: (A) separation from service; (B) disability; (C) death; (D) a specified time or pursuant to a fixed schedule; (E) a change in the ownership or effective control of the Corporation, or in the ownership of a substantial portion of the assets of the Corporation; or (F) the occurrence of an unforeseeable emergency. Each of the preceding distribution events shall be defined and interpreted in accordance with Code Section 409A and related regulations or other guidance.

(ii) Specified Employees: With respect to Participants who are “specified employees” (as defined in Code Section 409A, related regulations or other guidance), a distribution due to separation from service may not be made before the date that is six months after the date of separation from service (or, if earlier, the date of death of the Participant), except as may be otherwise permitted pursuant to Code Section 409A, related regulations or other guidance. To the extent that a Participant is subject to this section and a distribution is to be paid in installments, through an annuity, or in some other manner where payment will be periodic, the Participant shall be paid, during the seventh month following separation from service, the aggregate amount of payments he would have received but for the application of this section; all remaining payments shall be made in their ordinary course. The previous sentence shall be applicable only if and to the extent that it complies with Code Section 409A, related regulations and other applicable guidance.

(iii) No Acceleration: Unless permissible under Code Section 409A, related regulations or other guidance, acceleration of the time or schedule of any payment under the Plan is prohibited, except that, to the extent permitted by the Administrator and to the extent such exceptions do not violate Code Section 409A, the following accelerations may be permitted in an Award:

(A) As necessary to fulfill a domestic relations order (as defined in Code Section 414(p)(1)(B));

(B) As necessary to comply with a certificate of divestiture (as defined in Code Section 1043(b)(2)); and

(C) To pay the Federal Insurance Contributions Act tax imposed under Code Sections 3101 and 3121(v)(2) on amounts deferred under the Plan (the “FICA Amount”), including the income tax at source on wages imposed under Code Section 3401 on the FICA Amount, and to pay the additional income tax at source on wages attributable to additional Code Section 3401 wages and taxes.

(iv) Short-Term Deferrals: Except to the extent otherwise required or permitted under Code Section 409A, related regulations or other guidance, the Administrator shall (unless an individual Award Agreement provides otherwise) provide that distributions pursuant to Awards must be made no later than the later of (A) the date that is 2-1/2 months from the end of the Participant’s first taxable year in which the Award is no longer subject to a substantial risk of forfeiture; or (B) the date that is 2-1/2 months from the end of the Corporation’s first taxable year in which the Award is no longer subject to a substantial risk of forfeiture. In no event will accelerations under this subsection be allowed for any amounts in excess of the FICA Amount and the income tax at source on wages attributable thereto.

(v) Deferral Elections:

(A) In the sole discretion of the Administrator, a Participant may be permitted to make an election as to the time and form of any distribution from an Award, provided that, except as specified in (B) and (C) below, such election is made not later than the close of the taxable year preceding the taxable year in which the services for which the Award is granted are to be performed, or at such other time or times as may be permitted under Code Section 409A, related regulations or other guidance.

(B) In the case of the first year in which the Participant becomes eligible to participate in the Plan, the election described in (A) may be made within 30 days after the date the Participant becomes eligible to participate in the Plan with respect to services to be performed subsequent to the election.

(C) In the case of any performance-based compensation (as that term is defined in Code Section 409A, related regulations or other guidance), where such compensation is based on services performed over a period of at least 12 months, the election described in (A) may be made no later than six months before the end of the performance period.

(vi) Subsequent Elections: To the extent that the Administrator, in its sole discretion, permits a subsequent election to delay a payment or change the form of payment that has been specified under (A), (B) or (C) above, the following provisions shall apply:

(A) Such election may not take effect until 12 months after the date on which the election is made;

(B) Where the payment is to be made for reasons other than death, disability or unforeseeable emergency, as those terms are defined in Section 17(b)(i), above, the first payment with respect to which such election is made must be deferred for a period of not less than five years from the date such payment would otherwise have been made; and

(C) Any election related to a payment based upon a specified time or pursuant to a fixed schedule, as such terms are defined in Section 17(b)(i), above, may not be made less than 12 months prior to the date of the first scheduled payment hereunder.

18.   General Provisions

(a) Shareholder Rights: Except as otherwise determined by the Administrator (and subject to the provisions of Section 9(d) regarding Restricted Stock Awards), a Participant and his legal representative, legatees or distributees shall not be deemed to be the holder of any shares subject to an Award and shall not have any rights of a shareholder unless and until certificates for such shares have been issued and delivered to him or them under the Plan. A certificate or certificates for shares of Common Stock acquired upon exercise of an Option or SAR shall be promptly issued in the name of the Participant (or his beneficiary) and distributed to the Participant (or his beneficiary) as soon as practicable following receipt of notice of exercise and, with respect to Options, payment of the Option Price (except as may otherwise be determined by the Corporation in the event of payment of the Option Price pursuant to Section 7(d)(ii)(C)). Except as otherwise provided in Section 9(d) regarding Restricted Stock Awards, a certificate for any shares of Common Stock issuable pursuant to a Restricted Award, Performance Award or Phantom Stock Award shall be promptly issued in the name of the Participant (or his beneficiary) and distributed to the Participant (or his beneficiary) after the Award (or portion thereof) has vested or been earned and any other conditions to distribution have been met. In no event will the issuance of certificates pursuant to the exercise of Options, settlement of SARs in shares of Common Stock, vesting of Restricted Awards or vesting of other Awards otherwise exempt from Code Section 409A be delayed in a manner that would cause the Award to be construed to involve the deferral of compensation under Code Section 409A unless such deferral is in compliance with Code Section 409A, related regulations or other guidance.

(b) Withholding: The Corporation shall withhold all required local, state, federal, foreign and other taxes and any other amount required to be withheld by any governmental authority or law from any amount payable in cash with respect to an Award. Prior to the delivery or transfer of any certificate for shares or any other benefit conferred under the Plan, the Corporation shall require any recipient of an Award to pay to the Corporation in cash the amount of any tax or other amount required by any governmental authority to be withheld and paid over by the Corporation to such authority for the account of such recipient. Notwithstanding the foregoing, the Administrator may establish procedures to permit a recipient to satisfy such obligation in whole or in part, and any local, state, federal, foreign or other income tax obligations relating to such an Award, by electing (the “election”) to have the Corporation withhold shares of Common Stock from the shares to which the recipient is entitled. The number of shares to be withheld shall have a Fair Market Value as of the date that the amount of tax to be withheld is determined as nearly equal as possible to (but not exceeding) the amount of such obligations being satisfied. Each election must be made in writing to the Administrator in accordance with election procedures established by the Administrator.

(c) Section 16(b) Compliance: If and to the extent that any Participants in the Plan are subject to Section 16(b) of the Exchange Act, it is the general intention of the Corporation that transactions under the Plan by such persons shall comply with Rule 16b-3 under the Exchange Act and that the Plan shall be construed in favor of such Plan transactions meeting the requirements of Rule 16b-3 or any successor rules thereto. Notwithstanding anything in the Plan to the contrary, the Administrator, in its sole and absolute discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to Participants who are officers or directors subject to Section 16 of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other Participants.

(d) Code Section 162(m) Performance-Based Compensation. If and to the extent to which Section 162(m) of the Code is applicable, the Corporation intends that compensation paid under the Plan to Covered Employees will, to the extent practicable, constitute “qualified performance-based compensation” within the meaning of Section 162(m) and related regulations, unless otherwise determined by the Administrator. Accordingly, Awards granted to Covered Employees which are intended to qualify for the performance-based exception under Code Section 162(m) and related regulations shall be deemed to include any such additional terms, conditions, limitations and provisions as are necessary to comply with the performance-based compensation exemption of Section 162(m), unless the Administrator, in its discretion, determines otherwise.

(e) Unfunded Plan; No Effect on Other Plans:

(i) The Plan shall be unfunded, and the Corporation shall not be required to create a trust or segregate any assets that may at any time be represented by Awards under the Plan. The Plan shall not establish any fiduciary relationship between the Corporation and any Participant or other person. Neither a Participant nor any other person shall, by reason of the Plan, acquire any right in or title to any assets, funds or property of the Corporation or any Affiliate, including, without limitation, any specific funds, assets or other property which the Corporation or any Affiliate, in their discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to the Common Stock or other amounts, if any, payable under the Plan, unsecured by any assets of the Corporation or any Affiliate. Nothing contained in the Plan shall constitute a guarantee that the assets of such entities shall be sufficient to pay any benefits to any person.

(ii) The amount of any compensation deemed to be received by a Participant pursuant to an Award shall not constitute compensation with respect to which any other employee benefits of such Participant are determined, including, without limitation, benefits under any bonus, pension, profit sharing, life insurance or salary continuation plan, except as otherwise specifically provided by the terms of such plan or as may be determined by the Administrator.

(iii) The adoption of the Plan shall not affect any other stock incentive or other compensation plans in effect for the Corporation or any Affiliate, nor shall the Plan preclude the Corporation from establishing any other forms of stock incentive or other compensation for employees or service providers of the Corporation or any Affiliate.

(f) Applicable Law: The Plan shall be governed by and construed in accordance with the laws of the State of North Carolina, without regard to the conflict of laws provisions of any state, and in accordance with applicable federal laws of the United States.

(g) Beneficiary Designation: The Administrator may permit a Participant to designate in writing a person or persons as beneficiary, which beneficiary shall be entitled to receive settlement of Awards (if any) to which the Participant is otherwise entitled in the event of death. In the absence of such designation by a Participant, and in the event of the Participant’s death, the estate of the Participant shall be treated as beneficiary for purposes of the Plan, unless the Administrator determines otherwise. The Administrator shall have sole discretion to approve and interpret the form or forms of such beneficiary designation. A beneficiary, legal guardian, legal representative or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent that the Plan and/or Award Agreement provide otherwise, and to any additional restrictions deemed necessary or appropriate by the Administrator.

(h) Gender and Number: Except where otherwise indicated by the context, words in any gender shall include any other gender, words in the singular shall include the plural and words in the plural shall include the singular.

(i) Severability: If any provision of the Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

(j) Rules of Construction: Headings are given to the sections of this Plan solely as a convenience to facilitate reference. The reference to any statute, regulation or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

(k) Successors and Assigns: The Plan shall be binding upon the Corporation, its successors and assigns, and Participants, their executors, administrators and permitted transferees and beneficiaries.

(l) Right of Offset: Notwithstanding any other provision of the Plan or an Award Agreement, the Corporation may reduce the amount of any payment or benefit otherwise payable to or on behalf of a Participant by the amount of any obligation of the Participant to or on behalf of the Corporation that is or becomes due and payable.

(m) Effect of Changes in Status: Unless the Administrator determines otherwise, an Award shall not be affected by any change in the terms, conditions or status of the Participant’s employment or service, provided that the Participant continues to be an employee of, or in service to, the Corporation or an Affiliate.

(n) Shareholder Approval: The Plan is subject to approval by the shareholders of the Corporation, which approval must occur, if at all, within 12 months of the Effective Date of the Plan. Awards granted prior to such shareholder approval shall be conditioned upon and shall be effective only upon approval of the Plan by such shareholders on or before such date.

(o) No Fractional Shares: Unless the Administrator determines otherwise, no fractional shares of Common Stock shall be issuable upon exercise, vesting, earning or settlement of an Award. If the Administrator so determines (in its sole discretion), a Participant may receive cash in lieu of fractional shares of Common Stock which would otherwise be distributable.

IN WITNESS WHEREOF, this PokerTek, Inc. 2005 Stock Incentive Plan, as amended and restated as of July 17, 2009, is, by the authority of the Board of Directors of the Corporation, executed in behalf of the Corporation, effective as of the 3rd day of September, 2009.

POKERTEK, INC.

/s/ Mark D. Roberson
Mark D. Roberson, Acting Chief Executive Officer

ATTEST:

/s/ James Crawford
James Crawford, Secretary

[Corporate Seal]

APPENDIX C

POKERTEK, INC.

2007 STOCK INCENTIVE PLAN

(AS AMENDED AND RESTATED THROUGH SEPTEMBER 3, 2009)

POKERTEK, INC.

2007 STOCK INCENTIVE PLAN

(AS AMENDED AND RESTATED THROUGH SEPTEMBER 3, 2009)

1. Definitions

In addition to other terms defined herein, the following terms shall have the meanings given below:

(a) Administrator means the Board, and, upon its delegation of all or part of its authority to administer the Plan to the Committee, the Committee.

(b) Affiliate means any Parent or Subsidiary of the Corporation, and also includes any other business entity which is controlled by, under common control with or controls the Corporation; provided, however, that the term "Affiliate" shall be construed in a manner in accordance with the registration provisions of applicable federal securities laws and as permitted under Code Section 409A.

(c) Applicable Law or Applicable Laws means any applicable laws, rules or regulations (or similar guidance), including but not limited to the Securities Act, the Exchange Act and the Code.

(d) Award means, individually or collectively, a grant under the Plan of an Option (including an Incentive Option or Nonqualified Option); a Stock Appreciation Right (including a Related SAR or a Freestanding SAR); a Restricted Award (including a Restricted Stock Award or a Restricted Unit Award); a Performance Award (including a Performance Share Award or a Performance Unit Award); a Phantom Stock Award; a Dividend Equivalent Award; or any other award granted under the Plan.

(e) Award Agreement means an agreement (which may be in written or electronic form, in the Administrator's discretion, and which includes any amendment or supplement thereto) between the Corporation and a Participant specifying the terms, conditions and restrictions of an Award granted to the Participant. An Award Agreement may also state such other terms, conditions and restrictions, including but not limited to terms, conditions and restrictions applicable to shares or any other benefit underlying an Award, as may be established by the Administrator.

(f) Board or Board of Directors means the Board of Directors of the Corporation.

(g) Cause means, unless the Administrator determines otherwise, a Participant's termination of employment or service resulting from the Participant's (i) termination for "cause" as defined under the Participant's employment, consulting or other agreement with the Corporation or an Affiliate, if any, or (ii) if the Participant has not entered into any such employment, consulting or other agreement (or if any such agreement does not address the effect of a "cause" termination), then the Participant's termination shall be for "Cause" if termination results due to the Participant's (A) dishonesty; (B) refusal to perform his duties for the Corporation or continued failure to perform his duties to the Corporation in a manner acceptable to the Corporation, as determined by the Administrator or its designee; (C) engaging in fraudulent conduct; or (D) engaging in any conduct that could be materially damaging to the Corporation without a reasonable good faith belief that such conduct was in the best interest of the Corporation. The determination of "Cause" shall be made by the Administrator and its determination shall be final and conclusive. Without in any way limiting the effect of the foregoing, for purposes of the Plan and an Award, a Participant’s employment or service shall be deemed to have terminated for Cause if, after the Participant’s employment or service has terminated, facts and circumstances indicate that, in the Administrator’s opinion, the Participant’s termination was for Cause.

(h) Change in Control:

(i) General: Except as may be otherwise provided in an individual Award Agreement or as may be otherwise required in order to comply with Code Section 409A, a Change in Control shall be deemed to have occurred on the earliest of the following dates:

(A) The date any entity or person shall have become the beneficial owner of, or shall have obtained voting control over, fifty percent (50%) or more of the outstanding Common Stock of the Corporation;

(B) The date the shareholders of the Corporation approve a definitive agreement (X) to merge, consolidate or reorganize the Corporation with or into another corporation or other business entity (each, a "corporation"), in which the Corporation is not the continuing or surviving corporation or pursuant to which any shares of Common Stock of the Corporation would be converted into cash, securities or other property of another corporation, in each case other than a merger, consolidation or reorganization of the Corporation in which the holders of Common Stock immediately prior to the merger, consolidation or reorganization continue to own immediately after the merger, consolidation or reorganization at least fifty percent (50%) of Common Stock, or, if the Corporation is not the surviving corporation, the common stock (or other voting securities) of the surviving corporation; provided, however, that if consummation of such merger, consolidation or reorganization is subject to the approval of federal, state or other regulatory or other authorities, then, unless the Administrator determines otherwise, a "Change in Control" shall not be deemed to occur until the later of the date of shareholder approval of such merger, consolidation or reorganization or the date of final regulatory or other approvals of such merger, consolidation or reorganization; or (Y) to sell or otherwise dispose of all or substantially all the assets of the Corporation or (Z) a plan of complete liquidation or winding up of the Corporation; or

(C) The date there shall have been a change in a majority of the Board of Directors of the Corporation within a 12-month period unless the nomination for election by the Corporation's shareholders of each new Director was approved by the vote of two-thirds of the members of the Board (or a committee of the Board, if nominations are approved by a Board committee rather than the Board) then still in office who were in office at the beginning of the 12-month period.

(D) Notwithstanding the foregoing, a Change in Control shall not be deemed to have occurred in the event the Corporation forms a holding company as a result of which the holders of the Corporation’s voting securities immediately prior to the transaction hold, in approximately the same relative proportions as they hold prior to the transaction, substantially all of the voting securities of a holding company owning all of the Corporation’s voting securities after the completion of the transaction.

(For the purposes herein, the term "person" shall mean any individual, corporation, partnership, group, association or other person, as such term is defined in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act, other than the Corporation, a subsidiary of the Corporation or any employee benefit plan(s) sponsored or maintained by the Corporation or any subsidiary thereof, and the term "beneficial owner" shall have the meaning given the term in Rule 13d-3 under the Exchange Act.)

(E) The Administrator shall have full and final authority, in its discretion, to determine whether a Change in Control of the Corporation has occurred pursuant to the above definition, the date of the occurrence of such Change in Control and any incidental matters relating thereto.

(ii) Definition Applicable to Awards subject to Code Section 409A: Notwithstanding the preceding provisions of Section 1(h)(i), in the event that any Awards granted under the Plan are deemed to be deferred compensation subject to the provisions of Code Section 409A, then distributions related to such Awards may be permitted, in the Administrator's discretion, upon the occurrence of one or more of the following events (as they are defined and interpreted under Code Section 409A: (A) a change in the ownership of the Corporation, (B) a change in effective control of the Corporation, or (C) a change in the ownership of a substantial portion of the assets of the Corporation.

(i) Code means the Internal Revenue Code of 1986, as amended. Any reference herein to a specific Code section shall be deemed to include all related regulations or other guidance with respect to such Code section.

(j) Committee means the Compensation Committee of the Board which may be appointed to administer the Plan.

(k) Common Stock means the common stock of PokerTek, Inc., together with any successor securities thereto.

(l) Corporation means PokerTek, Inc., a North Carolina corporation, together with any successor thereto.

(m) Covered Employee shall have the meaning given the term in Code Section 162(m).

(n) Director means a member of the Board or of the board of directors of an Affiliate.

(o) Disability shall, except as may be otherwise determined by the Administrator or required or permitted under Code Section 409A, have the meaning given in any employment agreement, consulting agreement or other similar agreement, if any, to which a Participant is a party, or, if there is no such agreement (or if any such agreement does not address the effect of termination due to disability), "Disability" shall mean the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death, or which has lasted or can be expected to last for a continuous period of not less than 12 months. The Administrator shall have discretion to determine if a termination due to Disability has occurred.

(p) Displacement shall, as applied to any Participant, be as defined in any employment agreement, consulting agreement or other similar agreement, if any, to which the Participant is a party, or, if there is no such agreement (or if any such agreement does not address the effect of a termination due to displacement), "Displacement" shall mean the termination of the Participant's employment or service due to the elimination of the Participant's job or position without fault on the part of the Participant (as determined by the Administrator).

(q) Dividend Equivalent Award means a right granted to a Participant pursuant to Section 12 to receive the equivalent value (in cash or shares of Common Stock) of dividends paid on Common Stock.

(r) Effective Date means the effective date of the Plan, as provided in Section 4.

(s) Employee means any person who is an employee of the Corporation or any Affiliate (including entities which become Affiliates after the Effective Date of the Plan). For this purpose, an individual shall be considered to be an Employee only if there exists between the individual and the Corporation or an Affiliate the legal and bona fide relationship of employer and employee (subject to any requirements imposed under Code Section 409A); provided, however, that, with respect to Incentive Options, "Employee" means any person who is considered an employee of the Corporation or any Parent or Subsidiary for purposes of Treas. Reg. Section 1.421-1(h) (or any successor provision related thereto).

(t) Exchange Act means the Securities Exchange Act of 1934, as amended.

(u) Fair Market Value per share of the Common Stock shall be established in good faith by the Administrator and, unless otherwise determined by the Administrator, the Fair Market Value shall be determined in accordance with the following provisions: (A) if the shares of Common Stock are listed for trading on the New York Stock Exchange, the American Stock Exchange or the Nasdaq Stock Market, the Fair Market Value shall be the closing sales price per share of the shares on the New York Stock Exchange, the American Stock Exchange or the Nasdaq Stock Market (as applicable) on the date an Option is granted or other determination is made (such date of determination being referred to herein as a " valuation date "), or, if there is no transaction on such date, then on the trading date nearest preceding the valuation date for which closing price information is available, and, provided further, if the shares are not listed for trading on the New York Stock Exchange, the American Stock Exchange or the Nasdaq Stock Market, the Fair Market Value shall be the average between the highest bid and lowest asked prices for such stock on the date of grant or other valuation date as reported on the Nasdaq OTC Bulletin Board Service or by the National Quotation Bureau, Incorporated or a comparable service; or (B) if the shares of Common Stock are not listed or reported in any of the foregoing, then the Fair Market Value shall be determined by the Administrator based on such valuation measures or other factors as it deems appropriate. Notwithstanding the foregoing, (i) with respect to the grant of Incentive Options, the Fair Market Value shall be determined by the Administrator in accordance with the applicable provisions of Section 20.2031-2 of the Federal Estate Tax Regulations, or in any other manner consistent with the Code Section 422; and (ii) Fair Market Value shall be determined in accordance with Section 409A to the extent required.

(v) Freestanding SAR means an SAR that is granted without relation to an Option, as provided in Section 8.

(w) Incentive Option means an Option that is designated by the Administrator as an Incentive Option pursuant to Section 7 and intended to meet the requirements of incentive stock options under Code Section 422.

(x) Independent Contractor means an independent contractor, consultant or advisor providing services to the Corporation or an Affiliate.

(y) Nonqualified Option means an Option granted under Section 7 that is not intended to qualify as an incentive stock option under Code Section 422.

(z) Option means a stock option granted under Section 7 that entitles the holder to purchase from the Corporation a stated number of shares of Common Stock at the price set forth in an Award Agreement.

(aa) Option Period means the term of an Option, as provided in Section 7(d)(i).

(bb) Option Price means the price at which an Option may be exercised, as provided in Section 7(b).

(cc) Parent means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

(dd) Participant means an individual employed by, or providing services to, the Corporation or an Affiliate who satisfies the requirements of Section 6 and is selected by the Administrator to receive an Award under the Plan.

(ee) Performance Award means a Performance Share Award and/or a Performance Unit Award, as provided in Section 10.

(ff) Performance Measures mean one or more performance factors which may be established by the Administrator with respect to an Award. Performance factors may be based on such corporate, business unit or division and/or individual performance factors and criteria as the Administrator in its discretion may deem appropriate; provided, however, that, for any Awards intended to meet the requirements of Code Section 162(m), then such performance factors shall be limited to one or more of the following (as determined by the Administrator in its discretion): (i) earnings per share; (ii) net income (before or after taxes); (iii) return measures (including, but not limited to, return on assets, equity or sales); (iv) cash flow; (v) earnings before or after taxes, depreciation and/or amortization; (vi) gross revenues; (vii) operating income (before or after taxes); (viii) total shareholder returns; (ix) achievement of division, group, function and/or corporate performance, financial, strategic or operational goals; (x) cash generation, profit and/or revenue targets, (xi) growth measures, including revenue growth, as compared with a peer group or other benchmark(s); (xii) share price (including, but not limited to, growth measures and total shareholder return); and/or (xiii) pre-tax profits. If and to the extent that Code Section 162(m) is applicable, the Administrator shall, within the time and in the manner prescribed by Code Section 162(m), define in an objective fashion the manner of calculating the Performance Measures it selects to use for Participants during any specific performance period and determine whether such Performance Measures have been met. Such performance factors may be adjusted or modified due to extraordinary items, transactions, events or developments, or in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Corporation or the financial statements of the Corporation, or in response to, or in anticipation of, changes in Applicable Laws, accounting principles or business conditions, in each case as determined by the Administrator. In addition, for any Awards not intended to meet the requirements of Code Section 162(m), the Administrator may establish goals based on such other performance criteria as it deems appropriate (and such additional criteria shall be considered “Performance Measures” for the purposes of the Plan).

(gg) Performance Share means an Award granted under Section 10, in an amount determined by the Administrator and specified in an Award Agreement, stated with reference to a specified number of shares of Common Stock, that entitles the holder to receive shares of Common Stock, a cash payment or a combination of Common Stock and cash (as determined by the Administrator), subject to the terms of the Plan and the terms and conditions established by the Administrator.

(hh) Performance Unit means an Award granted under Section 10, in an amount determined by the Administrator and specified in an Award Agreement, that entitles the holder to receive Shares of Common Stock, a cash payment or a combination of Common Stock and cash (as determined by the Administrator), subject to the terms of the Plan and the terms and conditions established by the Administrator.

(ii) Phantom Stock Award means an Award granted under Section 11, entitling a Participant to a payment in cash, shares of Common Stock or a combination of cash and Common Stock (as determined by the Administrator), following the completion of the applicable vesting period and compliance with the terms of the Plan, an Award Agreement and any other terms and conditions established by the Administrator. The unit value of a Phantom Stock Award shall be based on the Fair Market Value of a share of Common Stock.

(jj) Plan means the PokerTek, Inc. 2007 Stock Incentive Plan, as amended and restated as of July __, 2009, and as it may be hereafter amended and/or restated.

(kk) Prior Plan or Prior Plans means the PokerTek, Inc. 2004 Stock Incentive Plan and the PokerTek, Inc. 2005 Stock Incentive Plan, as such plans may be amended and/or restated, and any other stock incentive plan maintained by the Corporation prior to the Effective Date of the Plan.

(ll) Related SAR means an SAR granted under Section 8 that is granted in relation to a particular Option and that can be exercised only upon the surrender to the Corporation, unexercised, of that portion of the Option to which the SAR relates.

(mm) Restricted Award means a Restricted Stock Award and/or a Restricted Stock Unit Award, as provided in Section 9.

(nn) Restricted Stock Award means shares of Common Stock awarded to a Participant under Section 9. Shares of Common Stock subject to a Restricted Stock Award shall cease to be restricted when, in accordance with the terms of the Plan and the terms and conditions established by the Administrator, the shares vest and become transferable and free of substantial risks of forfeiture.

(oo) Restricted Stock Unit means a Restricted Award granted to a Participant pursuant to Section 9 which is settled (i) by the delivery of one share of Common Stock for each Restricted Stock Unit, (ii) in cash in an amount equal to the Fair Market Value of one share of Common Stock for each Restricted Stock Unit, or (iii) in a combination of cash and Shares equal to the Fair Market Value of one share of Common Stock for each Restricted Stock Unit, as determined by the Administrator. A Restricted Stock Unit Award represents the promise of the Corporation to deliver shares, cash or a combination thereof, as applicable, upon vesting of the Award and compliance with such other terms and conditions as may be determined by the Administrator.

(pp) Retirement shall, as applied to any Participant, be as defined in any employment agreement, consulting agreement or other similar agreement, if any, to which the Participant is a party, or, if there is no such agreement (or if any such agreement does address the effect of termination due to retirement), "Retirement" shall mean retirement in accordance with the retirement policies and procedures established by the Corporation, as determined by the Administrator and, where applicable, in accordance with Code Section 409A.

(qq) SAR means a stock appreciation right granted under Section 8 entitling the Participant to receive, with respect to each share of Common Stock encompassed by the exercise of such SAR, the excess of the Fair Market Value on the date of exercise over the SAR base price, subject to the terms of the Plan and any other terms and conditions established by the Administrator. References to "SARs" include both Related SARs and Freestanding SARs, unless the context requires otherwise.

(rr) Securities Act means the Securities Act of 1933, as amended.

(ss) Subsidiary means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

(tt) Termination Date means the date of termination of a Participant's employment or service for any reason, as determined by the Administrator in its discretion.

2. Purpose

The purpose of the Plan is to encourage and enable selected Employees, Directors and Independent Contractors of the Corporation and its Affiliates to acquire or to increase their holdings of Common Stock of the Corporation and other equity-based interests in the Corporation in order to promote a closer identification of their interests with those of the Corporation and its shareholders, thereby further stimulating their efforts to enhance the efficiency, soundness, profitability, growth and shareholder value of the Corporation. This purpose may be carried out through the grant of Awards to selected Employees, Directors and Independent Contractors, which may include the grant to selected Participants of Options in the form of Incentive Stock Options and Nonqualified Options; SARs in the form of Related SARs and Freestanding SARs; Restricted Awards in the form of Restricted Stock Awards and Restricted Stock Units; Performance Awards in the form of Performance Shares and Performance Units; Phantom Stock Awards; and/or Dividend Equivalent Awards.

3. Administration of the Plan

(a) The Plan shall be administered by the Board of Directors of the Corporation, or, upon delegation of all or part of its authority to administer the Plan to the Committee, by the Committee. Unless the Board determines otherwise, the Committee shall be comprised solely of two or more "non-employee directors," as such term is defined in Rule 16b-3 under the Exchange Act, or as may otherwise be permitted under Rule 16b-3. Further, if and to the extent required by Code Section 162(m), the Plan shall be administered by a committee comprised of two or more "outside directors" (as such term is defined in Code Section 162(m)) or as may otherwise be permitted under Code Section 162(m). For the purposes of the Plan, the term "Administrator" shall refer to the Board and, upon its delegation to the Committee of all or part of its authority to administer the Plan, to the Committee. Notwithstanding the foregoing, the Board shall have sole authority to grant Awards to Directors who are not Employees of the Corporation or its Affiliates.

(b) Subject to the provisions of the Plan, the Administrator shall have full and final authority in its discretion to take any action with respect to the Plan including, without limitation, the authority (i) to determine all matters relating to Awards, including selection of individuals to be granted Awards, the types of Awards, the number of shares of the Common Stock, if any, subject to an Award, and all terms, conditions, restrictions and limitations of an Award; (ii) to prescribe the form or forms of Award Agreements evidencing any Awards granted under the Plan; (iii) to establish, amend and rescind rules and regulations for the administration of the Plan; and (iv) to construe and interpret the Plan, Awards and Award Agreements made under the Plan, to interpret rules and regulations for administering the Plan and to make all other determinations deemed necessary or advisable for administering the Plan. The Administrator’s authority to grant Awards and authorize payments or distributions under the Plan shall not in any way restrict the authority of the Administrator to grant compensation to eligible persons under any other compensation plan, arrangement or program of the Corporation. Except to the extent otherwise required under Code Section 409A, (i) the Administrator shall have the authority, in its sole discretion, to accelerate the date that any Award which was not otherwise exercisable, vested or earned shall become exercisable, vested or earned in whole or in part without any obligation to accelerate such date with respect to any other Award granted to any recipient; and (ii) the Administrator also may in its sole discretion modify or extend the terms and conditions for exercise, vesting or earning of an Award. The Administrator may determine that a Participant's rights, payments and/or benefits with respect to an Award (including but not limited to any shares issued or issuable and/or cash paid or payable with respect to an Award) shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, termination of employment or service for cause, violation of policies of the Corporation or an Affiliate, breach of non-solicitation, noncompetition, confidentiality or other restrictive covenants that may apply to the Participant, or other conduct by the Participant that is determined by the Administrator to be detrimental to the business or reputation of the Corporation or any Affiliate. In addition, the Administrator shall have the authority and discretion to establish terms and conditions of Awards (including but not limited to the establishment of subplans) as the Administrator determines to be necessary or appropriate to conform to the applicable requirements or practices of jurisdictions outside of the United States. In addition to action by meeting in accordance with Applicable Laws, any action of the Administrator with respect to the Plan may be taken by a written instrument signed by all of the members of the Board or Committee, as appropriate, and any such action so taken by written consent shall be as fully effective as if it had been taken by a majority of the members at a meeting duly held and called. No member of the Board or Committee, as applicable, shall be liable while acting in a Plan administrative capacity for any action or determination made in good faith with respect to the Plan, an Award or an Award Agreement. The members of the Board or Committee, as applicable, shall be entitled to indemnification and reimbursement in the manner provided in the Corporation's articles of incorporation and bylaws and/or under Applicable Laws.

(c) Notwithstanding the other provisions of Section 3, the Administrator may delegate to one or more senior executive officers of the Corporation the authority to grant Awards, and to make any or all of the determinations reserved for the Administrator in the Plan and summarized in Section 3(b) with respect to such Awards (subject to any restrictions imposed by Applicable Laws, and such terms and conditions as may be established by the Administrator); provided, however, that, if and to the extent required by Section 16 of the Exchange Act or Code Section 162(m), the Participant, at the time of said grant or other determination, (i) is not deemed to be an officer or director of the Corporation within the meaning of Section 16 of the Exchange Act; and (ii) is not deemed to be a Covered Employee as defined under Code Section 162(m). To the extent that the Administrator has delegated authority to grant Awards pursuant to this Section 3(c) to one or more senior executive officers of the Corporation, references to the Administrator shall include references to such officer or officers, subject, however, to the requirements of the Plan, Rule 16b-3, Code Section 162(m) and other Applicable Laws.

4. Effective Date

The Effective Date of the Plan shall be May 23, 2007. Awards may be granted under the Plan on and after the Effective Date, but not after May 22, 2017. Awards that are outstanding at the end of the Plan term (or such earlier termination date as may be established by the Board pursuant to Section 14(a)) shall continue in accordance with their terms, unless otherwise provided in the Plan or an Award Agreement.

5. Shares of Stock Subject to the Plan; Award Limitations

(a) Shares of Stock Subject to the Plan: Subject to adjustments as provided in Section 5(d), the aggregate number of shares of Common Stock that may be issued pursuant to Awards granted under the Plan shall not exceed the sum of (i) 500,000 shares, plus (ii) any shares of Common Stock remaining available for issuance as of the Effective Date of the Plan under any Prior Plan, plus (iii) any shares of Common Stock subject to an award granted under a Prior Plan, which award is forfeited, cancelled, terminated, expires or lapses for any reason without the issuance of shares pursuant to the award or shares subject to an award granted under a Prior Plan which shares are forfeited to, or repurchased or reacquired by, the Corporation. Shares delivered under the Plan shall be authorized but unissued shares or shares purchased on the open market or by private purchase. The Corporation hereby reserves sufficient authorized shares of Common Stock to meet the grant of Awards hereunder.

(b) Award Limitations: Notwithstanding any provision in the Plan to the contrary, the following limitations shall apply to Awards granted under the Plan, in each case subject to adjustments pursuant to Section 5(d):

(i) The maximum number of shares of Common Stock that may be issued under the Plan pursuant to the grant of Incentive Options shall not exceed 500,000 shares;

(ii) If and to the extent Section 162(m) of the Code is applicable:

(A) In any calendar year, no Participant may be granted Options and SARs that are not related to an Option for more than 200,000 shares of Common Stock;

(B) No Participant may be granted Awards in any calendar year for more than 200,000 shares of Common Stock; and

(C) No Participant may be paid more than $5,000,000 with respect to any cash-settled award or awards which were granted during any single calendar year.

(For purposes of Section 5(b)(ii)(A) and (B), an Option and Related SAR shall be treated as a single Award.)

(c) Shares Not Subject to Limitations: The following will not be applied to the share limitations of Section 5(a) above: (i) dividends, including dividends paid in shares, or dividend equivalents paid in cash in connection with outstanding Awards; (ii) Awards which are settled in cash rather than the issuance of shares; (iii) any shares subject to an Award under the Plan which Award is forfeited, cancelled, terminated, expires or lapses for any reason without the issuance of shares pursuant to the Award or any shares subject to an Award which shares are forfeited to, or repurchased or reacquired by, the Corporation; and (iv) any shares surrendered by a Participant or withheld by the Corporation to pay the Option Price or purchase price for an Award or shares used to satisfy any tax withholding requirement in connection with the exercise, vesting or earning of an Award if, in accordance with the terms of the Plan, a Participant pays such Option Price or purchase price or satisfies such tax withholding by either tendering previously owned shares or having the Corporation withhold shares.

(d) Adjustments: If there is any change in the outstanding shares of Common Stock because of a merger, consolidation or reorganization involving the Corporation or an Affiliate, or if the Board of Directors of the Corporation declares a stock dividend, stock split distributable in shares of Common Stock, reverse stock split, combination or reclassification of the Common Stock, or if there is a similar change in the capital stock structure of the Corporation or an Affiliate affecting the Common Stock, the number of shares of Common Stock reserved for issuance under the Plan shall be correspondingly adjusted, and the Administrator shall make such adjustments to Awards and to any provisions of this Plan as the Administrator deems equitable to prevent dilution or enlargement of Awards or as may be otherwise advisable.

6. Eligibility

An Award may be granted only to an individual who satisfies all of the following eligibility requirements on the date the Award is granted:

(a) The individual is either (i) an Employee, (ii) a Director, or (iii) an Independent Contractor.

(b) With respect to the grant of Incentive Options, the individual is otherwise eligible to participate under Section 6, is an Employee of the Corporation or a Parent or Subsidiary and does not own, immediately before the time that the Incentive Option is granted, stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation or a Parent or Subsidiary. Notwithstanding the foregoing, an Employee who owns more than 10% of the total combined voting power of the Corporation or a Parent or Subsidiary may be granted an Incentive Option if the Option Price is at least 110% of the Fair Market Value of the Common Stock, and the Option Period does not exceed five years. For this purpose, an individual will be deemed to own stock which is attributable to him under Code Section 424(d).

(c) With respect to the grant of substitute awards or assumption of awards in connection with a merger, consolidation, acquisition, reorganization or similar business combination involving the Corporation or an Affiliate, the recipient is otherwise eligible to receive the Award and the terms of the award are consistent with the Plan and Applicable Laws (including, to the extent necessary, the federal securities laws registration provisions and Code Section 424(a)).

(d) The individual, being otherwise eligible under this Section 6, is selected by the Administrator as an individual to whom an Award shall be granted (as defined above, a "Participant").

7. Options

(a) Grant of Options: Subject to the limitations of the Plan, the Administrator may in its sole and absolute discretion grant Options to such eligible individuals in such numbers, subject to such terms and conditions, and at such times as the Administrator shall determine. Both Incentive Options and Nonqualified Options may be granted under the Plan, as determined by the Administrator; provided, however, that Incentive Options may only be granted to Employees of the Corporation or a Parent or Subsidiary. To the extent that an Option is designated as an Incentive Option but does not qualify as such under Code Section 422, the Option (or portion thereof) shall be treated as a Nonqualified Option. An Option may be granted with or without a Related SAR.

(b) Option Price: The Option Price shall be established by the Administrator and stated in the Award Agreement evidencing the grant of the Option; provided, that (i) the Option Price of an Option shall be no less than 100% of the Fair Market Value per share of the Common Stock as determined on the date the Option is granted (or 110% of the Fair Market Value with respect to Incentive Options granted to an Employee who owns stock possessing more than 10% of the total voting power of all classes of stock of the Corporation or a Parent or Subsidiary, as provided in Section 6(b)); and (ii) in no event shall the Option Price per share of any Option be less than the par value per share (if any) of the Common Stock. Notwithstanding the foregoing, the Administrator may in its discretion authorize the grant of substitute or assumed options of an acquired entity with an Option Price not equal to at least 100% of the Fair Market Value of the Common Stock on the date of grant, if the option price of any such assumed or substituted option was at least equal to 100% of the fair market value of the underlying stock on the original date of grant and if the terms of such assumed or substituted options otherwise comply with Code Section 409A.

(c) Date of Grant: An Option shall be considered to be granted on the date that the Administrator acts to grant the Option, or on such other date as may be established by the Administrator in accordance with Applicable Laws.

(d) Option Period and Limitations on the Right to Exercise Options:

(i) The Option Period shall be determined by the Administrator at the time the Option is granted and shall be stated in the Award Agreement. With respect to Incentive Options, the Option Period shall not extend more than 10 years from the date on which the Option is granted (or five years with respect to Incentive Options granted to an Employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation or a Parent or Subsidiary, as provided in Section 6(b)). Any Option or portion thereof not exercised before expiration of the Option Period shall terminate. The period or periods during which, and conditions pursuant to which, an Option may become exercisable shall be determined by the Administrator in its discretion, subject to the terms of the Plan.

(ii) An Option may be exercised by giving written notice to the Corporation in form acceptable to the Administrator at such place and subject to such conditions as may be established by the Administrator or its designee. Such notice shall specify the number of shares to be purchased pursuant to an Option and the aggregate purchase price to be paid therefor and shall be accompanied by payment of such purchase price. The total number of shares that may be acquired upon exercise of an Option shall be rounded down to the nearest whole share. No fractional shares shall be issued. Unless an Award Agreement provides otherwise, such payment shall be in the form of cash or cash equivalent; provided that, where permitted by the Administrator and Applicable Laws (and subject to such terms and conditions as may be established by the Administrator), payment may also be made:

(A) By delivery (by either actual delivery or attestation) of shares of Common Stock owned by the Participant;

(B) By shares of Common Stock withheld upon exercise;

(C) With respect only to purchases upon exercise of an Option when a public market for the Common Stock exists, by delivery of written notice of exercise to the Corporation and delivery to a broker of written notice of exercise and irrevocable instructions to promptly deliver to the Corporation the amount of sale or loan proceeds to pay the Option Price;

(D) By such other payment methods as may be approved by the Administrator and which are acceptable under Applicable Laws; or

(E) By any combination of the foregoing methods.

Shares tendered or withheld in payment on the exercise of an Option shall be valued at their Fair Market Value on the date of exercise, as determined in accordance with the Plan. For the purposes of the Plan, a "public market" for the Common Stock shall be deemed to exist (i) upon consummation of a firm commitment underwritten public offering of the Common Stock pursuant to an effective registration statement under the Securities Act, or (ii) if the Administrator otherwise determines that there is an established public market for the Common Stock.

(iii) Unless the Administrator determines otherwise, no Option granted to a Participant who was an Employee at the time of grant shall be exercised unless the Participant is, at the time of exercise, an Employee, and has been an Employee continuously since the date the Option was granted, subject to the following:

(A) The employment relationship of a Participant shall be treated as continuing intact for any period that the Participant is on military or sick leave or other bona fide leave of absence, provided that the period of such leave does not exceed three months, or, if longer, as long as the Participant's right to reemployment is guaranteed either by statute or by contract. The employment relationship of a Participant shall also be treated as continuing intact while the Participant is not in active service because of Disability. The Administrator shall have sole authority to determine whether a Participant is disabled and, if applicable, the Participant's Termination Date.

(B) Unless the Administrator determines otherwise (subject to any requirements imposed under Code Section 409A), if the employment of a Participant is terminated because of Disability or death, the Option may be exercised only to the extent exercisable on the Participant's Termination Date, except that the Administrator may in its sole discretion (subject to any requirements imposed under Code Section 409A) accelerate the date for exercising all or any part of the Option which was not otherwise exercisable on the Termination Date. The Option must be exercised, if at all, prior to the first to occur of the following, whichever shall be applicable: (X) the close of the one-year period following the Termination Date (or such other period stated in the Award Agreement); or (Y) the close of the Option Period. In the event of the Participant's death, such Option shall be exercisable by such person or persons as shall have acquired the right to exercise the Option by will or by the laws of intestate succession.

(C) Unless the Administrator determines otherwise (subject to any requirements imposed under Code Section 409A), if the employment of the Participant is terminated for any reason other than Disability, death or for "Cause," his Option may be exercised only to the extent exercisable on his Termination Date, except that the Administrator may in its sole discretion (subject to any requirements imposed under Code Section 409A) accelerate the date for exercising all or any part of the Option which was not otherwise exercisable on the Termination Date. The Option must be exercised, if at all, prior to the first to occur of the following, whichever shall be applicable: (X)the close of the period of three months next succeeding the Termination Date (or such other period stated in the Award Agreement); or (Y) the close of the Option Period. If the Participant dies following such termination of employment and prior to the earlier of the dates specified in (X) or (Y) of this sub-paragraph (C), the Participant shall be treated as having died while employed under subparagraph (B) (treating for this purpose the Participant's date of termination of employment as the Termination Date). In the event of the Participant's death, such Option shall be exercisable by such person or persons as shall have acquired the right to exercise the Option by will or by the laws of intestate succession.

(D) Unless the Administrator determines otherwise (subject to any requirements imposed under Code Section 409A), if the employment of the Participant is terminated for "Cause," his Option shall lapse and no longer be exercisable as of his Termination Date, as determined by the Administrator.

(E) Notwithstanding the foregoing, the Administrator may, in its sole discretion (subject to any requirements imposed under Code Section 409A), accelerate the date for exercising all or any part of an Option which was not otherwise exercisable on the Termination Date, extend the period during which an Option may be exercised, modify the terms and conditions to exercise, or any combination of the foregoing.

(iv) Unless the Administrator determines otherwise (subject to any requirements imposed under Code Section 409A), an Option granted to a Participant who was a Director but who was not an Employee at the time of grant may be exercised only to the extent exercisable on the Participant's Termination Date (unless the termination was for Cause), and must be exercised, if at all, prior to the first to occur of the following, as applicable: (X) the close of the period of three months next succeeding the Termination Date (or such other period stated in the Award Agreement); or (Y) the close of the Option Period. If the services of a Participant are terminated for Cause, his Option shall lapse and no longer be exercisable as of his Termination Date, as determined by the Administrator. Notwithstanding the foregoing, the Administrator may in its sole discretion (subject to any requirements imposed under Code Section 409A) accelerate the date for exercising all or any part of an Option which was not otherwise exercisable on the Termination Date, extend the period during which an Option may be exercised, modify the other terms and conditions to exercise, or any combination of the foregoing.

(v) Unless the Administrator determines otherwise (subject to any requirements imposed under Code Section 409A), an Option granted to a Participant who was an Independent Contractor at the time of grant (and who does not thereafter become an Employee, in which case he shall be subject to the provisions of Section 7(d)(iii)) may be exercised only to the extent exercisable on the Participant's Termination Date (unless the termination was for Cause), and must be exercised, if at all, prior to the first to occur of the following, as applicable: (X) the close of the period of three months next succeeding the Termination Date (or such other period stated in the Award Agreement); or (Y) the close of the Option Period. If the services of a Participant are terminated for Cause, his Option shall lapse and no longer be exercisable as of his Termination Date, as determined by the Administrator. Notwithstanding the foregoing, the Administrator may in its sole discretion (subject to any requirements imposed under Code Section 409A) accelerate the date for exercising all or any part of an Option which was not otherwise exercisable on the Termination Date, extend the period during which an Option may be exercised, modify the other terms and conditions to exercise, or any combination of the foregoing.

(e) Notice of Disposition: If shares of Common Stock acquired upon exercise of an Incentive Option are disposed of within two years following the date of grant or one year following the transfer of such shares to a Participant upon exercise, the Participant shall, promptly following such disposition, notify the Corporation in writing of the date and terms of such disposition and provide such other information regarding the disposition as the Administrator may reasonably require.

(f) Limitation on Incentive Options: In no event shall there first become exercisable by an Employee in any one calendar year Incentive Options granted by the Corporation or any Parent or Subsidiary with respect to shares having an aggregate Fair Market Value (determined at the time an Incentive Option is granted) greater than $100,000. To the extent that any Incentive Options are first exercisable by a Participant in excess of such limitation, the excess shall be considered a Nonqualified Option.

(g) Nontransferability: Incentive Options shall not be transferable (including by sale, assignment, pledge or hypothecation) other than by will or the laws of intestate succession or, in the Administrator's discretion, as may otherwise be permitted in accordance with Treas. Reg. Section 1.421-1(b)(2) or any successor provision thereto. Nonqualified Options shall not be transferable (including by sale, assignment, pledge or hypothecation) other than by will or the laws of intestate succession, except as may be permitted by the Administrator in a manner consistent with the registration provisions of the Securities Act or by a transferee in a transfer permitted by this Section 7(g). Except as may be permitted by the preceding sentence, an Option shall be exercisable during the Participant's lifetime only by him or by his guardian or legal representative. The designation of a beneficiary in accordance with the Plan does not constitute a transfer.

(h) Power to Reprice Incentive Options and Nonqualified Options: The Administrator shall have the power to change the Option Price of any Incentive Option or Nonqualified Option granted under the Plan after the date of grant, provided that the exercise of such power is part of a negotiated transaction or series of transactions with a limited number of Option holders or the exercise of such power complies with the “issuer tender offer” rules within the meaning of Rule 13e-4 under the Exchange Act or otherwise complies with applicable law. For this purpose, “repricing” of Options shall include, but not be limited to, any of the following actions (or any similar action): (1) lowering the Option Price of an existing Option; (2) any action which would be treated as a “repricing” under generally accepted accounting principles; or (3) canceling of an existing Option at a time when its Option Price exceeds the fair market value of the underlying stock subject to such Option, in exchange for another Option, or other equity in the Company.

8. Stock Appreciation Rights

(a) Grant of SARs: Subject to the limitations of the Plan, the Administrator may in its sole and absolute discretion grant SARs to such eligible individuals, in such numbers, upon such terms and at such times as the Administrator shall determine. SARs may be granted to the holder of an Option (a "Related Option") with respect to all or a portion of the shares of Common Stock subject to the Related Option (a "Related SAR") or may be granted separately to an eligible individual (a "Freestanding SAR"). The base price per share of an SAR shall be no less than 100% of the Fair Market Value per share of the Common Stock on the date the SAR is granted. Notwithstanding the foregoing, the Administrator may in its discretion authorize the grant of substitute or assumed SARs of an acquired entity with a base price per share not equal to at least 100% of the Fair Market Value of the stock on the date of grant, if the base price of any such assumed or substituted SAR was at least equal to 100% of the fair market value of the underlying stock on the original date of grant and if the terms of such assumed or substituted SAR otherwise comply with Code Section 409A.

(b) Related SARs: A Related SAR may be granted either concurrently with the grant of the Related Option or (if the Related Option is a Nonqualified Option) at any time thereafter prior to the complete exercise, termination, expiration or cancellation of such Related Option; provided, however, that Related SARs must be granted in accordance with Code Section 409A. The base price of a Related SAR shall be equal to the Option Price of the Related Option. Related SARs shall be exercisable only at the time and to the extent that the Related Option is exercisable (and may be subject to such additional limitations on exercisability as the Administrator may provide in the Award Agreement), and in no event after the complete termination or full exercise of the Related Option. Notwithstanding the foregoing, a Related SAR that is related to an Incentive Option may be exercised only to the extent that the Related Option is exercisable and only when the Fair Market Value exceeds the Option Price of the Related Option. Upon the exercise of a Related SAR granted in connection with a Related Option, the Option shall be canceled to the extent of the number of shares as to which the Related SAR is exercised, and upon the exercise of a Related Option, the Related SAR shall be canceled to the extent of the number of shares as to which the Related Option is exercised or surrendered.

(c) Freestanding SARs: An SAR may be granted without relationship to an Option (as defined above, a "Freestanding SAR") and, in such case, will be exercisable upon such terms and subject to such conditions as may be determined by the Administrator, subject to the terms of the Plan.

(d) Exercise of SARs:

(i) Subject to the terms of the Plan, SARs shall be exercisable in whole or in part upon such terms and conditions as may be established by the Administrator and stated in the applicable Award Agreement. The period during which an SAR may be exercisable shall not exceed 10 years from the date of grant or, in the case of Related SARs, such shorter Option Period as may apply to the Related Option. Any SAR or portion thereof not exercised before expiration of the period established by the Administrator shall terminate.

(ii) SARs may be exercised by giving written notice to the Corporation in form acceptable to the Administrator at such place and subject to such terms and conditions as may be established by the Administrator or its designee. Unless the Administrator determines otherwise, the date of exercise of an SAR shall mean the date on which the Corporation shall have received proper notice from the Participant of the exercise of such SAR.

(iii) Each Participant's Award Agreement shall set forth the extent to which the Participant shall have the right to exercise an SAR following termination of the Participant's employment or service with the Corporation. Such provisions shall be determined in the sole discretion of the Administrator, need not be uniform among all SARs issued pursuant to this Section 8, and may reflect distinctions based on the reasons for termination of employment or service. Notwithstanding the foregoing, unless the Administrator determines otherwise, no SAR may be exercised unless the Participant is, at the time of exercise, an eligible Participant, as described in Section 6, and has been a Participant continuously since the date the SAR was granted, subject to the provisions of Sections 7(d)(iii), (iv) and (v).

(e) Payment Upon Exercise: Subject to the limitations of the Plan, upon the exercise of an SAR, a Participant shall be entitled to receive payment from the Corporation in an amount determined by multiplying (i) the difference between the Fair Market Value of a share of Common Stock on the date of exercise of the SAR over the base price of the SAR by (ii) the number of shares of Common Stock with respect to which the SAR is being exercised. Notwithstanding the foregoing, the Administrator in its discretion may limit in any manner the amount payable with respect to an SAR. The consideration payable upon exercise of an SAR shall be paid in cash, whole shares of Common Stock (valued at Fair Market Value on the date of exercise of the SAR) or a combination of cash and whole shares of Common Stock, as determined by the Administrator. No fractional shares shall be issued. Notwithstanding the foregoing, to the extent required to ensure that an SAR is not subject to, or complies with, Code Section 409A, (i) an SAR shall be settled solely for shares of Common Stock of the Corporation, which Common Stock is traded on an established securities market, and which SAR does not include any feature for the deferral of compensation other than the deferral of recognition of income until the exercise of the SAR; or (ii) an SAR shall be structured in a manner designed to be exempt from, or to comply with, the requirements of Code Section 409A.

(f) Nontransferability: Unless the Administrator determines otherwise, (i) SARs shall not be transferable (including by sale, assignment, pledge or hypothecation) other than by will or the laws of intestate succession, and (ii) SARs may be exercised during the Participant's lifetime only by him or by his guardian or legal representative. The designation of a beneficiary in accordance with the Plan does not constitute a transfer.

9. Restricted Awards

(a) Grant of Restricted Awards: Subject to the limitations of the Plan, the Administrator may in its sole and absolute discretion grant Restricted Awards to such individuals in such numbers, upon such terms and at such times as the Administrator shall determine. Such Restricted Awards may be in the form of Restricted Stock Awards and/or Restricted Stock Units that are subject to certain conditions, which conditions must be met in order for the Restricted Award to vest and be earned (in whole or in part) and no longer subject to forfeiture. Restricted Stock Awards shall be payable in whole shares of Common Stock. Restricted Stock Units shall be payable in cash or whole shares of Common Stock, or partly in cash and partly in whole shares of Common Stock, in accordance with the terms of the Plan and the discretion of the Administrator. No fractional shares shall be issued. The Administrator shall determine the nature, length and starting date of the period, if any, during which a Restricted Award may be earned (the " Restriction Period "), and shall determine the conditions which must be met in order for a Restricted Award to be granted or to vest or be earned (in whole or in part), which conditions may include, but are not limited to, payment of a stipulated purchase price, attainment of performance objectives, continued service or employment for a certain period of time (or a combination of attainment of performance objectives and continued service), Retirement, Displacement, Disability, death or any combination of such conditions. In the case of Restricted Awards based upon performance criteria, or a combination of performance criteria and continued service, the Administrator shall determine the Performance Measures applicable to such Restricted Awards (subject to Section 1(ff)) and, to the extent applicable, Section 18(d)).

(b) Vesting of Restricted Awards: Subject to the terms of the Plan and Code Section 409A, the Administrator shall have sole authority to determine whether and to what degree Restricted Awards have vested and been earned and are payable and to establish and interpret the terms and conditions of Restricted Awards. The Administrator may (subject to any restrictions imposed under Code Section 409A) accelerate the date that any Restricted Award granted to a Participant shall be deemed to be vested or earned in whole or in part, without any obligation to accelerate such date with respect to other Restricted Awards granted to any Participant.

(c) Forfeiture of Restricted Awards: Unless the Administrator determines otherwise, if the employment or service of a Participant shall be terminated for any reason and all or any part of a Restricted Award has not vested or been earned pursuant to the terms of the Plan and the individual Award, such Award, to the extent not then vested or earned, shall be forfeited immediately upon such termination and the Participant shall have no further rights with respect to the Award or any shares of Common Stock, cash or other benefits related to the Award.

(d) Shareholder Rights; Share Certificates: The Administrator shall have sole discretion to determine whether a Participant shall have dividend rights, voting rights or other rights as a shareholder with respect to shares subject to a Restricted Stock Award which has not yet vested or been earned. If the Administrator so determines, a certificate or certificates for whole shares of Common Stock subject to a Restricted Stock Award may be issued in the name of the Participant as soon as practicable after the Award has been granted; provided, however, that, notwithstanding the foregoing, the Administrator shall have the right to retain custody of certificates evidencing the shares subject to a Restricted Stock Award and to require the Participant to deliver to the Corporation a stock power or similar instrument, endorsed in blank, with respect to such Award, until such time as the Restricted Stock Award vests (or is forfeited) and is no longer subject to a substantial risk of forfeiture.

(e) Nontransferability: Unless the Administrator determines otherwise, Restricted Awards that have not vested shall not be transferable (including by sale, assignment, pledge or hypothecation) other than by will or the laws of intestate succession, and the recipient of a Restricted Award shall not sell, transfer, assign, pledge or otherwise encumber shares subject to the Award until the Restriction Period has expired and until all conditions to vesting have been met. The designation of a beneficiary in accordance with the Plan does not constitute a transfer.

10. Performance Awards

(a) Grant of Performance Awards: Subject to the terms of the Plan, the Administrator may in its discretion grant Performance Awards to such eligible individuals upon such terms and conditions and at such times as the Administrator shall determine. Performance Awards may be in the form of Performance Shares and/or Performance Units. An Award of a Performance Share is a grant of a right to receive shares of Common Stock, the cash value thereof, or a combination thereof (as determined in the Administrator's discretion), which is contingent upon the achievement of performance or other objectives during a specified period and which has a value on the date of grant equal to the Fair Market Value of a share of Common Stock. An Award of a Performance Unit is a grant of a right to receive shares of Common Stock, a designated dollar value amount of Common Stock or a combination thereof (as determined in the Administrator’s discretion), which is contingent upon the achievement of performance or other objectives during a specified period, and which has an initial value determined in a dollar amount established by the Administrator at the time of grant. Subject to Section 5(b), the Administrator shall have complete discretion in determining the number of Performance Units and/or Performance Shares granted to any Participant. The Administrator shall determine the nature, length and starting date of the period during which a Performance Award may be earned (the " Performance Period "), and shall determine the conditions which must be met in order for a Performance Award to be granted or to vest or be earned (in whole or in part), which conditions may include but are not limited to specified performance objectives, continued service or employment for a certain period of time, or a combination of such conditions. The Administrator shall determine the Performance Measures to be used in valuing Performance Awards (subject to Section 1(ff) and, to the extent applicable, Section 18(d)).

(b) Earning of Performance Awards: Subject to the terms of the Plan and the requirements of Code Section 409A, the Administrator shall have sole authority to determine whether and to what degree Performance Awards have been earned and are payable and to interpret the terms and conditions of Performance Awards and the provisions of Section 10. The Administrator, in its sole and absolute discretion, may (subject to any restrictions imposed under Code Section 409A) accelerate the date that any Performance Award granted to a Participant shall be deemed to be earned in whole or in part, without any obligation to accelerate such date with respect to other Awards granted to any Participant.

(c) Form of Payment: Payment of the amount to which a Participant shall be entitled upon earning a Performance Award shall be made in cash, whole shares of Common Stock, or a combination of cash and whole shares of Common Stock, as determined by the Administrator in its sole discretion. Payment shall be made upon such terms and conditions as may be established by the Administrator.

(d) Forfeiture of Performance Awards: Unless the Administrator determines otherwise (subject to any requirements imposed under Code Section 409A), if the employment or service of a Participant shall terminate for any reason and the Participant has not earned all or part of a Performance Award pursuant to the terms of the Plan and individual Award, such Award, to the extent not then earned, shall be forfeited immediately upon such termination and the Participant shall have no further rights with respect to the Performance Award or any shares of Common Stock, cash or other benefits related to the Award.

(e) Nontransferability: Unless the Administrator determines otherwise, Performance Awards that have not been earned shall not be transferable (including by sale, assignment, pledge or hypothecation) other than by will or the laws of intestate succession, and the recipient of a Performance Award shall not sell, transfer, assign, pledge or otherwise encumber any shares subject to the Award until the Performance Period has expired and until the conditions to earning the Award have been met. The designation of a beneficiary in accordance with the Plan does not constitute a transfer.

11. Phantom Stock Awards

(a) Grant of Phantom Stock Awards: Subject to the terms of the Plan, the Administrator may in its discretion grant Phantom Stock Awards to such eligible individuals, in such numbers, upon such terms and at such times as the Administrator shall determine. A Phantom Stock Award is an Award to a Participant of a number of hypothetical share units with respect to shares of Common Stock, with a value per unit based on the Fair Market Value of a share of Common Stock.

(b) Vesting of Phantom Stock Awards: Subject to the terms of the Plan and the requirements of Code Section 409A, the Administrator shall have sole authority to determine whether and to what degree Phantom Stock Awards have vested and are payable and to interpret the terms and conditions of Phantom Stock Awards.

(c) Forfeiture of Phantom Stock Awards: Unless the Administrator determines otherwise (subject to any requirements imposed under Code Section 409A), if the employment or service of a Participant shall be terminated for any reason and all or any part of a Phantom Stock Award has not vested and become payable pursuant to the terms of the Plan and the individual Award, such Award, to the extent not then vested or earned, shall be forfeited immediately upon such termination and the Participant shall have no further rights with respect to the Phantom Stock Award or any shares of Common Stock, cash or other benefits related to the Award.

(d) Payment of Phantom Stock Awards: Upon vesting of all or a part of a Phantom Stock Award and satisfaction of such other terms and conditions as may be established by the Administrator, the Participant shall be entitled to a payment of an amount equal to the Fair Market Value of one share of Common Stock with respect to each such Phantom Stock unit which has vested and is payable. Payment may be made, in the discretion of the Administrator, in cash or in whole shares of Common Stock valued at their Fair Market Value on the applicable vesting date or dates (or other date or dates determined by the Administrator), or in a combination thereof. The Administrator may, however, establish a limitation on the amount payable in respect of each share of Phantom Stock. Payment shall be made upon such terms and conditions as may be established by the Administrator.

(e) Nontransferability: Unless the Administrator determines otherwise, (i) Phantom Stock Awards that have not vested shall not be transferable (including by sale, assignment, pledge or hypothecation) other than by will or the laws of intestate succession, (ii) Phantom Stock Awards may be exercised during the Participant's lifetime only by him or by his guardian or legal representative, and (iii) shares of Common Stock (if any) subject to a Phantom Stock Award may not be sold, transferred, assigned, pledged or otherwise encumbered until the Phantom Stock Award has vested and all other conditions established by the Administrator have been met. The designation of a beneficiary in accordance with the Plan does not constitute a transfer.

12. Dividends and Dividend Equivalents

The Administrator may, in its sole discretion, provide that Awards granted under the Plan earn dividends or dividend equivalents. Such dividends or dividend equivalents may be paid currently or may be credited to a Participant's account. Any crediting of dividends or dividend equivalents may be subject to such restrictions and conditions as the Administrator may establish, including reinvestment in additional shares of Common Stock or share equivalents. Notwithstanding the other provisions herein, any dividends or dividend equivalent rights related to an Award shall be structured in a manner so as to avoid causing the Award to be subject to Code Section 409A or shall otherwise be structured so that the Award and dividends or dividend equivalents are in compliance with Code Section 409A.

13. No Right or Obligation of Continued Employment or Service

Neither the Plan, the grant of an Award nor any other action related to the Plan shall confer upon the Participant any right to continue in the employment or service of the Corporation or an Affiliate as an Employee, Director or Independent Contractor or to interfere in any way with the right of the Corporation or an Affiliate to terminate the Participant's employment or service at any time. Except as otherwise provided in the Plan, an Award Agreement or as may be determined by the Administrator, all rights of a Participant with respect to an Award shall terminate upon the termination of the Participant's employment or service.

14. Amendment and Termination of the Plan and Awards

(a) Amendment and Termination: The Plan may be amended, altered, suspended and/or terminated at any time by the Board; provided, however, that (i) approval of an amendment to the Plan by the shareholders of the Corporation shall be required to the extent, if any, that shareholder approval of such amendment is required by Applicable Laws; and (ii) except for adjustments made pursuant to Section 5(d), the base price of any outstanding SAR granted under the Plan may not be decreased after the date of grant, nor may any outstanding SAR granted under the Plan be surrendered to the Corporation as consideration for the grant of a new SAR with a lower base price than the original SAR, without shareholder approval of any such action. Any Award may be amended, altered, suspended and/or terminated at any time by the Administrator, prospectively or retroactively; provided, however, that any such amendment, alteration, suspension or termination of an Award shall not, without the consent of the recipient of an outstanding Award, materially adversely affect the rights of the recipient with respect to the Award.

(b) Unilateral Authority of Administrator to Modify Plan and Awards: Notwithstanding Section 14(a) herein, the following provisions shall apply:

(i) The Administrator shall have unilateral authority to amend the Plan and any Award (without Participant consent and without shareholder approval, unless such shareholder approval is required by Applicable Laws) to the extent necessary to comply with Applicable Laws or changes to Applicable Laws (including but not limited to Code Section 409A and Code Section 422 and federal securities laws).

(ii) The Administrator shall have unilateral authority to make adjustments to the terms and conditions of Awards in recognition of unusual or nonrecurring events affecting the Corporation or any Affiliate, or the financial statements of the Corporation or any Affiliate, or of changes in accounting principles, if the Administrator determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or necessary or appropriate to comply with applicable accounting principles.

(c) Cash Settlement: Notwithstanding any provision of the Plan, an Award or an Award Agreement to the contrary, the Administrator has the unilateral authority (subject to any requirements imposed under Code Section 409A) to cause any Award (or portion thereof) granted under the Plan to be canceled in consideration of an alternative award or cash payment of an equivalent cash value, as determined by the Administrator in its sole discretion, made to the holder of such canceled Award.

15. Restrictions on Awards and Shares

(a) General: As a condition to the issuance and delivery of Common Stock hereunder, or the grant of any benefit pursuant to the Plan, the Corporation may require a Participant or other person to become a party to an Award Agreement, other agreement(s) restricting the transfer, purchase or repurchase of shares of Common Stock of the Corporation, voting agreement or such other agreements and any other employment agreements, consulting agreements, non-competition agreements, confidentiality agreements, non-solicitation agreements or other similar agreements imposing such restrictions as may be required by the Corporation. In addition, without in any way limiting the effect of the foregoing, each Participant or other holder of shares issued under the Plan shall be permitted to transfer such shares only if such transfer is in accordance with the terms of Section 15 herein, the Award Agreement and/or any other applicable agreements. The acquisition of shares of Common Stock under the Plan by a Participant or any other holder of shares shall be subject to, and conditioned upon, the agreement of the Participant or other holder of such shares to the restrictions described in this Section 15, the Award Agreement and/or any other applicable agreements.

(b) Compliance with Applicable Laws: The Corporation may impose such restrictions on Awards, shares and any other benefits underlying Awards hereunder as it may deem advisable, including without limitation restrictions under the federal securities laws, the requirements of any stock exchange or similar organization and any blue sky, state or foreign securities laws applicable to such securities. Notwithstanding any other Plan or Award Agreement provision to the contrary, the Corporation shall not be obligated to issue, deliver or transfer shares of Common Stock under the Plan, make any other distribution of benefits under the Plan, or take any other action, unless such delivery, distribution or action is in compliance with Applicable Laws (including but not limited to the requirements of the Securities Act). The Corporation may cause a restrictive legend to be placed on any certificate issued pursuant to an Award hereunder in such form as may be prescribed from time to time by Applicable Laws or as may be advised by legal counsel.

16. Change in Control

(a) Notwithstanding any other provision of the Plan to the contrary, and except as may be otherwise provided in an Award Agreement, employment agreement or other agreement between a Participant and the Corporation or required under Code Section 409A, in the event of a Change in Control:

(i) All Options and SARs outstanding as of the date of such Change in Control shall become fully exercisable, whether or not then otherwise exercisable.

(ii) Any restrictions, including but not limited to the Restriction Period, Performance Period, performance criteria and/or vesting conditions applicable to any Restricted Award, Performance Award, Phantom Stock Award and/or Dividend Equivalent Award, shall be deemed to have been met, and such Awards shall become fully vested, earned and payable to the fullest extent of the original grant of the applicable Award.

(b) Notwithstanding the foregoing, in the event that a Change in Control event occurs, then the Administrator may, in its sole and absolute discretion, determine that any or all Awards granted pursuant to the Plan shall not vest or become exercisable on an accelerated basis, if the Corporation or the surviving or acquiring corporation, as the case may be, shall have taken such action, including but not limited to the assumption of Awards granted under the Plan or the grant of substitute awards (in either case, with substantially similar terms or equivalent economic benefits as Awards granted under the Plan), as the Administrator determines to be equitable or appropriate to protect the rights and interests of Participants under the Plan. For the purposes herein, if the Committee is acting as the Administrator authorized to make the determinations provided for in this Section 16(b), the Committee shall be appointed by the Board of Directors, two-thirds of the members of which shall have been Directors of the Corporation prior to the merger, share exchange, reorganization or other business combination affecting the Corporation or an Affiliate.

17. Compliance with Code Section 409A

(a) General: Notwithstanding any other provision in the Plan or an Award to the contrary, if and to the extent that Section 409A of the Code is deemed to apply to the Plan or any Award granted under the Plan, it is the general intention of the Corporation that the Plan and all such Awards shall, to the extent practicable, comply with Code Section 409A, and the Plan and any such Award shall, to the extent practicable, be construed in accordance therewith. Deferrals pursuant to an Option, an SAR, a Restricted Award or any other Award otherwise exempt from Code Section 409A in a manner that would cause Code Section 409A to apply shall not be permitted unless such deferrals are in compliance with Code Section 409A. Without in any way limiting the effect of the foregoing, in the event that Code Section 409A requires that any special terms, provisions or conditions be included in the Plan or any Award, then such terms, provisions and conditions shall, to the extent practicable, be deemed to be made a part of the Plan or Award, as applicable. Further, in the event that the Plan or any Award shall be deemed not to comply with Code Section 409A, then neither the Corporation, the Administrator nor its or their designees or agents shall be liable to any Participant or other person for actions, decisions or determinations made in good faith.

(b) Specific Terms Applicable to Awards Subject to Code Section 409A: Without limiting the effect of Section 17(a), above, and notwithstanding any other provision in the Plan to the contrary, the following provisions shall, to the extent required under Code Section 409A, apply with respect to Awards deemed to involve the deferral of compensation under Code Section 409A:

(i) Distributions: Distributions may be made with respect to Awards subject to Code Section 409A not earlier than upon the occurrence of one or more of the following events: (A) separation from service; (B) disability; (C) death; (D) a specified time or pursuant to a fixed schedule; (E) a change in the ownership or effective control of the Corporation, or in the ownership of a substantial portion of the assets of the Corporation; or (F) the occurrence of an unforeseeable emergency. Each of the preceding distribution events shall be defined and interpreted in accordance with Code Section 409A.

(ii) Specified Employees: With respect to Participants who are "specified employees" (as defined in Code Section 409A), a distribution due to separation from service may not be made before the date that is six months after the date of separation from service (or, if earlier, the date of death of the Participant), except as may be otherwise permitted pursuant to Code Section 409A. To the extent that a Participant is subject to this section and a distribution is to be paid in installments, through an annuity, or in some other manner where payment will be periodic, the Participant shall be paid, during the seventh month following separation from service, the aggregate amount of payments he would have received but for the application of this section; all remaining payments shall be made in their ordinary course.

(iii) No Acceleration: Unless permissible under Code Section 409A, acceleration of the time or schedule of any payment under the Plan that is subject to Code Section 409A is prohibited, except that, to the extent permitted by the Administrator and to the extent such exceptions do not violate Code Section 409A, the following accelerations may be permitted in an Award:

(A) As necessary to fulfill a domestic relations order (as defined in Code Section 414(p)(1)(B));

(B) As necessary to comply with a certificate of divestiture (as defined in Code Section 1043(b)(2));

(C) To pay the Federal Insurance Contributions Act tax imposed under Code Sections 3101 and 3121(v)(2) on amounts deferred under the Plan (the “FICA Amount”), including the income tax at source on wages imposed under Code Section 3401 on the FICA Amount, and to pay the additional income tax at source of wages attributable to additional Code Section 3401 wages and taxes;

(D) To pay any portion of an Award that is required to be included in income as a result of a violation of Code Section 409A; and

(E) To pay an Award not greater than $10,000, provided that (X) such payment occurs on or before the later of December 31 of the calendar year in which occurs the Participant’s termination of employment or the 15th day of the third month following the Participant’s termination of employment and (Y) all Awards granted the Participant are (or have previously been) terminated on or before the date of payment.

(iv) Short-Term Deferrals: Except to the extent otherwise required or permitted under Code Section 409A (and unless an individual Award Agreement or other instrument provides otherwise), distributions pursuant to Awards otherwise subject to Code Section 409A must be made no later than the later of (A) the date that is 2-1/2 months from the end of the Participant's first taxable year in which the amount is no longer subject to a substantial risk of forfeiture; or (B) the date that is 2-1/2 months from the end of the Corporation's first taxable year in which the amount is no longer subject to a substantial risk of forfeiture.

(v) Deferral Elections:

(A) In the sole discretion of the Administrator, a Participant may be permitted to make an election as to the time or form of any distribution from an Award, provided that, except as specified in (B) and (C) below, such election is made and becomes irrevocable not later than the close of the taxable year preceding the taxable year in which the services for which the Award is granted are to be performed, or at such other time or times as may be permitted under Code Section 409A. Notwithstanding the foregoing, a Participant may cancel a deferral election upon (X) a hardship distribution pursuant to Code Section 401(k), or (Y) upon application for a distribution under section 17(b)(i)(F) (unforeseeable emergency).

(B) In the case of the first year in which the Participant becomes eligible to participate in the Plan, the election described in (A) may be made with respect to services to be performed subsequent to the election within 30 days after the date the Participant becomes eligible to participate in the Plan.

(C) In the case of any performance-based compensation (as that term is defined in Code Section 409A), where such compensation is based on services performed over a period of at least 12 months, the election described in (A) may be made no later than six months before the end of the period.

(D) In the case of any Award subject to a substantial risk of forfeiture (as defined in Code Section 409A), the election described in (A) may be made within 30 days of the date the Participant first obtains a legally binding right to the Award, provided that the Award requires the Participant to perform at least 12 months of service after such election is made.

(vi) Changes to Elections: To the extent that the Administrator, in its sole discretion, permits a subsequent election to delay a payment or change the form of payment that has been specified under (A), (B) or (C) above, the following provisions shall apply:

(A) Such election may not take effect until 12 months after the date on which the election is made;

(B) Where the payment is to be made for reasons other than death, disability or unforeseeable emergency, as those terms are defined in Section 17(b)(i), above, the first payment with respect to which such election is made must be deferred for a period of not less than five years from the date such payment would otherwise have been made; and

(C) Any election related to a payment based upon a specified term or pursuant to a fixed schedule, as such terms are defined in Section 17(b)(i), above, may not be made less than 12 months prior to the date of the first scheduled payment hereunder.

Notwithstanding anything else in this Section 17(b)(vi) to the contrary and consistent with Code Section 409A, the Administrator may elect, or may allow the Participant to elect, on or before December 31, 2007, the time or form of payment of amounts subject to Code Section 409A, provided that any such election occurring in 2007 shall apply only to amounts that are not otherwise payable in 2007 and does not cause an amount to be paid in 2007 that would not otherwise be payable in that year.

(vii) Delay of Time of Payment . Notwithstanding Section 17(b)(i), above, the payment of any Award shall be delayed for the following reasons:

(A) Where the Corporation reasonably anticipates that any deduction provided to it by payment of the Award to the Participant will be limited or eliminated by Code Section 162(m); in such a case, payment will be made as of the earlier of when the Administrator reasonably anticipates that the Corporation’s deduction under Code Section 162(m) will not be so limited or the calendar year in which the Participant separates from service;

(B) Where the Corporation reasonably anticipates the payment of the Award will violate a term of a loan arrangement or any other similar contractual provision and the violation will cause material harm to the Corporation; in such a case, payment will be made at the earliest date at which the Administrator reasonably anticipates that payment will not cause such a violation; and

(C) Where the Corporation reasonably anticipates that payment of the Award will violate federal securities laws or other applicable laws; in such a case, payment will be made at the earliest date when the Administrator reasonably anticipates that payment will not cause such a violation.

(viii) Termination of Awards Subject to Code Section 409A . As permitted by the Administrator in its sole discretion, and in accordance with Code Section 409A, the Corporation may terminate an Award that is subject to Code Section 409A and distribute benefits to Participants.

18. General Provisions

(a) Shareholder Rights: Except as otherwise determined by the Administrator (and subject to the provisions of Section 9(d) regarding Restricted Stock Awards), a Participant and his legal representatives, legatees or distributees shall not be deemed to be the holder of any shares subject to an Award and shall not have any rights of a shareholder unless and until certificates for such shares have been issued and delivered to him or them under the Plan. A certificate or certificates for shares of Common Stock acquired upon exercise of an Option or SAR shall be promptly issued in the name of the Participant (or his beneficiary) and distributed to the Participant (or his beneficiary) as soon as practicable following receipt of notice of exercise and, with respect to Options, payment of the Option Price (except as may otherwise be determined by the Corporation in the event of payment of the Option Price pursuant to Section 7(d)(ii)(C)). Except as otherwise provided in Section 9(d) regarding Restricted Stock Awards, a certificate for any shares of Common Stock issuable pursuant to a Restricted Award, Performance Award or Phantom Stock Award shall be promptly issued in the name of the Participant (or his beneficiary) and distributed to the Participant (or his beneficiary) after the Award (or portion thereof) has vested or been earned. In no event will the issuance of certificates pursuant to the exercise of Options, settlement of SARs in shares of Common Stock, vesting of Restricted Awards or vesting of other Awards otherwise exempt from Code Section 409A be delayed in a manner that would cause the Award to be construed to involve the deferral of compensation under Code Section 409A unless such deferral is in compliance with Code Section 409A.

(b) Withholding: The Corporation shall withhold all required local, state, federal, foreign and other taxes and any other amount required to be withheld by any governmental authority or law from any amount payable in cash with respect to an Award. Prior to the delivery or transfer of any certificate for shares or any other benefit conferred under the Plan, the Corporation shall require any recipient of an Award to pay to the Corporation in cash the amount of any tax or other amount required by any governmental authority to be withheld and paid over by the Corporation to such authority for the account of such recipient. Notwithstanding the foregoing, the Administrator may establish procedures to permit a recipient to satisfy such obligation in whole or in part, and any local, state, federal, foreign or other income tax obligations relating to such an Award, by electing (the " election ") to have the Corporation withhold shares of Common Stock from the shares to which the recipient is entitled. The number of shares to be withheld shall have a Fair Market Value as of the date that the amount of tax to be withheld is determined as nearly equal as possible to (but not exceeding) the amount of such obligations being satisfied. Each election must be made in writing to the Administrator in accordance with election procedures established by the Administrator.

(c) Section 16(b) Compliance: If and to the extent that any Participants in the Plan are subject to Section 16(b) of the Exchange Act, it is the general intention of the Corporation that transactions under the Plan by such persons shall comply with Rule 16b-3 under the Exchange Act and that the Plan shall be construed in favor of such Plan transactions meeting the requirements of Rule 16b-3 or any successor rules thereto. Notwithstanding anything in the Plan to the contrary, the Administrator, in its sole and absolute discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to Participants who are officers or directors subject to Section 16 of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other Participants.

(d) Code Section 162(m) Performance-Based Compensation. If and to the extent to which Code Section 162(m) is applicable, the Corporation intends that compensation paid under the Plan to Covered Employees will, to the extent practicable, constitute "qualified performance-based compensation" within the meaning of Code Section 162(m), unless otherwise determined by the Administrator. Accordingly, Awards granted to Covered Employees which are intended to qualify for the performance-based exception under Code Section 162(m) shall be deemed to include any such additional terms, conditions, limitations and provisions as are necessary to comply with the performance-based compensation exemption of Code Section 162(m), unless the Administrator, in its discretion, determines otherwise.

(e) Unfunded Plan; No Effect on Other Plans:

(i) The Plan shall be unfunded, and the Corporation shall not be required to create a trust or segregate any assets that may at any time be represented by Awards under the Plan. The Plan shall not establish any fiduciary relationship between the Corporation and any Participant or other person. Neither a Participant nor any other person shall, by reason of the Plan, acquire any right in or title to any assets, funds or property of the Corporation or any Affiliate, including, without limitation, any specific funds, assets or other property which the Corporation or any Affiliate, in their discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to the Common Stock or other amounts, if any, payable under the Plan, unsecured by any assets of the Corporation or any Affiliate. Nothing contained in the Plan shall constitute a guarantee that the assets of such entities shall be sufficient to pay any benefits to any person.

(ii) The amount of any compensation deemed to be received by a Participant pursuant to an Award shall not constitute compensation with respect to which any other employee benefits of such Participant are determined, including, without limitation, benefits under any bonus, pension, profit sharing, life insurance or salary continuation plan, except as otherwise specifically provided by the terms of such plan or as may be determined by the Administrator.

(iii) The adoption of the Plan shall not affect any other stock incentive or other compensation plans in effect for the Corporation or any Affiliate, nor shall the Plan preclude the Corporation from establishing any other forms of stock incentive or other compensation for employees or service providers of the Corporation or any Affiliate.

(f) Governing Law: The Plan shall be governed by and construed in accordance with the laws of the State of North Carolina, without regard to the conflict of laws provisions of any state, and in accordance with applicable federal laws of the United States.

(g) Beneficiary Designation: The Administrator may permit a Participant to designate in writing a person or persons as beneficiary, which beneficiary shall be entitled to receive settlement of Awards (if any) to which the Participant is otherwise entitled in the event of death. In the absence of such designation by a Participant, and in the event of the Participant's death, the estate of the Participant shall be treated as beneficiary for purposes of the Plan, unless the Administrator determines otherwise. The Administrator shall have sole discretion to approve and interpret the form or forms of such beneficiary designation. A beneficiary, legal guardian, legal representative or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent that the Plan and/or Award Agreement provide otherwise, and to any additional restrictions deemed necessary or appropriate by the Administrator.

(h) Gender and Number: Except where otherwise indicated by the context, words in any gender shall include any other gender, words in the singular shall include the plural and words in the plural shall include the singular.

(i) Severability: If any provision of the Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

(j) Rules of Construction: Headings are given to the sections of this Plan solely as a convenience to facilitate reference. The reference to any statute, regulation or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

(k) Successors and Assigns: The Plan shall be binding upon the Corporation, its successors and assigns, and Participants, their executors, administrators and permitted transferees and beneficiaries.

(l) Right of Offset: Notwithstanding any other provision of the Plan or an Award Agreement, the Corporation may reduce the amount of any payment or benefit otherwise payable to or on behalf of a Participant by the amount of any obligation of the Participant to or on behalf of the Corporation or an Affiliate that is or becomes due and payable.

(m) Effect of Changes in Status: Unless the Administrator determines otherwise, an Award shall not be affected by any change in the terms, conditions or status of the Participant's employment or service, provided that the Participant continues to be an employee of, or in service to, the Corporation or an Affiliate.

(n) Shareholder Approval: The Plan is subject to approval by the shareholders of the Corporation, which approval must occur, if at all, within 12 months of the Effective Date of the Plan. Awards granted prior to such shareholder approval shall be conditioned upon and shall be effective only upon approval of the Plan by such shareholders on or before such date.

(o) No Fractional Shares: Except as otherwise provided in an Award Agreement or by the Administrator, (i) the total number of shares issuable pursuant to the exercise, vesting or earning of an Award shall be rounded down to the nearest whole share, and (ii) no fractional shares shall be issued. The Administrator may, in its discretion, determine that a fractional share shall be settled in cash.

IN WITNESS WHEREOF, this PokerTek, Inc. 2007 Stock Incentive Plan is, as amended and restated as of July 17, 2009, by the authority of the Board of Directors of the Corporation, executed in behalf of the Corporation, effective as of the 3rd day of September, 2009.

POKERTEK, INC.

Date:	By:	/s/ Mark D. Roberson

Mark D. Roberson, Acting Chief Executive Officer

ATTEST:

/s/ James Crawford
James Crawford, Secretary

[Corporate Seal]

APPENDIX D

FORM OF PROXY

PokerTek

POKERTEK, INC.
1150 CREWS ROAD
SUITE F
MATTHEWS, NC 28105

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M16397-Z50208 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

POKERTEK, INC.

Nominees:

Nominees	For	Against	Abstain
1a. Lyle Berman, Chairman	☐	☐	☐
1b. Gehrig White, Vice Chairman	☐	☐	☐
1c. Joseph Lahti, Director	☐	☐	☐
1d. Arthur Lomax, Director	☐	☐	☐
1e. James Crawford, Director	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

M16398-Z50208

POKERTEK, INC.
Annual Meeting of the Shareholders
September 3, 2009
This proxy is solicited by the Board of Directors.

The shareholder(s) hereby appoint(s) James T. Crawford, III and Mark D. Roberson, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of POKERTEK, INC. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 2:00 PM, EDT on September 3, 2009, at PokerTek's headquarters, 1150 Crews Road, Suite F, Matthews, NC 28105, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.